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AVERY DENNISON CORPORATION
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AVERY DENNISON CORPORATION
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Avery Dennison Corporation 150 North Orange Grove Boulevard Pasadena, California 91103

Notice of Annual Meeting of Stockholders To be held April 22, 2010

To the Stockholders:

The Annual Meeting of Stockholders of Avery Dennison Corporation will be held at 150 North Orange Grove Boulevard, Pasadena, California, on Thursday, April 22, 2010, at 1:30 p.m. for the following purposes:

1. To elect three directors to the Board of Directors to hold office for a term of three years and until their successors are elected and have qualified;

2. To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors for the current fiscal year, which ends on January 1, 2011;

3.  To consider and vote upon a proposal to eliminate: (i) the supermajority voting requirements and (ii) the interested person stock repurchase provision in the Restated Certificate of Incorporation of Avery Dennison Corporation;

4. To consider and vote upon a proposal to approve an amended and restated stock option and incentive plan; and

5. To transact such other business as may properly come before the meeting and any adjournments thereof.

In accordance with the Bylaws, the Board of Directors has fixed the close of business on Monday, February 22, 2010, as the record date for the determination of stockholders entitled to vote at the Annual Meeting and to receive notice thereof.

All stockholders are cordially invited to attend the meeting.

BY ORDER OF THE BOARD OF DIRECTORS

Susan C. Miller Secretary

Pasadena, California Dated: March 19, 2010

Whether or not you presently plan to attend the Annual Meeting, in order to ensure your representation, please vote by telephone or by using the Internet as instructed on the enclosed proxy card, or complete, sign and date the enclosed proxy card as promptly as possible and return it in the enclosed envelope (which does not require postage if mailed in the United States). If you attend the meeting and wish to vote in person, your proxy will not be used.

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PROXY STATEMENT
ELECTION OF DIRECTORS (Proxy Item 1)
2010 NOMINEES
CONTINUING DIRECTORS
RETIRING DIRECTORS
SECURITY OWNERSHIP OF MANAGEMENT
BOARD OF DIRECTORS AND COMMITTEE MEETINGS
DIRECTOR COMPENSATION FOR 2009
EXECUTIVE COMPENSATION
ADDITIONAL INFORMATION REGARDING EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
GRANTS OF PLAN-BASED AWARDS FOR 2009
OUTSTANDING EQUITY AWARDS FOR 2009
OPTION EXERCISES AND STOCK VESTED FOR 2009
PENSION BENEFITS FOR 2009
NONQUALIFIED DEFERRED COMPENSATION (1) FOR 2009
EQUITY COMPENSATION PLAN INFORMATION
TRANSACTIONS WITH RELATED PERSONS
VOTING SHARES
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS (Proxy Item 2)
AUDIT COMMITTEE REPORT
GENERAL
EXHIBIT A
EXHIBIT B
EXHIBIT C
EXHIBIT D

AVERY DENNISON CORPORATION
150 North Orange Grove Boulevard
Pasadena, California 91103

PROXY STATEMENT

This proxy statement is furnished to the stockholders on behalf of the Board of Directors (“Board”) of Avery Dennison Corporation, a Delaware corporation (hereinafter called “Avery Dennison” or the “Company”), for solicitation of proxies for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Thursday, April 22, 2010, at 1:30 p.m. at 150 North Orange Grove Boulevard, Pasadena, California and at any and all adjournments and postponements thereof. A stockholder giving a proxy pursuant to the present solicitation may revoke it at any time before it is exercised by delivering a later dated proxy, by delivering to the Secretary of the Company a written notice of revocation prior to the voting of the proxy at the Annual Meeting, or by voting in person at the Annual Meeting. Simply attending the Annual Meeting will not revoke your proxy. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the election inspectors appointed for the meeting and the inspectors also will determine whether or not a quorum is present. At the Annual Meeting: (i) shares represented by proxies that reflect abstentions or “broker non-votes” (i.e., shares held by a broker or nominee that are represented at the meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote at the Annual Meeting for purposes of determining the presence of a quorum; (ii) there is no cumulative voting and the director nominees receiving a majority of the votes cast (in uncontested elections) will be elected (for purposes of determining the vote required to elect directors, “a majority of the votes cast” shall mean that the number of shares voted “for” a director’s election exceeds the number of votes cast against that director (with abstentions not counted as votes cast)); (iii) the affirmative vote of at least 80% of the total voting power of all shares of stock of Avery Dennison entitled to vote in the election of directors shall be required for adoption of Proxy Item 3; and (iv) for all matters other than the election of directors and Proxy Item 3, the affirmative vote of the majority in voting power of the shares represented at the Annual Meeting and entitled to vote on the matter shall be the act of the stockholders and, therefore, abstentions as to a particular proposal will have the same effect as a vote against that proposal and broker non-votes will have no effect on the vote. The Company has retained D. F. King & Co., Inc. to assist in soliciting proxies for this meeting at a fee estimated at $11,500 plus out of pocket expenses. Expenses incident to the preparation and mailing of the notice of meeting, proxy statement and form of proxy are to be paid by the Company. This proxy statement is to be mailed to stockholders on or about March 19, 2010.

The purpose of the meeting and the matters to be acted upon are set forth in the preceding Notice of Annual Meeting. In addition to the election of three directors and ratification of the appointment of PricewaterhouseCoopers LLP as independent auditors for the Company, a proposal to eliminate the supermajority voting requirements and the interested person stock repurchase provision in the Restated Certificate of Incorporation (“Certificate of Incorporation”) of the Company, and a proposal on the Stock Option and Incentive Plan, as amended and restated (“Stock Plan”), will be submitted for approval by the Company’s stockholders. The Stock Plan has been previously approved by stockholders, and is proposed to be amended to increase the total number of shares issuable thereunder by 2.8 million shares, to provide that equity awards may also be granted to members of the Board, and to increase the aggregate number of shares represented by full-value awards (such as restricted stock, restricted stock units and performance units) that may be granted by 1.2 million out of the total of 2.8 million.

As of the date of this proxy statement, management knows of no other business that will be presented for consideration at the meeting. However, if any such other business shall properly come before the meeting, votes will be cast pursuant to these proxies in respect of any such other business in accordance with the best judgment of the persons acting under these proxies. See “GENERAL — Stockholder Proposals.”

Important Notice Regarding the Availability of Proxy Materials
for the Stockholder Meeting to be Held on April 22, 2010.

The Proxy Statement and the Annual Report to Stockholders
are available at www.investors.averydennison.com

ELECTION OF DIRECTORS (Proxy Item 1)

The Bylaws of the Company presently provide for twelve directors, divided into three classes. Three directors are to be elected at the 2010 Annual Meeting and will hold office until the Annual Meeting in 2013 and until their successors are elected and have qualified. It is intended that the persons so appointed in the enclosed proxy will, unless authority is withheld, vote for the election of the three nominees proposed by the Board, all of whom are presently directors of the Company. In voting for the election of directors, each share has one vote for each position to be filled. All of the nominees have consented to being named herein and to serve if elected. In the event that any of them should become unavailable prior to the Annual Meeting, the proxy may be voted for a substitute nominee or nominees designated by the Board, or the number of directors may be reduced accordingly.

The following several pages provide information for each of the nominees for election to the Board and for each director whose term continues, as well as for those directors who are retiring, including his or her age, positions held, current principal occupation and business experience during the past five years, as well as the names of other publicly-held companies of which he or she currently serves as a director or has served as a director during the past five years. In addition to the information presented below regarding each director’s experience, qualifications, attributes and skills that led our Board to the conclusion that he or she should serve as a director, we also believe that each of our directors has a reputation for integrity and an adherence to high ethical standards. They each have demonstrated business leadership skills and an ability to exercise sound judgment, as well as a commitment to service to Avery Dennison and our Board. In addition, we value their significant experience on other public company boards of directors and board committees.

2010 NOMINEES

The Board recommends a vote FOR the three nominees below.

Rolf Börjesson, age 67. Since May 2008, Mr. Börjesson has been the Retired Chairman of Rexam PLC, a worldwide consumer packaging company based in London, United Kingdom. From May 2004 through April 2008, Mr. Börjesson was non-executive Chairman of Rexam. From 1996 through May 2004, Mr. Börjesson served as Chief Executive Officer of Rexam. He is also a director of SCA AB (Svenska Cellulosa Aktiebolaget), a pulp and paper manufacturer based in Stockholm, Sweden, and Huhtamäki Oyj, a manufacturer of consumer and specialty packaging based in Espoo, Finland. He has been a director of Avery Dennison Corporation since January 2005. Mr. Börjesson’s qualifications to be a member on our Board include his international experience as a chairman and chief executive officer, as well as his forty years of experience in the consumer packaging and manufacturing industries.

Peter W. Mullin, age 69. Since November 2008, Mr. Mullin has been Chairman Emeritus of MullinTBG, an executive compensation, benefit planning and corporate insurance consulting firm. From March 2006 through October 2008, Mr. Mullin was Chairman of MullinTBG; prior to March 2006, he was Chairman of Mullin Consulting, Inc.; and prior to July 2003, Mr. Mullin also served as Chief Executive Officer of Mullin Consulting. He has been a director of Avery Dennison Corporation since January 1988. During the past five years, Mr. Mullin also served as a director of Mrs. Fields Holding Company, Inc. Mr. Mullin’s qualifications to be a member on our Board include his experience as a chairman and chief executive officer, as well as his forty years of experience in the benefit planning and corporate insurance profession.

Patrick T. Siewert, age 54. Since April 2007, Mr. Siewert has been a Managing Director for The Carlyle Group, an investment company. From February 2006 through March 2007, Mr. Siewert was a Senior Advisor to The Coca-Cola Company, a worldwide beverage company. From August 2001 through March 2007, Mr. Siewert was Group President, Asia, The Coca-Cola Company. He is also a director of Computime Group Ltd., a manufacturer of home and commercial control products, and Natural Beauty Ltd., a manufacturer and distributor of personal care products, both based in Hong Kong. He has been a director of Avery Dennison Corporation since April 2005. Mr. Siewert’s qualifications to be a member on our Board include his experience with an investment company as a managing director and in the consumer goods industry as a group president, as well as his thirty years of international and domestic business experience.

CONTINUING DIRECTORS

Peter K. Barker, age 61. Since September 2009, Mr. Barker has been the Chairman of California for JPMorgan Chase & Company, a global financial services firm. From November 1982 through November 1998, Mr. Barker was a partner with Goldman Sachs & Company, an investment banking, securities and investment management firm. He is also a director of Fluor Corporation, an engineering, procurement, construction, and maintenance services company. He has been a director of Avery Dennison Corporation since January 2003. During the past five years, Mr. Barker has been a private investor and also served as a director of Ameron International Corporation, Catellus Corporation, GSC Investment Company, and Stone Energy Corporation. Mr. Barker’s qualifications to be a member on our Board include his experience as a chairman, as well as his more than thirty-seven years of experience in the investment banking and investment management profession. His present term expires in 2011.

Ken C. Hicks, age 57. Since February 2010, Mr. Hicks has been Chairman and since August 2009, he has been President and Chief Executive Officer of Foot Locker, Inc., a specialty athletic retailer. From January 2005 through July 2009, Mr. Hicks was the President and Chief Merchandising Officer of J.C. Penney Company, Inc., a retailing company. From July 2002 through December 2004, Mr. Hicks was President and Chief Operating Officer of J.C. Penney Company. From January 1999 through February 2002, he was President of Payless ShoeSource, Inc. He has been a director of Avery Dennison Corporation since July 2007. During the past five years, Mr. Hicks also served as a director of J.C. Penney Company. Mr. Hicks’ qualifications to be a member on our Board include his experience as a president and chief merchandising officer and his twenty-eight years of experience in the retail and apparel industries and in the consulting profession. His present term expires in 2011.

Debra L. Reed, age 53. Since February 2007, Ms. Reed has served as Chairperson, President and Chief Executive Officer of Southern California Gas and San Diego Gas & Electric, the regulated utilities of Sempra Energy. From April 2004 through October 2006, she served as Chief Operating Officer, and in October 2006, she became Chief Executive Officer of Southern California Gas and San Diego Gas & Electric. Prior to serving as Chief Operating Officer, Ms. Reed was the Chief Financial Officer for Southern California Gas and San Diego Gas & Electric. Ms. Reed also serves on the board of Halliburton Company. Ms. Reed has been a director of Avery Dennison Corporation since October 2009, and was recommended by Korn/Ferry, an executive search firm. During the past five years, Ms. Reed also served as a director of Genentech, Inc. Ms. Reed’s qualifications to be a member on our Board include her experience as a chairperson, president, chief executive officer and chief financial officer, as well as her thirty years of experience in the energy services industry. Her present term expires in 2011.

John T. Cardis, age 68. Mr. Cardis is a private investor. In May 2004, Mr. Cardis retired as National Managing Partner — Global Strategic Clients of Deloitte & Touche USA LLP, an audit, tax, consulting and financial advisory service company. From 1991 through June 1999, Mr. Cardis served as Office Managing Partner, Los Angeles, for Deloitte & Touche. He was also a member of the executive committee and a member of the board of directors. He also is a director of Edwards Lifesciences Corporation, a cardiovascular disease treatment company. He has been a director of Avery Dennison Corporation since October 2004. During the past five years, Mr. Cardis also served as a director of Energy East Corporation. Mr. Cardis’ qualifications to be a member on our Board include his forty years of experience dealing with public company financial accounting matters for complex global organizations. His present term expires in 2012.

David E.I. Pyott, age 56. Since February 2006, Mr. Pyott has been Chairman and Chief Executive Officer of Allergan, Inc., a global healthcare company. From April 2001 through January 2006, Mr. Pyott was Chairman, President and Chief Executive Officer and from January 1998 through March 2001, he was President and Chief Executive Officer of Allergan. He is also a director of Edwards Lifesciences Corporation, a cardiovascular disease treatment company. He has been a director of Avery Dennison Corporation since November 1999. During the past five years, Mr. Pyott also served as a director of Pacific Mutual Holding Company. Mr. Pyott’s qualifications to be a member on our Board include his experience as a chairman, president and chief executive officer, as well as his thirty years of international and domestic experience in the health care industry. His present term expires in 2012.

Dean A. Scarborough, age 54. Since May 2005, Mr. Scarborough has been President and Chief Executive Officer of Avery Dennison Corporation, a global leader in pressure-sensitive technology. From May 2000 through April 2005, Mr. Scarborough served the Company as President and Chief Operating Officer. From November 1999 through April 2000, Mr. Scarborough served the Company as Group Vice President, Fasson Roll Worldwide. Prior to November 1999, Mr. Scarborough held other executive positions with the Company. He is also a director of Mattel Corporation, a manufacturer and marketer of toys and family products. He has been a director of Avery Dennison Corporation since May 2000. Mr. Scarborough’s qualifications to be a member on our Board include his twenty-five years of international and domestic experience in the pressure-sensitive materials industry, the last five years as our Chief Executive Officer and the last ten years as our President. His present term expires in 2012.

Julia A. Stewart, age 54. Since June 2008, Ms. Stewart has been Chairman and Chief Executive Officer of DineEquity, Inc. (formerly IHOP Corporation), which owns, operates and franchises the IHOP and Applebee’s restaurant chains. From May 2006 through May 2008, Ms. Stewart was Chairman and Chief Executive Officer, and from May 2002 through April 2006, Ms. Stewart was President, Chief Executive Officer and Chief Operating Officer of IHOP. She has been a director of Avery Dennison Corporation since January 2003. Ms. Stewart’s qualifications to be a member on our Board include her experience as a chairman, president and chief executive officer, as well as her nearly forty years of experience in the restaurant industry. Her present term expires in 2012.

RETIRING DIRECTORS

Richard M. Ferry, age 72. Mr. Ferry is a private investor. Since July 2001, Mr. Ferry has been Founder Chairman of Korn/Ferry International, an international executive search firm. In June 2001, Mr. Ferry retired as Chairman of Korn/Ferry, a position he had held since May 1997; and in June 2002, he left the Korn/Ferry board. From May 1991 through May 1997, Mr. Ferry was Chairman and Chief Executive Officer of Korn/Ferry. He has been a director of Avery Dennison Corporation since December 1985. During the past five years, Mr. Ferry also served as a director of Dole Food Company, Inc., Pacific Mutual Holding Company and Mrs. Fields Famous Brands, LLC. Mr. Ferry’s qualifications to be a member on our Board include his experience as a chairman and chief executive officer and his thirty-five years of experience in the international executive search profession. Mr. Ferry will retire at the Annual Meeting in April.

Kent Kresa, age 71. Since December 2005, Mr. Kresa has served as non-executive Chairman of Avery Dennison Corporation. During the period from March 30 until July 10, 2009, Mr. Kresa also served as Interim Chairman of General Motors Corporation. Since October 2003, he has been Chairman Emeritus of Northrop Grumman Corporation, a defense systems manufacturer. In October 2003, Mr. Kresa retired as Chairman of Northrop Grumman, a position he had held since September 1990. From September 1990 through March 2003, he served as Chairman and Chief Executive Officer of Northrop Grumman. He is also a director of Fluor Corporation, an engineering, procurement, construction, and maintenance services company; General Motors Corporation, an automotive manufacturer; and MannKind Corporation, a pharmaceutical manufacturer. He has been a director of Avery Dennison Corporation since February 1999. Mr. Kresa’s qualifications to be a member on our Board include his experience as a chairman and chief executive officer, as well as his forty years of experience in the defense systems industry. Mr. Kresa will retire at the Annual Meeting in April.

SECURITY OWNERSHIP OF MANAGEMENT

The following table shows the number of shares of the Company’s common stock beneficially owned by each director of the Company and each of the executive officers named on page [11], and the aggregate number of such shares beneficially owned by all directors and executive officers as of December 31, 2009.

	Amount and
	Nature of
	Beneficial		Percent
Name of Beneficial Owner	Ownership(1)		of Class

Dean A. Scarborough	831,132	(3)	(2)
Richard M. Ferry	68,647	(4)	(2)
Peter W. Mullin	108,020	(5)	(2)
Kent Kresa	55,165	(6)	(2)
David E.I. Pyott	40,589	(7)	(2)
Julia A. Stewart	32,142	(8)	(2)
Peter K. Barker	32,716	(9)	(2)
John T. Cardis	24,817	(10)	(2)
Rolf Börjesson	18,051	(11)	(2)
Patrick T. Siewert	22,850	(12)	(2)
Ken C. Hicks	19,274	(13)	(2)
Debra L. Reed	490	(14)	(2)
Daniel R. O’Bryant	360,976	(15)	(2)
Donald A. Nolan	59,768	(16)	(2)
Timothy S. Clyde	304,433	(17)	(2)
Robert M. Malchione	327,849	(18)	(2)
All Directors and Executive Officers as a Group (24 persons, including those named)	2,915,937	(19)	2.5%

(1)
Except as otherwise indicated and subject to applicable community property and similar statutes, the persons listed as beneficial owners of the shares have voting and/or investment power with respect to such shares. Exercise prices for stock options for the persons referred to above on shares range from $20.64 to $67.80.

(2)	Less than 1%.

(3)
Includes 740,000 shares with respect to which Mr. Scarborough holds options exercisable within 60 days from December 31, 2009. Also includes 145 shares held by Mrs. Scarborough, as to which Mr. Scarborough disclaims beneficial ownership, and 2,702 shares issuable under stock units designated for Mr. Scarborough under the Company’s Capital Accumulation Plan (“CAP”) trust.

(4)
Includes 17,000 shares with respect to which Mr. Ferry holds options exercisable within 60 days from December 31, 2009. Also includes 6,062 stock units designated for Mr. Ferry under the Director Deferred Equity Compensation Program (“DDECP”), and 1,569 shares issuable under stock units designated for Mr. Ferry under the CAP trust.

(5)
Includes 17,000 shares with respect to which Mr. Mullin holds options exercisable within 60 days from December 31, 2009. Also includes 785 shares issuable under stock units designated for Mr. Mullin under the CAP trust, and 3,000 shares held by Mrs. Mullin (405 shares of which are held in a trust), as to which Mr. Mullin disclaims beneficial ownership.

(6)	Includes 17,000 shares with respect to which Mr. Kresa holds options exercisable within 60 days from December 31, 2009. Also includes 33,465 stock units designated for Mr. Kresa under the DDECP.

(7)	Includes 17,000 shares with respect to which Mr. Pyott holds options exercisable within 60 days from December 31, 2009. Also includes 19,089 stock units designated for Mr. Pyott under the DDECP.

(8)	Includes 16,000 shares with respect to which Ms. Stewart holds options exercisable within 60 days from December 31, 2009. Also includes 12,242 stock units designated for Ms. Stewart under the DDECP.

(9)	Includes 16,000 shares with respect to which Mr. Barker holds options exercisable within 60 days from December 31, 2009. Also includes 5,816 stock units designated for Mr. Barker under the DDECP.

(10)	Includes 14,000 shares with respect to which Mr. Cardis holds options exercisable within 60 days from December 31, 2009. Also includes 317 stock units designated for Mr. Cardis under the DDECP.

(11)	Includes 12,000 shares with respect to which Mr. Börjesson holds options exercisable within 60 days from December 31, 2009.

(12)	Includes 12,000 shares with respect to which Mr. Siewert holds options exercisable within 60 days from December 31, 2009.

(13)	Includes 8,000 shares with respect to which Mr. Hicks holds options exercisable within 60 days from December 31, 2009. Also includes 2,774 stock units designated for Mr. Hicks under the DDECP.

(14)	Ms. Reed joined the Board in October 2009. Includes 490 stock units designated for Ms. Reed under the DDECP.

(15)
Includes 317,974 shares with respect to which Mr. O’Bryant holds options exercisable within 60 days from December 31, 2009. Also includes 17,579 shares of restricted stock that are scheduled to vest on August 14, 2012.

(16)	Includes 59,443 shares with respect to which Mr. Nolan holds options exercisable within 60 days from December 31, 2009.

(17)	Includes 292,829 shares with respect to which Mr. Clyde holds options exercisable within 60 days from December 31, 2009.

(18)	Includes 312,743 shares with respect to which Mr. Malchione holds options exercisable within 60 days from December 31, 2009.

(19)	Includes 2,459,449 shares with respect to which all executive officers and directors as a group hold options exercisable within 60 days from December 31, 2009.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (“1934 Act”) requires the Company’s executive officers and directors, and persons who own more than 10% of a registered class of the Company’s equity securities (collectively, “Insiders”), to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission (“SEC”) and the New York Stock Exchange (“NYSE”). Insiders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. To the Company’s knowledge, based solely on its review of the copies of such reports furnished to the Company and written representations from certain Insiders that no other reports were required for such Insiders, the Company believes that, during the 2009 fiscal year, Insiders complied with the Section 16(a) filing requirements applicable to Insiders, except Mr. Butier filed a Form 4 one day after its due date.

BOARD OF DIRECTORS AND COMMITTEE MEETINGS

During 2009, there were six meetings of the Board and twenty-nine meetings of committees of the Board. All of the Avery Dennison directors attended at least 75% of the aggregate number of meetings of the Board and meetings of Board committees (of which they were members) held during 2009, or if shorter, the period of time they served on the Board and committees. The Company has a policy of encouraging directors to attend the Annual Meeting of Stockholders, and ten of the directors attended the 2009 Annual Meeting.

After review and discussion of the relevant facts and circumstances for each director, including any relationships with Avery Dennison, the Board has determined that the following directors, who (i) have no material relationships with Avery Dennison, and (ii) meet the Board’s categorical independence standards for directors (which are attached as Exhibit A), are independent based on the NYSE listing standards: Peter K. Barker, Rolf Börjesson, John T. Cardis, Richard M. Ferry, Ken C. Hicks, Kent Kresa, David E.I. Pyott, Debra L. Reed, Patrick T. Siewert and Julia A. Stewart. These ten directors constitute a majority of the Board. As part of its independence determinations, the Board considered sales and purchases of products and services, in the ordinary course of business, between the Company and its subsidiaries and the companies at which some of the Company’s directors were officers during 2009. However, the amounts paid to or received from these companies during the last three years were less than the 2.0% threshold in the Board’s independence standards for these ten directors. The Board also determined that none of these relationships impaired the independence of these ten directors.

Corporate Governance

The Board and Avery Dennison management have taken a number of steps to enhance the Company’s corporate governance policies and procedures, and to comply with the Sarbanes-Oxley Act, as well as the NYSE listing standards. This year the Company is proposing to eliminate supermajority voting requirements in the Certificate of Incorporation and in the Bylaws. In 2011, the Company will propose declassification of the Board, which will result in annual elections of directors, and the Company will provide a “say-on-pay” proposal. There is a corporate governance section on the Company’s web site, which includes key information about the Company’s corporate governance. You can access this information by going to www.averydennison.com, selecting the “Investors / Corporate Governance” section to find the Company’s Corporate Governance Guidelines; Charters for the Audit, the Compensation and Executive Personnel, and the Nominating and Governance Committees; Code of Ethics and Business Conduct for Directors, Officers and Employees; Code of Ethics for the Chief Executive Officer (“CEO”) and Senior Financial Officers; and the Audit Committee Complaint Procedures. The Company’s web site address provided above is not intended to function as a hyperlink, and the information on the Company’s web site is not and should not be considered part of this proxy statement and is not incorporated by reference herein.

On December 1, 2005, the Board elected Kent Kresa as non-executive Chairman. Mr. Kresa presides at executive sessions of the Board. During 2009, the Board held five executive sessions with non-management directors only during regularly scheduled Board meetings, including one executive session with independent directors only.

Board Leadership Structure

The Board believes that it should have the flexibility to decide whether the offices of Chairman of the Board (“Chairman”) and CEO should be combined or separate. The Board also believes that determining the responsibilities of these roles can be a useful part of the succession planning process, and should be reevaluated periodically by the Board.

Since December 2005, the roles of Chairman and CEO have been separate, with Mr. Kresa serving as Chairman and Mr. Scarborough serving as CEO, following the retirement of our then Chairman and CEO, Philip M. Neal. At the time of Mr. Kresa’s election as Chairman, the Board determined that his prior service as a member of the Board since 1999 provided him the familiarity with the Company, its businesses, operations and stockholders to carry out the Chairman’s responsibilities effectively and to provide leadership to the Board. Mr. Scarborough was elected by the Board as CEO in May 2005, and has been a member of the Board since 2000. As CEO, Mr. Scarborough is responsible for the general supervision, direction and control of the business and affairs of the Company, for which he has served in various significant positions since 1983.

With Mr. Kresa’s pending retirement from the Board, the Board believes that it is in the best interests of the Company to again combine the roles of Chairman and CEO, and on February 26, 2010 elected Mr. Scarborough to serve in the dual roles, effective as of Mr. Kresa’s retirement following the 2010 Annual Meeting. The Board believes that this is in the best interests of the Company and the stockholders because it allows the Company to leverage Mr. Scarborough’s experience and knowledge as CEO and as a director. The Board believes that Mr. Scarborough at this time is best positioned to identify matters of operating and strategic importance for the Board, and can serve as a bridge between management and the Board. This combined leadership structure enhances the Chairman/CEO’s ability to provide insight and direction on important strategic initiatives to both the Board and management and, at the same time, ensures that the appropriate level of independent oversight is applied to Board decisions.

With the combined roles of Chairman and CEO, the Board believes that it is appropriate to have a Lead Independent Director who will, among other things, preside over executive sessions of the Board, serve as liaison between the Chairman and the non-management Directors, have the authority to call meetings of the non-management directors, and have the authority to review materials prepared for the Board. Having served on the Board since 1999, Mr. Pyott is familiar with the Company and the operations of the Board and is well qualified to fill this role.

Stockholders and other interested parties may write to Mr. Kresa (prior to April 23, 2010) and to Mr. Pyott (from April 23, 2010) concerning matters other than accounting and auditing matters c/o Secretary, Avery Dennison Corporation, 150 North Orange Grove Boulevard, Pasadena, California 91103. Stockholders and other interested parties may also write to John T. Cardis, Chairman of the Audit Committee, regarding accounting and auditing matters c/o Secretary at the same address.

Risk Oversight

Although the Company’s management is responsible for the day-to-day management of risks to the Company, the Board has broad oversight responsibility for the Company’s risk management programs. In this oversight role, the Board is responsible for satisfying itself that the risk management processes designed and implemented by the Company’s management are functioning, and that necessary steps are taken to foster a culture of risk-adjusted decision-making within the organization. In carrying out its oversight responsibility, the Board has delegated to individual Board Committees certain elements of its oversight function. In this context, the Audit Committee regularly discusses the Company’s risk assessment and risk management processes to determine that our risk management programs are effective. Employees who supervise various day-to-day risks provide reports and information to Board Committees and when appropriate to the Board. The Board receives updates from its Committees on individual areas of risk, such as: updates on accounting, credit, operational, financial reporting, and environmental, health and safety risks from the Audit Committee; updates on financing related matters and risks, including liquidity risk, from the Finance Committee; updates on compensation program issues and risks from the Compensation and Executive Personnel Committee; updates on business ethics and conflict of interest matters and risks from the Ethics and Conflict of Interest Committee; and updates on corporate governance matters and risks from the Nominating and Governance Committee. Significant potential risks to the Company are identified and discussed in the Company’s public filings with the SEC.

Risk Considerations in our Compensation Programs

The Compensation and Executive Personnel Committee (“Compensation Committee”) believes that the Company’s executive compensation and other employee compensation programs have been designed to provide the appropriate level of incentives that do not encourage our executive officers to take unnecessary risks in managing their businesses, or other employees to take unnecessary risks in carrying out their responsibilities. A majority of our executive officers’ compensation is performance-based, consistent with our executive compensation philosophy. Our annual incentive award program is designed to reward annual financial and/or strategic performance in areas considered important to the short and long-term success of the Company. Our longer term equity incentive awards are directly aligned with long-term stockholder interests through their link to our stock price and multi-year vesting, and our executive stock ownership guidelines further support a long-term focus by requiring our executives to personally acquire and retain significant levels of the Company’s stock. In combination, the Committee believes that the various elements of our compensation programs sufficiently tie our executives’ and other employees’ compensation opportunities to the Company’s sustained long-term performance.

Criteria and Diversity

In considering whether to recommend any candidate for inclusion in the Board’s slate of recommended director nominees, including candidates recommended by stockholders, the Nominating and Governance Committee applies a number of criteria, including what is set forth in the Company’s Corporate Governance Guidelines. The Guidelines provide that the Board will have a majority of directors who meet the criteria for independence required by the NYSE and that the Nominating and Governance Committee is responsible for reviewing with the Board the requisite skills and characteristics of new Board members, as well as the composition of the Board as a whole. This assessment includes consideration of members’ and nominees’ qualifications as independent, as well as relevant business experience (considering factors such as size, the particular industry, scope, complexity and international operations); attendance; time commitments; conflicts of interest; ability to contribute to the oversight and governance of the Company; as well as an ability to represent the balanced interests of stockholders as a whole, rather than those of any special interest group in the context of the needs of the Board.

Nominees for Directorship are selected by the Nominating and Governance Committee. The Committee seeks nominees with a broad diversity of experience, professions, skills, geographic representation and backgrounds. The Committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. The Board believes that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities.

Standing Committees of the Board of Directors

The Audit Committee, which is composed of the following independent directors: John T. Cardis (Chairman), Peter K. Barker, Richard M. Ferry, Ken C. Hicks and Kent Kresa, met eight times during 2009, including meetings prior to the Company’s issuing its quarterly and annual news releases concerning financial results. Debra L. Reed was appointed to the Audit Committee by the Board on February 26, 2010. The Audit Committee is appointed by the Board to assist the Board with its oversight responsibilities in monitoring (i) the integrity of the financial statements of the Company; (ii) the independent auditors’ qualifications and independence; (iii) the performance of the Company’s internal audit function and independent auditors; and (iv) the compliance by the Company with legal and regulatory requirements. A copy of the Audit Committee Charter is available on the Company’s web site. The Board has designated Mr. Cardis and Mr. Barker as “audit committee financial experts” (as defined by applicable SEC regulations). The Board has determined that each of the members of the Audit Committee is “independent” (as defined by applicable SEC regulations).

The Compensation Committee, which is composed of the following independent directors: David E.I. Pyott (Chairman), Peter K. Barker (who was a member during a majority of the year), Richard M. Ferry, Debra L. Reed and Julia A. Stewart, met seven times during 2009. The Compensation Committee is appointed by the Board to discharge the Board’s responsibilities relating to compensation of the Company’s directors, Chairman, and CEO and other executive officers. The Compensation Committee has overall responsibility for approving and evaluating compensation plans, policies and programs of the Company, as they affect the directors, CEO and executive officers. In addition, the Compensation Committee reviews plans and candidates for succession to CEO and other executive officers. The Compensation Committee is also responsible for providing a report concerning its review of the Compensation Discussion and Analysis section of this annual proxy statement. A copy of the Compensation Committee’s Charter is available on the Company’s web site.

The Ethics and Conflict of Interest Committee, which is composed of the following directors: Julia A. Stewart (Chairman), Rolf Börjesson, John T. Cardis, Kent Kresa and Patrick T. Siewert, met twice during 2009. The functions of the Ethics and Conflict of Interest Committee are to: survey, monitor and provide counsel as to the business relationships, affiliations and financial transactions of directors, officers and key employees, as they may relate to possible conflicts of interest or to the Company’s Legal and Ethical Conduct Policy; monitor the Company’s compliance program; and report and make recommendations to the Board in instances where it is believed that possible violations of Company policy could exist.

The Finance Committee, which is composed of the following directors: Peter K. Barker (Chairman), Rolf Börjesson, John T. Cardis, Peter W. Mullin and Patrick T. Siewert, met three times during 2009. The functions of the Finance Committee are to: assist the Board in consideration of matters relating to the financial affairs and capital requirements of the Company; provide an overview of the financial planning and policies of the Company; and review significant borrowings and changes in the financial structure of the Company.

The Nominating and Governance Committee (“Nominating Committee”), which is composed of the following independent directors: Richard M. Ferry (Chairman), Rolf Börjesson, Ken C. Hicks, David E.I. Pyott and Julia A. Stewart, met six times during 2009. The Nominating Committee is appointed by the Board to: (i)  assist the Board by identifying individuals qualified to become Board members consistent with criteria approved by the Board, and to recommend to the Board the director nominees for the next annual meeting of stockholders, as well as between annual meetings when appropriate; (ii)  review and recommend to the Board, the Company’s Corporate Governance Guidelines; (iii)  oversee the evaluations of the Board and management (related to corporate governance); and (iv)  recommend to the Board director nominees for each committee. A copy of the Nominating Committee’s Charter is available on the Company’s web site. The Nominating Committee has a process under which all director candidates are evaluated. The Nominating Committee uses certain criteria in evaluating any candidate’s capabilities to serve as a member of the Board including: attendance, independence, number of other board directorships, time commitments, education, relevant geographical experience, conflict of interest, senior management experience with a multinational business or other organization with the size, scope, and complexity of the Company, as well as an ability and desire to contribute to the oversight and governance of the Company and to represent the balanced interests of stockholders as a whole, rather than those of special interest groups. Further, the Nominating Committee reviews the qualifications of any candidate with those of current directors to determine coverage and gaps in experience in related industries and in diverse functional areas, such as finance, manufacturing, technology, and investing. Sources for identifying potential nominees include members of the Nominating Committee, other Board members, executive officers of the Company, third-party search firms, and stockholders. Stockholders desiring to make recommendations concerning new directors should submit the candidate’s name, together with biographical information and professional experience, and the candidate’s written consent to nomination c/o Secretary, Nominating and Governance Committee of the Board of Directors, Avery Dennison Corporation, 150 North Orange Grove Boulevard, Pasadena, California 91103. Stockholders wishing to nominate new directors for election at an annual meeting must comply with the requirements described under the heading “GENERAL — Stockholder Proposals” on page [46].

In addition to the standing committees noted above, the Board has an Ad Hoc Committee, which is composed of the following directors: Kent Kresa (Chairman) and David E.I. Pyott, met three times during 2009. The Ad Hoc Committee is appointed by the Board and has been assigned the oversight responsibility for, and is empowered to take action (or if deemed appropriate to make recommendations to the Board) with respect to, the Company’s response to pending competitive practices related litigation.

DIRECTOR COMPENSATION FOR 2009
The following table provides information regarding compensation earned or awarded by the Company’s non-employee directors during 2009:

				Change in
	Fees			Pension
	Earned			Value and
	or Paid	Stock	Option	NQDC	All Other
Name	in Cash(2)	Awards(3)	Awards(4)	Earnings(5)	Compensation(6)	Total

Peter K. Barker	$97,500	$19,260	$12,830	—	$10,000	$139,590
Rolf Börjesson	$80,500	$19,260	$12,830	—	—	$112,590
John T. Cardis	$95,500	$19,260	$12,830	—	$10,000	$137,590
Richard M. Ferry	$103,500	$19,260	$12,830	$190,895	$10,000	$336,485
Ken C. Hicks	$83,500	$19,260	$12,830	—	$10,000	$125,590
Kent Kresa(1)	$248,500	$19,260	$12,830	$2,865	$10,000	$293,455
Peter W. Mullin	$68,500	$19,260	$12,830	$22,359	$10,000	$132,949
David E.I. Pyott	$101,500	$19,260	$12,830	$16,341	$10,000	$159,931
Debra L. Reed	$18,250	—	$44,124	—	$10,000	$72,374
Patrick T. Siewert	$71,500	$19,260	$12,830	—	—	$103,590
Julia A. Stewart	$92,500	$19,260	$12,830	—	$7,954	$132,544

(1)	Mr. Kresa serves as Chairman. His annual retainer is $220,000.

(2)
Amounts represented retainers and meeting fees earned by the directors in 2009. The annual retainer for all non-employee directors (except for Mr. Kresa) for 2009 was $55,000. Directors were able to elect to defer all or a portion of their fees into the Director Variable Deferred Compensation Plan (“DVDCP”) or the DDECP. Ms. Reed joined the Board in October 2009.

(3)	Amounts represented the value of the stock awards made on June 30, 2009 (750 shares at $25.68).

(4)
Amounts shown do not reflect compensation actually received by the directors. Rather, the amounts shown are the aggregate grant date fair value of option awards granted during 2009, without adjustment for forfeitures. The fair value of option awards was estimated as of the date of grant using the Black-Scholes option-pricing model. This model requires input assumptions for expected dividend yield, expected volatility, risk-free interest rate and the expected life of the option awards. Refer to footnote 5 of the “Summary Compensation Table” for more information on these assumptions. Options vest in equal installments on the first two anniversaries of the grant date and expire after ten years. As of December 31, 2009, the directors held stock options as follows: Mr. Barker – 17,000; Mr. Börjesson – 13,000; Mr. Cardis – 15,000; Mr. Ferry – 18,000; Mr. Hicks – 9,000; Mr. Kresa – 18,000; Mr. Mullin – 18,000; Mr. Pyott – 18,000; Ms. Reed – 5,000; Mr. Siewert – 13,000; and Ms. Stewart – 17,000.

(5)
NQDC means nonqualified deferred compensation. For Mr. Ferry and Mr. Mullin, the amounts include above-market earnings during fiscal year 2009 on fees that were deferred prior to fiscal year 2009 under two legacy plans (the fixed-rate alternatives that were frozen prior to 2009 and are no longer open for additional Company or director contributions): the Director Deferred Compensation Plan and/or the DVDCP. For Mr. Ferry, Mr. Kresa, Mr. Mullin and Mr. Pyott, the amounts include the change in present value of their director retirement plan benefit; this plan was frozen effective December 31, 2002.

(6)	Reflects amounts of Company matching gifts for director’s contributions to charitable and/or educational institutions; the maximum Company match is $10,000 per year.
As President and CEO of the Company, Mr. Scarborough receives no fees for services rendered in his capacity as a director. For 2009, each non-employee director was paid an annual retainer fee of $55,000; the non-executive Chairman was paid an annual retainer of $220,000. Directors were paid attendance fees of $1,500 per Board meeting attended, and $2,000 per committee meeting attended as Chairman of a committee or $1,500 per committee meeting attended as a member of the committee (whether it was a standing or an ad hoc committee). The Chairmen of the Audit and the Compensation Committees were each also paid an annual retainer fee of $10,000; the Chairmen of the Finance, the Nominating and Governance, and the Ethics and Conflict of Interest Committees were each paid an annual retainer fee of $5,000. See Exhibit B for a summary of non-employee director compensation for 2009. Under the DVDCP, fees that are deferred accrue earnings at the rate of return of certain bond and equity investment funds managed by an insurance company. Under the DDECP, directors may defer fees into stock units, which will be paid out in shares of Company stock at retirement. As of December 31, 2009, the following directors held stock units in the DDECP: Mr. Barker – 5,816; Mr. Cardis – 317; Mr. Ferry – 6,062; Mr. Hicks – 2,774; Mr. Kresa – 33,465; Mr. Pyott – 19,089; Ms. Reed – 490; and Ms. Stewart –

12,242. The Company has a matching gift program under which the Company will match an amount of up to $10,000 that a director contributes to charitable and/or educational institutions.
Each non-employee director who was a member of the Board on June 30, 2009, received a stock award of 750 shares of the Company’s common stock, as a portion of their director compensation for 2009. Non-employee directors also participated in the Director Equity Plan, which provided for each non-employee director to receive a 5,000 stock option grant upon joining the Board, and an annual grant of 2,000 stock options thereafter. In February 2009, options to purchase a total of 20,000 shares (2,000 options for each non-employee director) of Company stock were granted to the non-employee directors under this plan. When the stock options were granted, the option price was 100% of the fair market value of the Company’s common stock on the date of grant. These options granted have a term of ten years, and become exercisable in two equal installments on the first and second anniversaries of the grant date, except that all options held by a director, which are otherwise unexercisable on the date the director retires from the Board at or after age 72, will become fully vested and exercisable on the date of such retirement.
EXECUTIVE COMPENSATION
COMPENSATION DISCUSSION AND ANALYSIS
The Compensation Discussion and Analysis (“CD&A”) provides an overview and analysis of the Company’s executive compensation program. Refer to “Additional Information Regarding Executive Compensation” below for a series of tables containing information about the compensation for the following individuals, whom the Company refers to as named executive officers, or NEOs, of the Company:
•	Dean A. Scarborough, President and Chief Executive Officer (“CEO”)

•	Daniel R. O’Bryant, Executive Vice President, Finance and Chief Financial Officer (“CFO”)

•	Donald A. Nolan, Group Vice President, Roll Materials

•	Timothy S. Clyde, Group Vice President, Specialty Materials and Converting

•	Robert M. Malchione, Senior Vice President, Corporate Strategy and Technology
The discussion below is intended to provide an understanding of the detailed information contained in the tables following the CD&A and provide further information about the Company’s overall compensation program.
EXECUTIVE SUMMARY
The Compensation Committee designs and sets the Company’s executive compensation program and levels consistent with the Company’s compensation strategy to provide a compensation package that attracts, motivates and retains executive talents, and to reward performance and provide downside risk for underperformance. When the Compensation Committee met at the beginning of 2009 to establish the incentive program, there were a number of economic and business related factors to consider. Of particular concern was the recessionary environment throughout North America and Europe and expected slower growth in Asia. As a result, the Compensation Committee ratified management’s recommendation that there be no salary increases for our U.S.-based employees, including the NEOs due to the challenging economic environment. The Compensation Committee also made annual equity awards with values lower than the NEO’s targeted long-term incentive award values. For the 2009 annual bonus, the Compensation Committee left the target bonus levels for the NEOs unchanged, but did establish funding hurdles (gates), based on free cash flow and earnings per share, before any annual bonus award could be paid. Despite a decline in revenues in 2009, the Company improved or maintained its market share in key businesses and exceeded target goals for both free cash flow and earnings per share.
For 2010, executive incentives will be focused on rewarding profitable growth, with a greater emphasis on revenue growth in order to create shareholder value as markets recover.
ROLE OF COMPENSATION COMMITTEE & EXECUTIVE OFFICERS
The Compensation Committee is appointed by the Board to manage the Board’s responsibilities relating to the compensation of the Company’s directors, CEO, other NEOs and other executive officers.

The Compensation Committee’s major responsibilities are to:
1. Review and approve Company objectives and goals related to CEO compensation annually, evaluate the CEO’s performance in light of those goals and objectives, and determine and approve the CEO’s overall compensation level based on this evaluation. In determining the incentive components of the CEO’s compensation, the Compensation Committee considers the Company’s performance and strategic direction and the value of incentive awards to CEOs at companies of similar size.
2. Review and approve the annual base salary increases and annual bonus awards of the other executive officers, as well as long-term cash and equity-based incentive awards. In addition, the Compensation Committee provides periodic reports and makes recommendations to the Board on the Company’s compensation program for the other executive officers. The Compensation Committee also reviews and approves employment agreements and special or supplemental compensation and benefits for the CEO and other executive officers, including supplemental retirement benefits and perquisites. The Compensation Committee also submits the CEO’s compensation package, which has been reviewed and approved by the Compensation Committee, to the Board for ratification.
3. Select, retain and terminate any compensation consultant used to assist the Compensation Committee in the evaluation of compensation for directors, the CEO and other executive officers. The Compensation Committee has sole authority to approve the consultant’s fees and other terms and conditions.
4. Conduct evaluations of, and make reports to, the Board on succession planning for the CEO and the CEO’s direct reports. To that end, the Compensation Committee meets throughout the year to review and discuss succession planning for the CEO and his direct reports. As part of this process, the Compensation Committee reviews the executives’ skill sets, experience and readiness for their next roles. In addition, development plans are reviewed. The Board also reviews succession planning and potential successors to the CEO annually.
5. Review the Compensation Committee Charter annually and recommend any proposed changes to the Board for approval.
The Chairman of the Board reviews and evaluates the CEO’s annual performance and makes compensation recommendations to the Compensation Committee concerning salary and incentive awards for the CEO. The CEO makes compensation recommendations, including salary adjustments and incentive awards, to the Compensation Committee, for the other NEOs and other executive officers based on the CEO’s annual review of each officer’s performance. These recommendations are presented to the Compensation Committee for review and approval. The Compensation Committee exercises its discretion when modifying recommended salary adjustments or incentive awards.
The CEO and the Senior Vice President and Chief Human Resources Officer, and in some cases the CFO, participate during portions of Compensation Committee meetings to:
•	review and recommend performance objectives and goals for the annual bonus and long-term incentive plans

•	review performance against goals for the annual bonus and long-term incentive plans

•	review changes to the executive compensation program
The Compensation Committee has retained the services of Towers Watson (formerly Watson Wyatt), an independent executive compensation consultant, to assist the Compensation Committee in determining the overall compensation program. The Compensation Committee has the authority to engage, as well as to terminate, the services of the compensation consultant. During 2009, Towers Watson provided the Compensation Committee with support in its review of the executive severance program (which provides certain benefits when an executive is terminated without cause), and the Company’s stock ownership guidelines for executives, which are designed to achieve greater alignment with the interests of the Company’s stockholders. In addition, Towers Watson conducted a risk assessment of the Company’s executive compensation program. Utilizing qualitative and quantitative factors developed for its assessment, Towers Watson concluded that the Company’s executive compensation program strikes an appropriate balance between corporate risk mitigation and executive pay for performance. The Compensation Committee conducted its annual assessment of the consultant’s performance during the Compensation Committee’s December meeting, which also included a review of fees paid to Towers Watson. In 2009, Towers Watson provided no services for Company management (outside of its work for the Compensation Committee), but the Company may request services from Towers Watson in the future.
COMPENSATION PHILOSOPHY AND OBJECTIVES
The Board believes that hiring and retaining effective leaders and providing appropriate incentives for executives are essential to the Company’s success in the marketplace and to creating an attractive investment for stockholders. The Compensation Committee of the Board has responsibility for establishing and implementing the Company’s executive compensation program.

The Compensation Committee has established a compensation strategy and supporting plans that tie a significant portion of executive compensation to the Company’s success in meeting specified performance goals and positively influencing the appreciation of the Company’s stock price. The objectives of this strategy are to attract and retain the best possible executive talent, to motivate these executives to achieve the Company’s near- and long-term goals, to link the interests of executives and stockholders through equity-based plans and to provide a compensation program that recognizes individual contributions, as well as overall business results.
The Compensation Committee believes that the Company’s compensation program should be balanced, providing a mix of incentive plans that balance short- and long-term objectives, provide potential upside for exceeding performance targets and downside risk for missing performance targets. In addition, the program should balance retention with reward for stockholder value creation, while also ensuring that the elements of the program, individually and in the aggregate, do not encourage excessive risk-taking. Consistent with this approach, the Compensation Committee has also adopted a compensation recovery (“clawback”) policy, which is described on Page [14].
SETTING EXECUTIVE COMPENSATION AND NEO PAY POSITIONING IN RELATION TO THE MARKET
The Compensation Committee has established a total direct compensation positioning strategy for executive officers in the third quartile of companies similar in size, global scope and complexity with which the Company may compete for executive talent. Using the third quartile for its positioning strategy allows the Compensation Committee to use a range to reflect executive experience, skills and performance. In 2009, average target total direct compensation for the NEOs was positioned at the 60th percentile. “Total direct compensation” is base salary plus annual bonus (based on market reference data) and annual long-term incentive opportunities (which may include cash, stock options, performance units and restricted stock units). In general, base salary is positioned around the market median with target incentive opportunities driving the overall total direct compensation positioning. The Compensation Committee believes this positioning is appropriate given the Company’s business portfolio mix, product diversity and the global nature of the Company’s operations, which require its executives to have a wide range of business leadership experiences and skills. In addition, this positioning strategy is intended to drive performance, because a significant portion of executive compensation is tied to incentive compensation.
COMPENSATION SURVEYS AND PEER COMPANIES
The Company performs competitive benchmarking of executive pay levels and Company performance based on competitive peer groups and survey data, as follows:
•
Executive officer compensation: broad cross section of U.S.-based companies to reflect similarly broad talent market, as provided in executive compensation surveys, adjusted and regressed for revenue size. Each year, the Company reviews surveys prepared by independent third parties to understand the compensation practices of publicly-traded companies and to assess the Company’s competitiveness. In 2009, primary sources were Hewitt Associates and Towers Perrin executive compensation surveys.

•
Performance Unit (“PU”) vesting determination: For 2009, the financial metric is based solely on the Company’s relative total shareholder return (“TSR”) compared to other companies in the S&P 500 Industrials and Materials subsets. The Company is in the S&P 500 Industrials subset.

•
Restricted Stock Unit (“RSU”) performance vesting determination: Company’s relative annual return on total capital (“ROTC”) compared to a market basket of peer companies (set forth below) consisting of 50 publicly-traded U.S. companies selected on the basis of market diversity, international focus and investment, market volatility, and product line mix.

The Company’s market basket of peer group companies is comprised of Air Products & Chemicals Inc., ArvinMeritor Inc., Baker-Hughes, Inc., Ball Corporation, Bemis Company, Inc., Black & Decker Corporation, Cabot Corporation, Cooper Tire & Rubber Company, Crane Company, Crown Holdings, Inc., Cummins Inc., Dana Holding Corporation, Danaher Corporation, Dover Corporation, Eaton Corporation, Ecolab Inc., Ferro Corporation, FMC Corporation, H. B. Fuller Company, Goodrich Corporation, W. R. Grace & Company, Harley-Davidson, Inc., Harris Corporation, Harsco Corporation, Illinois Tool Works Inc., Ingersoll-Rand Company, MASCO Corporation, MeadWestvaco Corporation, NACCO Industries, Newell Rubbermaid Inc., Olin Corporation, Owens-Illinois, Inc., PACCAR Inc., Parker-Hannifin Corporation, Pentair Inc., Pitney Bowes Inc., PolyOne Corporation, Potlatch Corporation, P.P.G. Industries Inc., The Sherwin-Williams Company, Smurfit-Stone Container Corporation, Snap-On Inc., Sonoco Products Company, The Stanley Works, Tecumseh Products Company, Temple-Inland Inc., Thermo Fisher Scientific, Inc., Thomas & Betts Corporation, Timken Company and Trinity Industries.

KEY COMPONENTS OF COMPENSATION PROGRAM
The key components of the Company’s executive compensation program are:
•	base salary

•	performance-based compensation

•	benefits

•	perquisites
For the Company’s executive officers, the largest component of total direct compensation opportunity is performance-based. To motivate the Company’s executives, the Compensation Committee allocates compensation between cash and equity compensation based on its assessment of the Company’s objectives and the competitive practices of other public companies. Further, the Compensation Committee considers the Company’s business portfolio to provide appropriate linkage of incentives to the Company’s objectives. Accordingly, the Company’s compensation program includes annual and long-term incentive awards.
For fiscal year 2009, approximately 80% of Mr. Scarborough’s and approximately 70% of the other NEOs’ total direct compensation consisted of performance-based compensation from the annual bonus plan and long-term incentive plans. In February 2010, the Compensation Committee approved the 2009 annual bonus payments and the annual equity awards for 2010. In 2009, the CEO and other NEOs were eligible to receive stock options and PUs under the Employee Stock Option and Incentive Plan, which are targeted to represent approximately 60% and 40%, respectively, of their long-term incentive opportunity.
Base Salary
Base salary provides executives with a base level of monthly income and compensates them for services rendered during the fiscal year reflecting:
•	the responsibilities of the position

•	the experience and performance of the individual

•	the Company’s or business group’s financial results

•	other objectives, including leadership development, environmental health and safety, Company values and operating principles, and employee relations

•	internal equity

•	the competition for executive talent

•	the projected annual base salary increases for executives based on salary surveys
In both 2008 and 2009, the CEO and the other NEOs did not receive an annual salary increase in response to global economic conditions and the Company’s outlook for performance.
Performance-Based Compensation
The Company structures its performance-based compensation program to reward the NEOs based on the Company’s performance, as well as the individual executive’s contributions. The NEOs are awarded incentive compensation in the event certain Company and individual performance objectives are achieved. The CEO’s targeted long-term incentive opportunity represents approximately 80% of his performance-based compensation. For the other NEOs, their targeted long-term incentive opportunity represents approximately 75% of their performance-based compensation.
Performance-based compensation consists of the following:
•	Annual Bonus Plan

•	Long-Term Incentives
Compensation Recovery (Clawback) Policy
In February 2009, the Compensation Committee adopted a compensation recovery (clawback) policy. Under this policy, in the event of fraud or other intentional misconduct on the part of an employee that necessitates a restatement of our financial results, the employee will be required to reimburse the Company for any bonus awards or other incentive compensation paid or issued to the employee in excess of the amount that would have been paid or issued based on the restated financial results. The Compensation Committee approved this policy after consideration of market practices and to further align the interests of our employees with our stockholders.

Annual Bonus Plan
The annual bonus plan compensates the NEOs based on the achievement of annual performance objectives and enhances the NEOs’ motivation to achieve above target results.
In 2009, the CEO and other executive officers were eligible for an annual cash bonus under the Company’s Senior Executive Annual Incentive Plan (“SEAIP”). On March 6, 2009, the SEAIP was approved by the Compensation Committee and subsequently approved by the stockholders at the 2009 Annual Meeting in April. Under the SEAIP, if a performance goal, based upon the Company’s annual gross profit less marketing, general and administrative expense (“Performance Measure”) determined from the Company’s annual Consolidated Statement of Income, is achieved, participants (including the NEOs) will be eligible for an annual bonus payment based on a percentage of the Performance Measure, subject to Compensation Committee review and to the exercise of downward discretion on the part of the Compensation Committee. If the goal is achieved, the CEO will be eligible for a bonus award of up to 1.5% ($4.77 million in 2009), and the other NEOs and participants for an individual bonus award of up to 0.75% ($2.38 million in 2009), respectively, of the Performance Measure.
The Compensation Committee has the discretion to decrease, but not to increase, awards calculated under the SEAIP. As part of this process, the Compensation Committee uses a market reference bonus opportunity consistent with the Company’s total direct compensation positioning strategy (110% of base salary for Mr. Scarborough, and 60% for the other NEOs, based on their salary at the end of the fiscal year). In addition, participants are eligible for an individual modifier based on their respective performance against objectives; however, no bonus payment can exceed the calculated maximum SEAIP award. Annual bonus payments are included in the Non-Equity Incentive Plan Compensation column in the Summary Compensation Table following the CD&A.
The following formula is used for calculating the annual bonus award (using a market reference bonus opportunity): Salary at year end × Bonus Opportunity % × Financial Modifier × Individual Modifier = Bonus Award
Financial Modifier: The amount payable under the Company’s annual bonus plan is based on the performance of the Company. The performance is converted into a financial modifier based on the performance achieved and weighting of the selected performance objectives. So that executive officers receive bonus awards that are based on Company performance, and to give management incentive to take necessary actions to provide for long-term value creation, the Compensation Committee may modify performance-based bonus awards based on adjustment items that the Compensation Committee establishes within the first 90 days of the fiscal year.
For 2009, the Company achieved a 136% financial modifier based on the Company’s financial results for sales growth (1/3rd), free cash flow (“FCF”) (1/3rd) and earnings per share (“EPS”) (1/3rd). These metrics and relative percentages were determined by the Compensation Committee in consultation with its compensation consultant. Our performance is measured by our achievement of these metrics that were established at the beginning of the performance period and that are based on our corporate strategies and objectives established as part of our annual operating plan process. See the table and narrative below for the Company’s results against these goals. Given the uncertain economic and business outlook at the beginning of 2009, the Compensation Committee added FCF as a metric in determining the financial modifier, with a weighting equal to the weighting given to EPS. For 2009, the Compensation Committee established annual bonus award funding gates to focus participants on the importance of generating profits and managing cash. Before any annual bonus awards could be made, the Company needed to achieve either the EPS or the FCF target (100% payout level). As noted below, the Company exceeded both the EPS and the FCF targets.

2009 Annual Bonus Results

	Sales Growth		FCF	Financial
	(ex-currency)	EPS	(in millions)	Modifier

Target	-3.9%	$1.35	$265.0	100%

As Reported	-11.3%	$(7.21)	$465.7	—
Currency Translation(1)	3.7%	—	—	—

	-7.6%	$(7.21)	$465.7	87%

Adjustment Factors
Goodwill and indefinite-lived intangible asset impairment charges(2)	—	$7.84	—	—
Restructuring costs(3)	—	$1.34	—	49%

Adjusted Results	-7.6%	$1.97	$465.7	136%

(1)	Excludes the impact of currency for sales growth.

(2)	EPS adjustment relates to goodwill and indefinite-lived intangible asset impairment charges (net of taxes) of $812.6 million.

(3)	EPS adjustment relates to charges for restructuring costs, asset impairment and lease cancellation charges, legal settlement costs and loss from debt extinguishment (net of taxes) of $138.4 million.
Although sales declined in 2009, our key businesses were able to improve or maintain market share in a challenging global economic environment. In addition, the Company successfully managed FCF and overall profitability. The goodwill and intangible asset impairment charges were non-cash items.
Over the last three fiscal years, including 2009, the financial modifier for the Company has averaged 81%.

AIP Payout %

2007	88%
2008	19%
2009	136%
3 year average	81%
Individual Modifier: The NEOs have individual performance objectives that are designed to improve the Company’s performance. Individual objectives may include leadership development, employee relations, environmental health and safety, Company values and overall impact on the Company. Achievement of individual objectives is evaluated and translated into an individual modifier, which can range from 0% to 150%. For 2009, individual modifiers for the NEOs averaged 120%, based upon the annual review of performance objectives established at the beginning of the year. The Compensation Committee determines the individual modifier for the CEO, based on its assessment of the CEO’s performance; and the CEO recommends the individual modifiers for the other NEOs based on his assessment of their individual performance. The Compensation Committee considers the CEO’s recommendations before finalizing the other NEOs individual modifiers.
During 2009, the Corporate Leadership Team (CLT), of which all the NEOs are members, developed a plan to address the numerous challenges presented by the global economy and competitive pressures. In addition to the financial performance, the Company created a New Growth Platform organization and a new Company vision and growth plan to foster a culture of innovation. The Company also continued to invest in its strategic marketing capabilities. At the same time, the Company continued its efficiency efforts through the utilization of enterprise lean sigma (ELS) tools to deliver significant working capital and customer service improvements and execute an estimated $160 million restructuring plan. Finally, key personnel changes were made to bring in new skills and enhanced end-customer industry experience.

Long-Term Incentives
In order to focus alignment more closely with the interests of the stockholders, the Company’s long-term incentives for 2009 consisted solely of equity awards granted under the Employee Stock Option and Incentive Plan; in prior years, the Company has had a cash-based long-term incentive plan. In 2009, after discussions with its compensation consultant, the Compensation Committee targeted the following percentages for the NEOs’ long-term incentives:
•	60% stock options

•	40% PUs
The Compensation Committee believes denominating all of the NEOs’ long-term incentives in the form of equity awards strengthens the alignment with stockholders and enhances the risk/reward relationship between actual awards and economic opportunity. Company stock price appreciation directly impacts the actual value of the equity awards, and for the PUs, the number of shares that may be earned.
Employee Stock Option and Incentive Plan (“Stock Plan”): The Company’s Stock Plan provides for equity awards, including nonqualified stock options, stock appreciation rights, restricted stock, RSUs, PUs and dividend equivalents. This long-term incentive program is designed to:
•	enhance the link between the creation of stockholder value and long-term incentive compensation

•	provide an opportunity for increased equity ownership

•	maintain competitive levels of total direct compensation
Under the Stock Plan, stock options are granted at fair market value (the average of the high and the low prices on the NYSE) on the date of the grant. Annual stock options are granted on the date of the Board meeting immediately following the Compensation Committee meeting at which awards are made. Annual stock option awards vest at a rate of 25% per year over the first four years of a ten-year option term. The 2009 annual equity awards (stock options and PUs) to the NEOs (and all other equity eligible employees) were approximately 25% lower than their target Long-Term Incentive (LTI) opportunities.
Under the mid-term incentive program (“MTIP”), participants receive PU awards in the first year, which are settled in Company stock after the end of each three-year performance cycle (a new cycle begins each year) based on meeting certain performance objectives. During the performance period, the PU award recipients will not accrue dividends or dividend equivalents. The Compensation Committee believes that by denominating the MTIP equity awards in PUs, the NEOs’ compensation will be linked to a greater extent to the stock price, thus increasing the alignment with stockholder interests to create long-term value through stock price appreciation.
The performance objectives for PUs awarded under the MTIP are determined by the Compensation Committee during the first 90 days of each cycle. Company goals are set at threshold (50% payout), target (100% payout) and maximum (200% payout) levels. For the 2009-2011 MTIP cycle, the performance objective is relative TSR compared to other companies in the S&P 500 Industrials and Materials subsets. Threshold performance was set at the 40th percentile, target performance at the 50th percentile and maximum performance at the 80th percentile of the S&P 500 Materials and Industrials subsets.
The NEOs (except Mr. Nolan) were granted performance vesting RSUs in 2005 and 2006. The 2005 performance vesting RSUs were eligible to vest in 2009, however, they did not vest because the Company’s 2008 ROTC did not meet or exceed the 67th percentile of the market basket of peer group companies. The 2005 and 2006 performance vesting RSUs will be eligible to vest in 2010 based on the Company’s 2009 ROTC.
To further align the interests of the NEOs with those of stockholders, the Compensation Committee believes that the NEOs should acquire and maintain an equity interest in the Company. To achieve this objective, the Compensation Committee reviewed the Company’s stock ownership policy for the NEOs to acquire and maintain certain levels of stock ownership during their tenure with the Company. At the recommendation of Towers Watson, the Compensation Committee increased the targeted ownership levels. Recognizing the impact of a changing stock price the Compensation Committee established guidelines that will allow executives to achieve the new ownership guideline level using the lesser of the number of shares equal to a multiple of salary, or a fixed number of shares. The new ownership guidelines are effective as of January 1, 2010 and the executives will have a five-year transition period to achieve the new guideline levels. See Exhibit C for further information concerning these guidelines. It is expected, however, that the executives will make progress toward their new ownership levels during the transition period. The Compensation Committee will review the ownership levels annually at the December Compensation Committee meeting, starting in 2010, to assess progress. If an executive has not reached the guideline ownership levels by the end of the transition period, the executive will be required to hold all net shares acquired (shares remaining after the payment of taxes and transaction fees following the vesting of a stock award or an exercise of a stock option). The CEO is a Level 1 executive and the other NEOs are Level 2 executives.

Targeted Levels of Stock Ownership (to be achieved generally within five years of assuming the position):

	STOCK OWNERSHIP GUIDELINES(1)
	Multiple of Base	Fixed Shares
Position/Levels	Salary	or Units

CEO	5X	95,000
Level 2	3X	27,000
Level 3	2X	17,000
Level 4	1X	4,000

(1)	The lesser of a multiple of base salary or a fixed number of shares or units.
Under the Stock Plan and the Charter of the Compensation Committee, the Compensation Committee has the authority to make equity awards to executive officers and other employees of the Company. The Compensation Committee reviews and approves the total annual pool of stock options, PUs and RSUs, as well as annual and special equity awards to executive officers, including the size of the awards and related terms and conditions. The Compensation Committee has delegated the authority to the Compensation Committee chairman to approve special equity grants to executive officers. The Compensation Committee has also delegated the authority to the CEO to make equity awards for annual and special equity grants of stock options, PUs and RSUs to employees, other than executive officers. Following approval by the Compensation Committee or the CEO, as appropriate, special equity awards (other than those granted at the time of the annual grant) are granted and dated on the first day of the next third, sixth, ninth, or twelfth calendar month (if the NYSE is closed on that date, then on the first day thereafter that the NYSE is open). Special equity grants (including those for new hires, promotions, retention, and special recognition) may have different terms and vesting schedules depending on the purpose of the grant.
Benefits
The Company provides a benefit program for all eligible employees in the United States, including the NEOs, to provide them with retirement, savings, health and welfare, and disability coverage. The Compensation Committee works with the Committee’s consultant and management to provide a benefit program that is competitive with other companies in the industries in which it competes for executive talent. The Compensation Committee wants the benefits program to support the recruiting and retention of employees, including the NEOs.
Defined Benefit Retirement Plans
The Company provides retirement benefits for all eligible employees, including the NEOs, under the Avery Dennison Pension Plan (“Pension Plan”), the successor plan to the Retirement Plan for Employees of Avery Dennison Corporation and the Avery Associate Retirement Plan, which merged on November 30, 2008. The Company also provides the Benefit Restoration Plan (“BRP”) for eligible employees as described below. Effective January 1, 2009, the Pension Plan and the BRP have been closed to new employees.
Benefits under the Pension Plan are based on pensionable earnings, length of service, when benefits commence and how they are paid, and are currently calculated separately for each year of service. Employees vest in the Pension Plan after five years of service.
Employees who participated in the Pension Plan at any time from December 1, 1986 through November 30, 1997, may also have a benefit under the Stock Holding and Retirement Enhancement Plan of Avery Dennison Corporation (“SHARE Plan”). In order to receive a maximized benefit under the Pension Plan, these employees have the option to transfer their SHARE Plan balance to the Pension Plan, which will be converted into an annual annuity and combined with the monthly benefit from the Pension Plan. If they choose not to transfer their SHARE Plan balance, they will receive a lump-sum payment from the SHARE Plan.
Amounts payable under the Pension Plan may be reduced in accordance with certain Code provisions, which, as applied to plan years beginning on or after December 1, 1994, currently limit the annual amount of compensation used to determine annual benefit accruals under the Pension Plan to the first $245,000 of covered compensation as of December 31, 2009. In December 1994, the Company established the BRP to provide for the payment of supplemental retirement benefits to eligible employees, including the NEOs, whose benefits under the Pension Plan are limited under the foregoing Code provisions. The BRP is a nonqualified excess benefit plan. Benefits are payable under the BRP in amounts equal to the amount by which a participant’s benefits, otherwise payable under the Pension Plan, are reduced under applicable provisions of the Code.
All NEOs currently have a benefit in at least one of the plans discussed above.

Supplemental Executive Retirement Plan
The Supplemental Executive Retirement Plan (“SERP”) is designed to provide participants with additional incentives to further the Company’s growth and development, and as an inducement to remain with the Company. Participants designated by the Compensation Committee are offered benefits under this plan to supplement other retirement benefits. The Company believes that it is in the stockholders’ best interests to retain key executives in critical roles in order to provide continuity of leadership and to focus them on the Company’s long-term success. The Compensation Committee has designated Messrs. Scarborough and O’Bryant as participants in this plan. Benefits will commence generally upon the later of age 60 for Mr. Scarborough and age 55 for Mr. O’Bryant and separation from service (at the same time as the BRP) at a benefit level that, when added to the benefits to which they will be entitled from the Pension Plan, the BRP, the SHARE Plan at the time of retirement, certain Company contributions (plus interest) to the 401(k) Plan, fixed amounts representative of contributions plus interest to the deferred compensation plans and Social Security payments, will equal 62.5% for Mr. Scarborough, and 52.5% for Mr. O’Bryant of their respective final average compensation (annual average of their salary for the three highest twelve month periods out of their last sixty months of employment with the Company plus the average of their three highest earned annual bonuses during their last sixty months of employment with the Company). Survivor and disability benefits are also payable under the SERP under certain circumstances. If benefits are payable prior to age 62 for Mr. Scarborough and age 65 for Mr. O’Bryant, they are subject to a reduction for early commencement.
Defined Contribution Retirement Plan
The Employee Savings Plan (“401(k) Plan”) is a tax-qualified retirement savings plan that permits employees to defer up to 25% of their annual salary and bonus or, if lower, the limit prescribed by the Internal Revenue Service, to the 401(k) Plan on a before-tax basis. The employees’ elective deferrals are immediately vested upon contribution to the 401(k) Plan. The Company currently makes matching contributions to the 401(k) Plan in an amount equal to fifty cents for each dollar a participant contributes up to a maximum of 6% of the participant’s annual salary and bonus contributed, subject to certain other Code limits. After three years of service, participants vest in the amounts contributed by the Company. Employees of the Company are immediately eligible to participate in the 401(k) Plan.
Deferred Compensation
All eligible employees, including the NEOs are eligible to defer up to 75% of their base salary and 100% of cash bonuses to the 2005 Executive Variable Deferred Retirement Plan (“EVDRP”), which is a nonqualified plan. Deferrals are 100% vested. This plan provides NEOs and other employees with a long-term capital accumulation opportunity. The EVDRP provides a number of investment opportunities, including fixed income and mutual fund alternatives. Certain NEOs also participated in prior deferred compensation plans that are no longer available for new deferrals.
The Company makes an annual contribution to each NEO’s deferred compensation account equal to 3% of cash compensation (salary and annual bonus) in excess of the 401(k) Plan limit. This contribution is added to their deferred compensation account at the beginning of each plan year as long as the NEO has contributed at least the pre-tax limit into the 401(k) Plan during the prior plan year and is employed by the Company at year end. This benefit is designed to supplement pre-tax 401(k) contributions that are limited for certain executives (by the Code).
Retiree Medical
Retirees, including the NEOs, may be eligible for medical coverage under the Company’s plan until they are eligible for Medicare provided they meet the following criteria: elect to retire immediately following separation from the Company; receive a pension benefit from the Pension Plan; and are age 55 or older with 15 or more years of service. For employees who are at least age 60 and have 20 years of service, the cost for this coverage is shared by the Company and the retiree.
Medical Insurance
All NEOs contribute to, and participate in, medical plans available to employees. In addition, the Company provides each NEO, the NEO’s spouse and dependent children, with supplemental medical coverage, which reimburses the NEOs for medical costs not covered under the basic medical plan. Mr. Scarborough has reimbursement coverage up to $30,000 per year for himself and for each covered family member, and the other NEOs have coverage up to $20,000 per year for themselves and for each covered family member.

Dental Insurance
All NEOs contribute to, and participate in, dental plans available to employees. In addition, the Company provides each NEO, the NEO’s spouse and dependent children, supplemental dental coverage, which reimburses the NEOs for dental costs not covered under the basic dental plan. Mr. Scarborough has reimbursement coverage up to $2,000 per year for himself and for each covered family member, and the other NEOs have coverage up to $1,500 per year for themselves and for each covered family member. This benefit includes orthodontia coverage ($4,000 lifetime maximum) for dependents up to age 19.
Life Insurance
The Company provides $50,000 in life insurance for all employees, including the NEOs. In addition, the Company provides each NEO supplemental life insurance equal to three times the NEO’s base salary less $50,000 (which is covered under the Company’s basic plan) up to a maximum coverage of $700,000.
Perquisites
The Company provides the NEOs with perquisites to attract and retain executives. The Compensation Committee periodically reviews the perquisites provided to the NEOs.
Annual Physical
The NEOs are encouraged to have an annual physical, which is paid for by the Company. The results are confidential between the physician and the NEO.
Car Program
The NEOs are eligible to participate in the executive car allowance program under which the Company provides each NEO with a monthly allowance. The executive is responsible for leasing or purchasing his own vehicle, as well as for paying for all insurance and maintenance costs. The monthly allowances for the NEOs range from $1,700 to $2,500.
Airline Clubs
The NEOs may participate in two airline clubs to use when traveling and the Company reimburses the NEOs for the cost.
Other
The NEOs are entitled to enroll in one health club and the Company reimburses the NEOs for the cost. In addition, certain NEOs are entitled to reimbursement of monthly dues for business and social club memberships.
Financial Counseling
The NEOs are entitled to receive an annual reimbursement amount for financial counseling that ranges from $15,000 to $25,000.
Home Computer
The Company provides each NEO with a home computer and related equipment.
Employment Agreements
On December 3, 2009, the Compensation Committee adopted the Key Executive Change of Control Severance Plan (the “COC Severance Plan”) under which the NEOs and other designated executives are eligible (or will be eligible on January 1, 2011) for severance payments upon termination of employment in connection with a “change of control” of the Company, subject to the terms and conditions in the COC Severance Plan. In the event of a covered termination of employment, a participant designated as a Tier A executive will receive three times the sum of his annual pay, his highest annual bonus received in the preceding three years and the cash value of his qualified medical and dental benefits, and a participant designated as a Tier B executive will receive two times the sum of his annual pay, his highest annual bonus received in the preceding three years and the cash value of his qualified medical and dental benefits. Each participant in the COC Severance Plan will also receive a pro-rata bonus for the year of termination based on the highest annual bonus received by such participant in the preceding three years, as well as outplacement services for up to one year following the termination of employment. In certain circumstances, if a participant would otherwise incur excise taxes under Section

4999 of the Internal Revenue Code of 1986, as amended (the “Code”), such participant’s payments may be reduced to the “safe harbor amount” (as defined in the COC Severance Plan), such that no such excise taxes would be due; participants are not provided with an excise tax gross-up. Payments under the COC Severance Plan are offset by payments received by the participant under any other Company severance plan or agreement and any other statutory, legislative and regulatory requirements.
On December 3, 2009, the Compensation Committee also adopted the Executive Severance Plan (the “Severance Plan”) under which the NEOs and other designated executives are eligible (or will be eligible on January 1, 2011) for severance payments upon termination of employment upon certain involuntary terminations of employment initiated by the Company or any of its affiliates or subsidiaries, subject to the terms and conditions described in the Severance Plan. In the event of a covered termination of employment, a participant designated as a Level 1 executive will receive two times the sum of his annual pay, his highest annual bonus received in the preceding three years and the cash value of his health benefits, and a participant designated as a Level 2, Level 3 or Level 4 executive will receive the sum of his annual pay, his highest annual bonus received in the preceding three years and the cash value of his health benefits. Participants in the Severance Plan will also be eligible for outplacement services for up to one year following termination of employment. Payments under the Severance Plan are offset by payments received by the participant under any statutory, legislative and regulatory requirement or under any other Company severance plan or agreement.
On December 15, 2009, the Company provided a notice to Messrs. Scarborough, O’Bryant, Clyde and Malchione that their individual employment agreements will be terminated on December 31, 2010. As of January 1, 2011, Messrs. Scarborough, O’Bryant, Clyde and Malchione will be eligible to participate in the Change of Control Severance Plan and the Severance Plan. Mr. Scarborough was designated a Tier A participant in the COC Severance Plan and a Level 1 participant in the Severance Plan, and Messrs. O’Bryant, Clyde and Malchione were designated as Tier B participants in the COC Severance Plan and Level 2 participants in the Severance Plan. Mr. Nolan, who did not have an individual employment agreement, was designated a Tier B participant in the COC Severance Plan and a Level 2 participant in the Severance Plan as of January 1, 2010.
On August 1, 1997, the Company entered into an agreement with Mr. Scarborough, which was amended on May 1, 2005, to reflect his promotion to President and CEO, providing that, if his employment is terminated for any reason other than for cause, death, disability, or voluntary resignation without good reason (as such terms are defined in the agreement), he (i) would receive a payment equivalent to a pro-rated annual bonus for the year of termination; (ii) would receive salary and bonus (based on his highest combined annual base salary plus bonus in any of the three previous years) for one year before a change of control and three years after a change of control (“severance period”); (iii) would receive additional retirement and supplemental retirement benefits that would have accrued during the severance period; (iv) would continue to participate in benefit plans (including medical, dental, and life insurance) during the severance period (but reduced to the extent such benefits are provided by another employer); (v) would receive additional age and service credit under a deferred compensation plan following termination during the severance period (or the minimum age and service credit required for early retirement benefits and the retirement interest rate); and (vi) if such termination occurs after a change of control, the Company would pay for outplacement services not to exceed $50,000. Benefits and amounts to which Mr. Scarborough would be entitled under the agreement would be reduced to the extent of any benefits and earned income from any new employment or services performed during the severance period. Mr. Scarborough would receive a gross-up payment for any excise taxes that are imposed under Section 4999 of the Code.
On September 1, 2000, the Company entered into an agreement with Mr. Malchione; on January 2, 2001, the Company entered into an agreement with Mr. O’Bryant; and on January 1, 2002, the Company entered into an agreement with Mr. Clyde. These agreements are substantially the same as Mr. Scarborough’s, including the change of control provisions described above.
On March 31, 2005, the Company entered into a retention agreement with Mr. O’Bryant under which he will remain employed by the Company in his present position and the Company (i) contributed $1 million on April 1, 2005 to Mr. O’Bryant’s deferred compensation account, which contribution (and any earnings thereon) will vest at age 55; (ii) granted to him 30,000 shares of restricted stock, which will vest in two equal installments on April 1, 2009 and August 14, 2012; and (iii) during the period 2005-2011, agreed to grant to him incremental options each year equal to $180,000 divided by the Black-Scholes value of the Company’s stock used at the time of the annual stock option grant, with such options to vest under the same terms as other annual options granted to Mr. O’Bryant. These benefits vest upon death or disability, involuntary (not for cause) termination, good reason termination, or a change of control.
TAX AND ACCOUNTING IMPLICATIONS
Deductibility of Executive Compensation
With its performance-based compensation programs, the Company aims to compensate the NEOs in a manner that is tax effective for the Company.

Under the 1993 Omnibus Budget Reconciliation Act (“OBRA”) and Section 162(m) of the Code, income tax deductions of publicly-traded companies may be limited to the extent total compensation for certain executive officers exceeds $1 million in any one year, except for compensation payments that qualify as “performance-based.” To qualify as “performance-based,” compensation payments must be based solely upon the achievement of objective performance goals and made under a plan that is administered by the Compensation Committee. In addition, the material terms of the plan must be disclosed to and approved by the stockholders and the Compensation Committee must certify that the performance goals were achieved before payments can be made. The Compensation Committee has designed certain of the Company’s compensation programs to conform with Section 162(m) of the Code and related regulations so that total compensation paid to any employee covered by Section 162(m) generally should not exceed $1 million in any one year, except for compensation payments that qualify as “performance-based.” However, the Company may pay compensation that is not deductible in certain circumstances.
Section 409A of the Internal Revenue Code
Section 409A of the Code requires that “nonqualified deferred compensation” be deferred and paid under plans or arrangements that satisfy the requirements of the statute with respect to the timing of deferral elections, timing of payments and certain other matters. Failure to satisfy these requirements can expose employees and other service providers to accelerated income tax liabilities, penalty taxes and interest on their vested compensation under such plans. Accordingly, as a general matter, it is our intention to design and administer our compensation and benefits plans and arrangements for all of our employees and other service providers, including our, NEOs, so that they are either exempt from, or satisfy the requirements of, Section 409A.
Section 280G of the Internal Revenue Code
Section 280G of the Code disallows a tax deduction with respect to excess parachute payments to certain executives of companies which undergo a change in control. In addition, Section 4999 of the Internal Revenue Code imposes a 20 percent penalty on the individual receiving the excess payment. Parachute payments are compensation that is linked to or triggered by a change in control and may include, but are not limited to, bonus payments, severance payments, certain fringe benefits, and payments and acceleration of vesting from long-term incentive plans including stock options and other equity-based compensation. Excess parachute payments are parachute payments that exceed a threshold determined under Section 280G based on the executive’s prior compensation. In approving the compensation arrangements for our NEOs in the future, the Compensation Committee will periodically consider the elements of the cost to our Company of providing such compensation, including the potential impact of Section 280G. However, our Compensation Committee may, in its judgment, authorize compensation arrangements that could give rise to loss of deductibility under Section 280G and the imposition of excise taxes under Section 4999, when the Compensation Committee believes that such arrangements are appropriate to attract and retain executive talent.
Accounting Standards
Accounting Standards Codification (“ASC”) Topic 718, Compensation—Stock Compensation (referred to as ASC Topic 718 and formerly known as Statement of Financial Accounting Standards No. 123(R), requires us to recognize an expense for the fair value of equity-based compensation awards. Grants of stock options, restricted stock, restricted stock units and performance units under our equity incentive award plans will be accounted for under ASC Topic 718. Our Compensation Committee will periodically consider the accounting implications of significant compensation decisions, especially in connection with decisions that relate to our equity incentive award plans and programs. As accounting standards change, we may revise certain programs to appropriately align accounting expenses of our equity awards with our overall executive compensation philosophy and objectives.
COMPENSATION AND EXECUTIVE PERSONNEL COMMITTEE REPORT
The Compensation and Executive Personnel Committee of the Board of Directors has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included or incorporated by reference in the Company’s annual report on Form 10-K and this Proxy Statement.
February 25, 2010
David E.I. Pyott, Chairman
Richard M. Ferry
Debra L. Reed
Julia A. Stewart
The above Report of the Compensation and Executive Personnel Committee of the Board of Directors does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

ADDITIONAL INFORMATION REGARDING EXECUTIVE COMPENSATION
Executive Compensation
     The following table and accompanying notes show, for the President and CEO, the CFO and the other three most highly compensated executive officers of the Company, the compensation earned or awarded during 2007-2009.
SUMMARY COMPENSATION TABLE

							Change in
							Pension
						Non-Equity	Value and
Name and Principal				Stock	Option	Incentive Plan	NQDC	All Other
Position	Year	Salary(2)	Bonus(3)	Awards(4)	Awards(5)	Compensation(6)	Earnings(7)	Compensation(8)	Total

Dean A. Scarborough	2009	$945,000	—	$627,120	$1,924,478	$1,700,000	$2,706,704	$128,445	$8,031,747
President and Chief	2008	$945,000	—	$799,380	$3,233,975	$1,325,650	$1,202,837	$137,811	$7,644,653
Executive Officer	2007	$916,000	—	—	—	$831,600	$479,908	$119,929	$2,347,437

Daniel R. O’Bryant	2009	$559,800	—	$164,945	$662,245	$639,600	$321,286	$114,941	$2,462,817
Executive Vice President,	2008	$559,800	—	$361,409	$954,318	$594,173	$323,001	$152,150	$2,944,851
Finance and Chief	2007	$552,600	—	—	—	$295,600	$26,499	$132,420	$1,007,119
Financial Officer

Donald A. Nolan(1)	2009	$500,000	—	$147,325	$455,800	$612,000	$48,806	$85,318	$1,849,249
Group Vice President,	2008	—	—	—	—	—	—	—	—
Roll Materials	2007	—	—	—	—	—	—	—	—

Timothy S. Clyde(1)	2009	$500,000	—	$147,325	$540,207	$408,000	$166,753	$116,608	$1,878,893
Group Vice President,	2008	$500,000	—	$832,522	$1,370,936	$418,540	$83,556	$90,837	$3,296,391
Specialty Materials and	2007	—	—	—	—	—	—	—	—
Converting

Robert M. Malchione	2009	$479,100	—	$141,162	$436,748	$391,000	$152,550	$81,978	$1,682,538
Senior Vice President,	2008	$479,100	—	$309,316	$629,360	$503,138	$97,184	$85,552	$2,103,650
Corporate Strategy and	2007	$474,433	—	—	—	$231,900	$43,677	$76,068	$826,078
Technology

(1)	Mr. Nolan became an NEO in 2009; Mr. Clyde became an NEO in 2008.

(2)	Amounts shown include amounts earned and deferred at the election of these officers under the Employee Savings Plan, a qualified defined contribution plan under Section 401(k) of the Code, and the nonqualified deferred compensation plan.

(3)	Amounts paid under the annual bonus plan, which prior to 2006 were reported in the Bonus column, are reported in the Non-Equity Incentive Plan Compensation column.

(4)	Amounts shown do not reflect compensation actually received by the NEOs. Rather, the amounts shown are the aggregate grant date fair value of stock awards granted during 2009, without adjustment for forfeitures. For values actually received by the NEOs during 2009, see the Value Realized on Vesting column in the Option Exercises and Stock Vested for 2009 table. These stock awards granted during 2009 will vest at the end of a three-year cliff period provided that certain performance objectives are achieved. Target amounts are shown in the above table. The payout levels range from 50% of the target amounts for threshold performance and up to 200% of the target amounts for maximum performance. The fair value of stock awards is estimated as of the date of grant using the Monte-Carlo simulation method, which utilizes multiple input variables, including expected volatility and other assumptions to estimate the probability of satisfying the market condition target stipulated in the award.

(5)	Amounts shown do not reflect compensation actually received by the NEOs. Rather, the amounts shown are the aggregate grant date fair value of option awards granted during 2009, without adjustment for forfeitures. For values actually received by the NEOs during 2009, see the Value Realized on Exercise column, in the Option Exercises and Stock Vested for 2009 table.

These option awards granted during 2009 will vest ratably over a 4-year period. The fair value of stock option awards is estimated as of the date of grant using the Black-Scholes option-pricing model. This model requires input assumptions for expected dividend yield, expected volatility, risk-free interest rate and the expected life of the options. The underlying assumptions used were as follows:

	2009	2008	2007
Risk-free interest rate	2.76%	4.15%	4.68%
Expected stock price volatility	41.51%	29.86%	24.75%
Expected dividend yield	3.83%	2.76%	2.53%
Expected option term	6.1 years	6 years	5.8 years

(6)	Amounts in the table include the bonuses earned under the Company’s annual bonus plan in 2009, but paid in 2010.

(7)
Reflects the increase during 2009 in the actuarial present value of each NEO’s accumulated benefits under the Pension Plan, BRP, and SERP (as applicable), and, with respect to Mr. Scarborough, above-market earnings of $3,421 earned in 2009 based on his participation in a legacy deferred compensation plans (which was frozen prior to 2009 and is no longer open for additional Company or executive contributions). This amount is also reported in the Aggregate Earnings in Last Fiscal Year column of the Nonqualified Deferred Compensation table. Above-market earnings mean a crediting interest rate in excess of 120% of the applicable federal rate (“AFR”). For 2009, the AFR was 5.19%, and the crediting rate was 5.63% for the Executive Deferred Retirement Plan (“EDRP”). The increase in pension value for Mr. Scarborough was primarily because the age at which he can receive an unreduced SERP benefit was changed by the Compensation Committee in 2009 from age 65 to 62, so as to be consistent with the Company’s Pension Plan. In addition, required changes in actuarial assumptions also provided a significant portion of the total increase in pension value.

(8)	The following table describes the components of items for the All Other Compensation column in the Summary Compensation Table.
All Other Compensation for 2009

	Perquisites				Benefits
					Company
					Match	Company					Dividends
					Employee	Match	Excess		Executive		on
	Financial		Airline		Savings	Deferred	Life	Medical/	Long Term	Executive	Restricted
Name	Planning	Automobile	Clubs	Other(1)	Plan	Comp	Insurance	Dental	Disability	Physical	Stock(2)	Total

Dean A. Scarborough	$19,075	$30,000	—	$9,660	$7,350	$46,398	$1,932	$14,030	—	—	—	$128,445

Daniel R. O’Bryant	$15,000	$24,000	$450	$348	$7,350	$18,762	—	$18,402	$2,880	—	$27,749	$114,941

Donald A. Nolan	$16,250	$20,400	$300	$745	$7,350	—	$1,260	$35,413	$2,880	$720	—	$85,318

Timothy S. Clyde	$15,346	$20,400	$350	—	$7,350	$15,360	—	$57,802	—	—	—	$116,608

Robert M. Malchione	$15,000	$20,400	$350	—	$7,350	$14,430	$1,932	$18,396	$2,880	$1,240	—	$81,978

(1)	Amounts include fitness, business and social club dues.

(2)
During 2009, as part of his retention agreement, which is described in the CD&A, Mr. O’Bryant received dividends on his unvested restricted stock in the form of additional restricted stock. On each dividend payment date, additional shares of restricted stock are credited to Mr. O’Bryant’s account. The number of shares of restricted stock to be credited is determined by dividing the dividend that would have been paid on the shares represented by the restricted stock in his account by the closing price of the Company’s common stock on the NYSE on each dividend payment date. During 2009, 1,138 shares of restricted stock were credited to his account as a result of these dividends.

GRANTS OF PLAN-BASED AWARDS FOR 2009
The following table provides information regarding grants of cash incentive awards made to the NEOs during 2009.

									All Other
								All Other	Option
								Stock	Awards:
								Awards:	Number	Exercise		Grant Date
		Estimated Future Payouts Under			Estimated Future Payouts			Number of	of	or Base	Fair	Fair Value
		Non-Equity Incentive Plan			Under Equity Incentive			Shares of	Securities	Price of	Value on	of Stock
		Awards(1)			Plan Awards(2)			Stock or	Underlying	Option	Date of	and Option
Name	Grant Date	Threshold	Target	Maximum	Threshold	Target	Maximum	Units	Options	Awards	Grant	Awards

Dean A. Scarborough	02/26/09	$519,750	$1,039,500	$3,118,500	—	—	—	—	300,000	$20.64	—	$1,924,478
	02/26/09	—	—	—	26,000	52,000	104,000	—	—	—	$12.06	$627,120

Daniel R. O’Bryant	02/26/09	$167,940	$335,880	$1,007,640	—	—	—	—	103,235	$20.64	—	$662,245
	02/26/09	—	—	—	6,839	13,677	27,354	—	—	—	$12.06	$164,945

Donald A. Nolan	02/26/09	$150,000	$300,000	$900,000	—	—	—	—	71,053	$20.64	—	$455,800
	02/26/09	—	—	—	6,108	12,216	24,432	—	—	—	$12.06	$147,325

Timothy S. Clyde	02/26/09	$150,000	$300,000	$900,000	—	—	—	—	84,211	$20.64	—	$540,208
	02/26/09	—	—	—	6,108	12,216	24,432	—	—	—	$12.06	$147,325

Robert M. Malchione	02/26/09	$143,730	$287,460	$862,380	—	—	—	—	68,083	$20.64	—	$436,748
	02/26/09	—	—	—	5,853	11,705	23,410	—	—	—	$12.06	$141,162

(1)
These amounts represent the annual bonus opportunities (based on market reference data) under the annual bonus plan for 2009, as described in the CD&A. Target bonuses (shown in the table above) were established by multiplying base salary at time of grant by the applicable percentage shown below. Actual amounts earned were determined in February 2010 and paid in March 2010, and are included in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table.

2009 Target Bonus
Name	(% of Annual Base Pay at Year End)
Dean A. Scarborough	110%

Daniel R. O’Bryant	60%

Donald A. Nolan	60%

Timothy S. Clyde	60%

Robert M. Malchione	60%

Payout levels range from 50% of the target amounts for threshold performance to 300% of the target amounts for maximum performance. Actual payouts were determined by the Compensation Committee in February 2010, and are included in the Summary Compensation Table in the Non-Equity Incentive Plan Compensation column.

(2)
These payout opportunities represent PUs awarded under the 2009-2011 MTIP cycle. These PUs are settled in shares of Company common stock at the end of a three-year performance period, provided that certain performance objectives are achieved at the end of the performance period. Payout levels range from 50% of the target units for threshold performance and up to 200% of the target units for maximum performance.

OUTSTANDING EQUITY AWARDS FOR 2009
     The following table provides summary information regarding the outstanding equity awards for the NEOs at December 31, 2009.

									Equity	Equity
									Incentive	Incentive
				Equity					Plan	Plan
				Incentive					Awards:	Awards:
				Plan			Number	Market	Number of	Market or
				Awards:			of	Value of	Unearned	Payout Value
	Number of	Number of		Number of			Shares or	Shares or	Shares,	of Unearned
	Securities	Securities		Securities			Units of	Units of	Units or	Shares, Units
	Underlying	Underlying		Underlying			Stock	Stock Held	Other	or Other
	Unexercised	Unexercised		Unexercised	Option	Option	Held That	that Have	Rights That	Rights That
	Options—	Options—		Unearned	Exercise	Expiration	Have Not	Not Yet	Have Not	Have Not
Name	Exercisable	Unexercisable		Options	Price	Date	Yet Vested	Vested	Yet Vested	Yet Vested
Dean A. Scarborough	20,000	—		—	$64.91	04/27/10	—	—	—	—
	20,000	—		—	$54.03	12/07/10	—	—	—	—
	20,000	—		—	$50.72	12/07/10	—	—	—	—
	65,000	—		—	$55.71	12/06/11	—	—	—	—
	55,000	—		—	$62.87	12/05/12	—	—	—	—
	55,000	—		—	$55.55	12/04/13	—	—	—	—
	90,000	—		—	$59.19	12/02/14	—	—	—	—
	50,000	—		—	$52.08	05/02/15	—	—	—	—
	100,000	—		—	$59.47	12/01/15	—	—	—	—
	75,000	25,000	(1)	—	$67.80	12/07/16	—	—	—	—
	57,500	172,500	(1)	—	$52.12	02/28/18	—	—	—	—
	—	300,000	(1)	—	$20.64	02/26/19	—	—	—	—
	—	—		—	—	—	—	—	6,926 (2)	$252,730 (7)
	—	—		—	—	—	—	—	7,263 (3)	$265,027 (7)
	—	—		—	—	—	—	—	9,000 (6)	$328,410 (7)
	—	—		—	—	—	—	—	26,000 (6)	$948,740 (7)

Total	607,500	497,500							49,189	$1,794,907

Daniel R. O’Bryant	6,500	—		—	$54.03	12/07/10	—	—	—	—
	26,500	—		—	$50.72	12/07/10	—	—	—	—
	30,000	—		—	$55.71	12/06/11	—	—	—	—
	25,000	—		—	$62.87	12/05/12	—	—	—	—
	33,250	—		—	$55.55	12/04/13	—	—	—	—
	51,400	—		—	$59.19	12/02/14	—	—	—	—
	48,862	—		—	$59.47	12/01/15	—	—	—	—
	36,717	12,238	(1)	—	$67.80	12/07/16	—	—	—	—
	16,968	50,903	(1)	—	$52.12	02/28/18	—	—	—	—
	—	103,235	(1)	—	$20.64	02/26/19	—	—	—	—
	—	—		—	—	—	17,579 (4)	$641,458 (7)	3,526 (2)	$128,664 (7)
	—	—		—	—	—	—	—	2,554 (3)	$93,195 (7)
	—	—		—	—	—	—	—	4,069 (6)	$148,478 (7)
	—	—		—	—	—	—	—	6,839 (6)	$249,555 (7)

Total	275,197	166,376					17,579	$641,458	16,988	$619,892

Donald A. Nolan	41,679	125,034	(1)	—	$50.98	03/03/18	—	—	—	—
	—	71,053	(1)	—	$20.64	02/26/19	—	—	—	—
	—	—		—	—	—	—	—	6,526 (5)	$238,134 (7)
	—	—		—	—	—	—	—	3,634 (6)	$132,605 (7)
	—	—		—	—	—	—	—	6,108 (6)	$222,881 (7)

Total	41,679	196,087							16,268	$593,620

									Equity	Equity
									Incentive	Incentive
				Equity					Plan	Plan
				Incentive					Awards:	Awards:
				Plan			Number	Market	Number of	Market or
				Awards:			of	Value of	Unearned	Payout Value
	Number of	Number of		Number of			Shares or	Shares or	Shares,	of Unearned
	Securities	Securities		Securities			Units of	Units of	Units or	Shares, Units
	Underlying	Underlying		Underlying			Stock	Stock Held	Other	or Other
	Unexercised	Unexercised		Unexercised	Option	Option	Held That	that Have	Rights That	Rights That
	Options-	Options-		Unearned	Exercise	Expiration	Have Not	Not Yet	Have Not	Have Not
Name	Exercisable	Unexercisable		Options	Price	Date	Yet Vested	Vested	Yet Vested	Yet Vested
Timothy S. Clyde	20,000	—		—	$67.31	01/20/10	—	—	—	—
	10,000	—		—	$54.03	12/07/10	—	—	—	—
	10,000	—		—	$50.72	12/07/10	—	—	—	—
	50,000	—		—	$55.71	12/06/11	—	—	—	—
	25,000	—		—	$62.87	12/05/12	—	—	—	—
	33,250	—		—	$55.55	12/04/13	—	—	—	—
	37,000	—		—	$59.19	12/02/14	—	—	—	—
	28,187	—		—	$59.47	12/01/15	—	—	—	—
	19,780	6.593	(1)	—	$67.80	12/07/16	—	—	—	—
	13,842	41,521	(1)	—	$52.12	02/28/18	—	—	—	—
	10,875	32,625	(1)	—	$50.98	03/03/18	—	—	—	—
	—	84,211	(1)	—	$20.64	02/26/19	—	—	—	—
	—	—		—	—	—	—	—	2,035 (2)	$74,257 (7)
	—	—		—	—	—	—	—	1,850 (3)	$67,507 (7)
	—	—		—	—	—	—	—	10,876 (5)	$396,865 (7)
	—	—		—	—	—	—	—	3,634 (6)	$132,605 (7)
	—	—		—	—	—	—	—	6,108 (6)	$222,881 (7)

Total	257,934	164,950							24,503	$894,115

Robert M. Malchione	14,577	—		—	$45.53	09/28/10	—	—	—	—
	9,150	—		—	$54.03	12/07/10	—	—	—	—
	9,150	—		—	$50.72	12/07/10	—	—	—	—
	35,000	—		—	$55.71	12/06/11	—	—	—	—
	50,000	—		—	$61.74	08/01/12	—	—	—	—
	25,000	—		—	$62.87	12/05/12	—	—	—	—
	33,250	—		—	$55.55	12/04/13	—	—	—	—
	48,000	—		—	$59.19	12/02/14	—	—	—	—
	30,377	—		—	$59.47	12/01/15	—	—	—	—
	18,838	6,279	(1)	—	$67.80	12/07/16	—	—	—	—
	11,190	33,570	(1)	—	$52.12	02/28/18	—	—	—	—
	—	68,083	(1)	—	$20.64	02/26/19	—	—	—	—
	—	—		—	—	—	—	—	2,193 (2)	$80,023 (7)
	—	—		—	—	—	—	—	1,762 (3)	$64,295 (7)
	—	—		—	—	—	—	—	3,483 (6)	$127,095 (7)
	—	—		—	—	—	—	—	5,853 (6)	$213,576 (7)

Total	284,532	107,932							13,291	$484,989

(1)	Vests in equal installments on the first four anniversaries of the grant date.

(2)	Vests after year three, four or five following the year of the award (2005), if the Company achieves ROTC that equals or exceeds the 67th percentile of the ROTC for the peer group companies.

(3)	Vests after year three, four or five following the year of the award (2006), if the Company achieves the performance objective described in footnote 2 above.

(4)	Vests on August 14, 2012.

(5)	Cliff-vests three years from grant date.

(6)	Cliff-vests three years from grant date, subject to meeting certain threshold performance objectives.

(7)	The closing price of the Company’s common stock on December 31, 2009 was $36.49.

OPTION EXERCISES AND STOCK VESTED FOR 2009
     The following table provides summary information regarding stock options that were exercised during 2009 and the value realized on exercise, as well as the value received on vesting of stock awards during 2009.

	Option Awards		Stock Award
	Number of Shares		Number of Shares	Value
	Acquired on	Value Realized	Acquired on	Realized
	Exercise	on Exercise	Vesting	on Vesting
Name	(#)	($)	(#)	($)
Dean A. Scarborough	—	—	—	—
Daniel R. O’Bryant	—	—	17,114	$380,280
Donald A. Nolan	—	—	—	—
Timothy S. Clyde	—	—	—	—
Robert M. Malchione	—	—	—	—

PENSION BENEFITS FOR 2009
The table below provides summary information regarding pension benefits for the NEOs under the listed pension plans.

		Number of	Present
		Years of	Value of	Payments
		Credited	Accumulated	During Last
		Service	Benefit(1)	Fiscal Year
Name	Plan Name	(#)	($)	($)

Dean A. Scarborough	Pension Plan	25.83	$610,420	—
	Benefit Restoration Plan	15.08	$1,870,845	—
	Supplemental Executive Retirement Plan	4.67	$5,869,095	—

	Total		$8,350,360

Daniel R. O'Bryant	Pension Plan	18.25	$388,662	—
	Benefit Restoration Plan	14.08	$714,906	—
	Supplemental Executive Retirement Plan	5.00	$1,285,869	—

	Total		$2,389,437

Donald A. Nolan	Pension Plan	1.83	$23,186	—
	Benefit Restoration Plan	1.83	$25,620	—

	Total		$48,806

Timothy S. Clyde	Pension Plan	20.58	$315,956	—
	Benefit Restoration Plan	13.08	$380,624	—

	Total		$696,580

Robert M. Malchione	Pension Plan	8.50	$200,816	—
	Benefit Restoration Plan	8.50	$445,549	—

	Total		$646,365

(1)	The “Present Value of Accumulated Benefit” for each NEO for each plan is the lump-sum value of the pension benefit earned as of December 31, 2009. The annual pension benefit for the NEOs is assumed to commence on the earliest retirement age for which there is an unreduced benefit, which is age 62 for the Pension Plan and the BRP; age 62 for Mr. Scarborough’s SERP and age 65 for Mr. O’Bryant’s SERP. The assumptions used to determine the lump-sum value are as follows:
•	Interest rate for present values: 6.0%

•	Mortality: 2010 Static Mortality Tables for Annuitants per Regulation Section 1.430(h)(3)-1(e)

•	Pre-retirement decrements: None

•	The Code pay limit was $245,000 and the maximum benefit was $195,000 for the Pension Plan as of December 31, 2009
Pension Plan
The Company provides qualified retirement benefits for employees who are eligible participants under the Pension Plan. Benefits under the Pension Plan are based on compensation and are calculated separately for each year of applicable service using the formula 1.25% times compensation up to the breakpoint (currently $56,628, which is the average of the Social Security wage bases for the preceding 35 years) plus 1.75% times compensation in excess of the breakpoint. The results of the calculation for each year of service are added together to determine the annual single life annuity benefit under the Pension Plan for an employee at normal retirement (age 65). The benefit is not subject to reductions for Social Security payments.
Eligible participants may earn benefits under the Pension Plan during their career with the Company. The Pension Plan is a floor offset plan that coordinates the amount of retirement benefit payable to an eligible participant with the SHARE Plan. The total benefit payable to an eligible participant equals the greater of the value of the participant’s benefit from the Pension Plan or the value of the participant’s account in the SHARE Plan (“SHARE Account”). The Pension Plan generally pays benefits in the form of a lifetime annuity benefit, while the SHARE Plan generally pays benefits in the form of a lump-sum distribution. The amount paid from each plan depends on the election of each eligible participant. Upon termination of employment, each eligible participant may either elect to take a lump-sum distribution of his SHARE Account and have any remaining benefit paid from the Pension Plan, or to transfer a portion of his SHARE Account into the Pension Plan in order to receive a larger annuity benefit. The present value calculations shown above have been completed based on the assumption that each eligible NEO will elect to transfer his SHARE Account into the Pension Plan upon his retirement in order to receive his total benefit as a lifetime annuity under the Pension Plan.

Eligible participants, who retire after reaching age 55, may elect to commence their benefits before reaching age 65. Benefits are payable without reduction after participants reach age 62. Prior to age 62, the plans require a 15% reduction in participants’ benefits for commencement at age 61, and an additional 5% reduction for each year participants elect to receive their benefit before reaching age 61 (but not earlier than age 55).
Eligible participants may elect to receive their benefits in one of several different payment forms. All forms of payment available under the plan are payable in monthly payments over the lifetime of the participant and/or a designated beneficiary. The amount of monthly benefit each eligible participant will receive from each of the forms of payment is adjusted based on the plans’ definition of actuarial equivalence.
Compensation covered by the Pension Plan includes both salary and bonus amounts.
Amounts payable under the Pension Plan may be limited in accordance with certain Code provisions, as applied to plan years beginning on or after December 1, 1994. The annual amount of compensation used to determine annual benefit accruals under the Pension Plan is limited to the first $245,000 of covered compensation as of December 31, 2009, and the annual pension benefit payable as of December 31, 2009 under qualified retirement plans is limited to $195,000.
Benefit Restoration Plan
The Company established the BRP in December 1994 to provide for the payment of supplemental retirement benefits to eligible participants, including each of the NEOs, whose benefits under the Pension Plan are limited under the Code provisions referenced above. The BRP is an unfunded excess benefit plan, which is administered by the Company. Benefits are payable under the BRP in amounts equal to the amount by which a participant’s benefits otherwise payable under the Pension Plan, with respect to periods from and after December 1, 1994, are reduced under the applicable provisions of the Code.
Because the BRP is designed to mirror the Pension Plan, the information concerning the BRP benefit formula, early retirement provisions, and optional payment forms is similar to that of the Pension Plan above. The BRP was amended, effective January 1, 2009, to provide for payments in the form of a lump-sum distribution, unless a timely election was made for monthly payments over the lifetime of the participant and/or a designated beneficiary. The BRP benefit is generally payable upon the later of separation from service and age 55. Compensation covered by the BRP also includes both salary and annual bonus amounts (including all deferred amounts) earned in each such year.
Supplemental Executive Retirement Plan
The SERP, adopted in 1983, is designed to provide its participants with additional incentives to further the Company’s growth and development and as an inducement to remain in the Company’s service. Participants designated by the Compensation Committee are offered benefits under this plan to supplement other retirement benefits to which they may be entitled to at the time of their retirement. The Compensation Committee has designated Messrs. Scarborough and O’Bryant as the only participants in this plan. Benefits will commence at the same time as the BRP at a benefit level which, when added to the benefits to which they will be entitled from the Pension Plan, the BRP and the SHARE Plan at the time of retirement, certain Company contributions (plus interest) to the 401(k) Plan, fixed amounts representative of contributions to the deferred compensation plans and estimated Social Security benefits, will equal 62.5% for Mr. Scarborough, and 52.5% for Mr. O’Bryant of their respective final average compensation (average of the highest 36 months of the last 60 months of base salary and annual bonuses paid immediately preceding retirement).
No benefits will be provided under this plan to a participant who voluntarily terminates his employment before reaching his vesting age. The vesting ages for Mr. Scarborough and Mr. O’Bryant are 60 and 55, respectively, and were determined based upon the target retention dates for each executive.
If Mr. Scarborough or Mr. O’Bryant elects to retire and begin receiving benefits after their respective vesting age, but before reaching age 62, their SERP benefit will be reduced in the same manner as described under the Pension Plan, provided that an additional 10% reduction will apply to Mr. O’Bryant for any retirement commencing between ages 62 and 65.
The SERP was amended effective January 1, 2009, to provide that the SERP benefit will be paid in the same form of payment as the BRP.

NONQUALIFIED DEFERRED COMPENSATION (1) FOR 2009
The table below provides summary information regarding NQDC for the NEOs.

			Aggregate
	Executive	Registrant	Earnings	Aggregate
	Contribution in	Contributions in	in Last	Withdrawals /	Aggregate Balance
Name	Last Fiscal Year	Last Fiscal Year(2)	Fiscal Year(3)	Distributions	at 12/31/09

Dean A. Scarborough	—	$46,398	$485,055	—	$2,682,745
Daniel R. O’Bryant	—	$18,762	$291,390	—	$1,385,842
Donald A. Nolan	$ 50,000	—	$4,853	—	$54,853
Timothy S. Clyde	—	$15,360	$65,484	—	$297,798
Robert M. Malchione	—	$14,430	$55,684	—	$250,480

(1)	Participants with balances in variable deferred compensation plans may choose from a group of funds selected by the Company ranging from money market and bond funds to index and other equity/mutual funds. Participants may make fund changes via an online database provided by the plan administrator. The rate of return depends on the funds selected by the participant. Participants with balances in deferred compensation plans that have fixed rates of return selected by the Company may not make any changes.

(2)	Company contributions to the deferred compensation plans were included in the All Other Compensation column of the Summary Compensation Table.

(3)	Of the amounts included in this column, $3,421 is also reported for Mr. Scarborough, in the Change in Pension Value and NQDC Earnings column of the Summary Compensation Table.
The Company makes an annual contribution to each NEO’s deferred compensation account equal to 3% of annual cash compensation (salary and annual bonus) in excess of the 401(k) Plan limit (these amounts are included in the Summary Compensation Table under the All Other Compensation column). This contribution is added to each NEO’s deferred compensation account at the beginning of each plan year as long as the NEO has contributed at least the pre-tax limit into the 401(k) Plan during the prior plan year and is employed by the Company at year end. This benefit is designed to supplement pre-tax 401(k) contributions that are limited for certain executives (by the Code). Above-market earnings credited to Mr. Scarborough’s account are included in the Summary Compensation Table under the Change in Pension Value and NQDC Earnings column.
The 2005 EVDRP is the Company’s current deferred compensation plan. Under the 2005 EVDRP participants may defer up to 75% of their salary and 100% of their bonus. Account earnings are based on a fixed rate and/or the performance of certain variable funds selected by the participant from bond and equity funds that are managed by an insurance company.
Potential Payments Upon Termination or Change of Control
The following table provides information regarding potential benefits that may be paid to the NEOs in the event of termination of employment as a result of the termination scenarios indicated below. The amounts shown in the table are estimates and assume that each NEO was terminated on the last day of the Company’s 2009 fiscal year, and include estimated amounts that would be paid to the named executive upon the occurrence of a termination or change of control. The actual amounts that would be paid to the NEOs can only be determined at the time of the termination or change of control. NEOs would also be entitled to receive all amounts accrued and vested under the Company’s pension and savings programs and any deferred compensation plans in which they participate. These amounts would be determined and paid in accordance with the applicable plan, and are not included in the table because they are not severance payments.

		Termination Scenarios
		as of the end of fiscal year 2009
			Involuntary
			Termination	Involuntary	Termination
		Death or	or Good	Termination	on Change
Name	Benefit	Disability	Reason	for Cause	of Control(1)

Dean A. Scarborough	Severance Payment	—	$1,947,000	—	$5,841,000
	Prorata Bonus Payment	—	—	—	—
	Unvested Stock Option Value	$4,755,000	—	—	$4,755,000
	Unvested Restricted Stock	—	—	—	—
	LTI Plan and Performance Unit Payment	$1,590,338	$3,074,264	—	$3,074,264
	Incremental Retirement Benefit(2)	$4,924,888	$5,584,103	—	$7,275,816
	Deferred Comp. Benefit (Acceleration of Vesting)	$130,432	$130,432	—	$130,432
	Welfare Benefit Values	—	$18,146	—	$54,437
	Perquisites	—	$162,500	—	$487,500
	Outplacement	—	$50,000	—	$50,000
	Excise Tax & Gross-Up	—	—	—	$9,110,158

	Total	$11,400,658	$10,966,445	—	$30,778,607

Daniel R. O’Bryant	Severance Payment	—	$950,989	—	$2,852,967
	Prorata Bonus Payment	—	—	—	—
	Unvested Stock Option Value(3)	$1,996,275	$360,000	—	$1,996,275
	Unvested Restricted Stock	$639,086	$639,086	—	$639,086
	LTI Plan and Performance Unit Payment	$587,162	$1,018,863	—	$1,018,863
	Incremental Retirement Benefit(2)	$1,300,065	$1,662,010	—	$2,525,700
	Deferred Comp Benefit (Acceleration of Vesting)	$1,067,940	$1,067,940	—	$1,067,940
	Welfare Benefit Values	—	$22,829	—	$68,488
	Perquisites	—	$147,000	—	$441,000
	Outplacement	—	$50,000	—	$50,000
	Excise Tax & Gross-Up	—	—	—	$4,459,627

	Total	$5,590,528	$5,918,717	—	$15,119,946

Donald A. Nolan	Severance Payment	—	$607,600	—	$1,215,200
	Prorata Bonus Payment	—	—	—	—
	Unvested Stock Option Value	$1,126,190	—	—	$1,126,190
	Unvested Restricted Stock	—	—	—	—
	LTI Plan and Performance Unit Payment	$562,571	$948,149	—	$948,149
	Incremental Retirement Benefit (2)	—	—	—	—
	Deferred Comp Benefit (Acceleration of Vesting)	—	—	—	—
	Welfare Benefit Values	—	$16,689	—	$33,378
	Perquisites	—	—	—	—
	Outplacement	—	$25,000	—	$25,000
	Excise Tax & Gross-Up	—	—	—	—

	Total	$1,688,761	$1,597,438	—	$3,347,917

Timothy S. Clyde	Severance Payment	—	$742,000	—	$2,226,000
	Prorata Bonus Payment	—	—	—	—
	Unvested Stock Option Value	$1,334,744	—	—	$1,334,744
	Unvested Restricted Stock	—	—	—	—
	LTI Plan and Performance Unit Payment	$863,075	$1,248,653	—	$1,248,653
	Incremental Retirement Benefit(2)	—	$106,606	—	$370,088
	Deferred Comp Benefit (Acceleration of Vesting)	—	—	—	—
	Welfare Benefit Values	—	$22,327	—	$66,982
	Perquisites	—	$136,400	—	$409,200
	Outplacement	—	$50,000	—	$50,000
	Excise Tax & Gross-Up	—	—	—	$2,275,437

	Total	$2,197,819	$2,305,986	—	$7,981,104

Robert M. Malchione	Severance Payment	—	$762,467	—	$2,287,401
	Prorata Bonus Payment	—	—	—	—
	Unvested Stock Option Value	$1,079,116	—	—	$1,079,116
	Unvested Restricted Stock	—	—	—	—
	LTI Plan and Performance Unit Payment	$456,752	$826,213	—	$826,213
	Incremental Retirement Benefit(2)	—	$149,224	—	$527,018
	Deferred Comp Benefit (Acceleration of Vesting)	—	—	—	—
	Welfare Benefit Values	—	$22,574	—	$67,723
	Perquisites	—	$136,400	—	$409,200
	Outplacement	—	$50,000	—	$50,000
	Excise Tax & Gross-Up	—	—	—	$1,970,297

	Total	$1,535,868	$1,946,878	—	$7,216,968

(1)	As discussed in the CD&A, the employment agreement with each NEO (except Mr. Nolan, who does not have one), will terminate effective December 31, 2010. Commencing January 1, 2011, under the new COC Severance Plan, the NEOs would be eligible to receive severance benefits; however, under this new Plan, there is no excise tax gross-up.

(2)	Actuarial present value of the annuity enhancement, determined using an effective interest rate of 4.78% and the mortality table per Code Section 417(e)(3).

(3)	Mr. O’Bryant’s retention agreement — in the event of death or disability, involuntary termination or voluntary termination due to good reason, or a termination upon a change of control, Mr. O’Bryant (or his beneficiary) would receive $180,000 per full year remaining on his retention agreement in lieu of foregone option awards. There are two full years remaining as of December 31, 2009 — resulting in a payment of $360,000 in addition to the value of unvested stock options.
The following provides information regarding various termination scenarios for NEOs other than a change of control:
Severance
•	In the event of an involuntary (not for cause) termination, or a termination for good reason (unrelated to a change of control), the NEOs would receive a lump-sum payment equal to the executive’s highest combined annual salary and annual bonus during the last three full fiscal years prior to the date of termination.
Stock Options
•	In the event of an involuntary (not for cause) termination, or a termination for good reason (unrelated to a change of control), Mr. O’Bryant would receive (in accordance with his retention agreement) $180,000 for each full fiscal year remaining on the agreement at the time of termination in lieu of foregone annual stock option awards.

•	In the event of an NEO’s death or disability, stock options would vest. In the event of death or disability, Mr. O’Bryant would also receive (in accordance with his retention agreement) $180,000 for each full fiscal year remaining on the agreement at the time of termination in lieu of foregone annual stock option awards.
Restricted Stock, Restricted Stock Units and Performance Units
•	In the event of an involuntary (not for cause) termination, or a termination for good reason (unrelated to a change of control), Mr. O’Bryant’s restricted stock would vest in accordance with his retention agreement.

•	In the event of an NEO’s death or disability, restricted stock, RSUs and PUs would vest.
PUs would be pro-rated based on the number of months the NEO was employed during the cycle, and paid out assuming target performance.
Retirement Benefits
•	In the event of an involuntary (not for cause) termination, or a termination for good reason (unrelated to a change of control), the NEOs, with the exception of Mr. Nolan who is covered by the Executive Severance Plan, would receive an additional retirement benefit equal to the difference between:
(a)	the benefit payable to the NEO under the Company’s qualified, excess and supplemental defined benefit retirement plans assuming the NEO remained employed for an additional year, and

(b)	the vested benefit earned by the NEO under the Company’s qualified, excess and supplemental defined benefit retirement plans, if any.
The benefit described would be considered fully vested regardless of the NEO’s actual age and service at such time. The benefit would be paid in a single lump-sum amount based on the applicable interest rate and mortality table used to determine lump-sum payments under the Company’s qualified defined benefit plans.
•	In the event of Mr. Scarborough’s or Mr. O’Bryant’s disability, benefits earned under the SERP would commence at the later of the executive’s separation from service due to disability (generally 24 months after becoming disabled) and age 55, provided he is then living.

Deferred Compensation Plan Benefits
•	In the event of an involuntary (not for cause) termination, or a termination for good reason (unrelated to a change of control), Mr. Scarborough would receive immediate vesting in certain currently unvested interest credits to one of his nonqualified deferred compensation accounts, and Mr. O’Bryant would receive immediate vesting in certain currently unvested benefits in his nonqualified deferred compensation accounts.
Health and Welfare Benefits
•	In the event of an involuntary (not for cause) termination, or a termination for good reason (unrelated to a change of control), the NEOs, with the exception of Mr. Nolan, would receive continued equivalent health and welfare (medical, dental, life insurance, and disability) benefits for a period of up to 12 months after termination (with the executive bearing any portion of the cost the executive bore prior to the termination); provided, however, that such benefits would be discontinued to the extent the executive receives similar benefits from a subsequent employer. Mr. Nolan would receive a payment equal to 12 months of the Company’s and his contributions to the medical and dental plans.
Perquisites
•	In the event of an involuntary (not for cause) termination, or a termination for good reason (unrelated to a change of control), the NEOs, with the exception of Mr. Nolan, would receive continued perquisite benefits (auto allowance, club dues, office and support staff) for a period of up to 12 months after termination; provided, however, that such benefits would be discontinued to the extent the executive receives similar benefits from a subsequent employer.
Retirement
•	Payments at the time of retirement are discussed in the Pension Benefits For 2009 and the Nonqualified Deferred Compensation For 2009 sections above.
The following provides information regarding a change of control scenario for NEOs:
Based on the employment agreements described in the CD&A, the NEOs would receive change of control severance benefits if (i) there were a change of control, and (ii) within 36 months following a change of control (24 months in Mr. Nolan’s case) either the executive’s employment is terminated for reasons other than cause or the executive terminates his own employment for good reason (“a qualifying termination”).
Assuming a change of control on December 31, 2009 and a qualifying termination, severance benefits would have been as follows:
•	A lump-sum payment equal to three times (two times in Mr. Nolan’s case) (i) the executive’s highest combined annual base salary and annual bonus during the last three full fiscal years (for the purposes of this severance calculation, 2009 is not considered a full fiscal year) prior to the date of termination.

•	All stock options would vest upon a change of control, whether or not there is a qualifying termination. The value of this benefit is based on the excess of the closing price of the Company’s stock at year end over the exercise price of the options, multiplied by the number of options vesting upon a change of control.

•	In the event of a change of control, the benefits under Mr. O’Bryant’s retention agreement would vest. In accordance with Mr. O’Bryant’s retention agreement, he would receive $180,000 for each full fiscal year remaining on the agreement at the time of termination in lieu of foregone annual stock option awards.

•	All restrictions applicable to restricted stock, RSUs, PUs and associated dividend equivalents lapse following a change of control, whether or not there is a qualifying termination (PUs would be paid out at target). The value of this benefit is the closing price of the Company’s stock multiplied by the number of shares vesting.

•	Continued equivalent health and welfare benefits (medical, dental, life insurance, and disability) for a period of up to 36 months after termination (24 months in Mr. Nolan’s case), with the executive bearing any portion of the cost the executive bore prior to a change of control, provided, however, that such benefits would be discontinued to the extent the executive receives similar benefits from a subsequent employer.

•	NEOs, with the exception of Mr. Nolan, would receive perquisite benefits (auto allowance, club dues, office and support staff) for a period of up to 36 months after termination, provided, however, that such benefits would be discontinued to the extent the executive receives similar benefits from a subsequent employer.

•	Outplacement assistance up to $50,000 ($25,000 in Mr. Nolan’s case).

•	NEOs, with the exception of Mr. Nolan, would receive an additional retirement benefit equal to the difference between:
(a)	the benefit payable to the NEOs under the Company’s qualified, excess and supplemental defined benefit retirement plans assuming the NEOs remained employed for an additional 3 years, and

(b)	the vested benefit earned by the NEOs under the Company’s qualified, excess and supplemental defined benefit retirement plans, if any.
The benefit described above would be considered fully vested regardless of the NEO’s actual age and service at such time. The benefit would be paid in a single lump-sum amount based on the applicable interest rate and mortality table used to determine lump-sum payments under the Company’s qualified defined benefit plans.
•	Mr. Scarborough would receive immediate vesting in certain currently unvested interest credits to one of his nonqualified deferred compensation accounts, and Mr. O’Bryant would receive immediate vesting in certain currently unvested benefits in his nonqualified deferred compensation accounts.

•	If Mr. Nolan’s change-in-control payments triggered an excise tax under IRC Section 280G, he would receive the better of, on an after-tax basis, (i) full benefits under the COC Severance Plan and he would pay the excise tax out of these proceeds, or (ii) his payments would be reduced until the excise tax is no longer triggered.

•	A gross-up payment to hold the NEOs, with the exception of Mr. Nolan, harmless against the impact, if any, of federal excise taxes imposed on the NEOs as a result of the payments contingent on a change of control.
—	A “gross-up” under IRC Section 280G is a contract provision under which the Company will pay the excise tax (and associated taxes) with respect to the payments received by the individual in the event of a change of control, such that the individual is left with the full, normally taxable amount of the benefit to which the individual is entitled. The excise tax amount is based on the Company’s estimate of the individual’s liability under IRC Sections 280G and 4999, assuming that a termination under a change of control occurred on December 31, 2009.
In connection with any termination of employment, the Company will comply with Section 409A of the Code, which may require, for example, a delay in making certain payments to the NEOs.

EQUITY COMPENSATION PLAN INFORMATION
as of December 31, 2009

	Number of Securities		Number of Securities
	to be Issued Upon		Remaining Available for
	Exercise of	Weighted-Average	Future Issuance under
	Outstanding	Exercise Price of	Equity Compensation Plans
	Options, Warrants	Outstanding Options,	(Excluding Securities
	and Rights	Warrants and Rights	Reflected in Column (a))
Plan Category	(a)(4)	(b)(4)	(c)

Equity compensation plans approved by security holders(1)
Director Equity Plan	175,000	$54.03	178,000
Stock Plan	10,497,270	$42.65	3,347,611
Paxar Corporation	457,284 (2)	$31.10	—
Equity compensation plans not approved by security holders(3)	1,084,740	$58.74	—

Total	12,214,294	$43.80	3,525,611

(1)	There are two plans: the Company’s Director Equity Plan and the Stock Plan. Equity awards have included stock options, stock awards and stock units for directors, and stock options, restricted stock, RSUs, PUs and dividend equivalents for employees.

(2)	The Company acquired Paxar Corporation (“Paxar”) in June 2007. At that time, Paxar had an equity plan and this number represents the outstanding awards (converted into Company awards) granted to former Paxar employees, who are now Company employees. The Company has not issued (and will not issue) any additional awards under the Paxar equity plan.

(3)	The 1996 Stock Incentive Plan (“Stock Incentive Plan”) was amended and restated in December 2002, to provide that no future stock options or other awards would be made after December 6, 2002, and options that have been granted may not be repriced (note that no previously granted options have ever been repriced).

(4)	Securities in column (a) include restricted stock units and performance units; the weighted average exercise price in column (b) does not include these awards.
In general, the material features of the Stock Incentive Plan are similar to those in the Stock Plan, which was amended and restated and approved by the stockholders in April 2008. The Stock Incentive Plan was adopted by the Board in December 1996 and provided for grants of stock options, stock payments and other awards; however, only stock options were awarded. Options were granted at 100% of the fair market value on the grant date.
Under the Stock Incentive Plan, 1,084,740 options were outstanding and exercisable as of December 31, 2009. The shares available under this Plan upon exercise of stock options, or issuance of stock payments, may be either previously unissued shares, issued shares that have been repurchased by the Company as treasury shares, or former treasury shares held in a grantor trust. This Plan provides for appropriate adjustments in the number and kind of shares subject to this Plan and to outstanding grants thereunder in the event of a stock split, stock dividend or certain other types of recapitalizations.
Options granted under the Stock Incentive Plan were nonqualified stock options (“NQSOs”) and generally became exercisable in equal installments over four years from the date of grant. NQSOs were granted for a term of ten years.
Under the Director Equity Plan, stock payments are authorized in the form of stock units as part of the DDECP, a deferred compensation arrangement that may be elected by directors instead of receiving fees or retainers that would otherwise be payable to a director in cash. Dividend equivalents are credited in the form of stock units to the accounts of directors who participate in the DDECP, which represent the value of the dividends per share paid by the Company, calculated with reference to the number of stock units held by each director.
Options and other awards granted under the Stock Plan provide that, in the event of a ''change of control’’ (as defined in the Plan or in an award agreement) of the Company, all previously unexercisable options and other equity awards become immediately vested. This Plan provides that the period of exercisability, following retirement, for options is (i) the full term of the option for the CEO; (ii) the lesser of five years or the full term of the option for options granted to participants in an executive annual bonus plan or any successor plan; and (iii) the lesser of three years or the full-term of the option for all other optionees.

TRANSACTIONS WITH RELATED PERSONS
One of the Company’s directors, Peter W. Mullin is the chairman, chief executive officer and majority stockholder in various entities (collectively referred to as the “Mullin Companies”), which previously provided executive compensation, benefit consulting and insurance agency services. In October 2008, the above described operations of the Mullin Companies were sold to a subsidiary of Prudential Financial, Inc. (“Prudential”). During 2009, the Company paid premiums to insurance carriers for life insurance originally placed by the Mullin Companies in connection with various Company employee benefit plans (however, the interests of the Mullin Companies in this insurance were sold to Prudential, in October 2008). Prudential has advised the Company that in 2009, Prudential earned commissions from such insurance carriers in an aggregate amount of approximately $426,900 for the placement and renewal of this insurance, in which Mr. Mullin had an interest of approximately $91,100, in accordance with the terms of a commission sharing agreement entered into between Mr. Mullin and Prudential at the time of the sale.
The Mullin Companies own a minority interest in M Financial Holdings, Inc. (“MFH”). Substantially all of the life insurance policies, which the Company originally placed through the Mullin Companies, are issued by insurance carriers that participate in reinsurance agreements entered into between these insurance carriers and M Life Insurance Company (“M Life”), a wholly-owned subsidiary of MFH. Reinsurance returns earned by M Life are determined annually by the insurance carriers and can be negative or positive, depending upon the results of M Life’s aggregate reinsurance pool, which consists of the insured lives reinsured by M Life. The Mullin Companies have advised that in 2009, they did not receive any distributions of net reinsurance gains (either in the form of gains without risk of forfeiture, or gains subject to risk of forfeiture) ascribed by M Life to the Company’s life insurance policies referred to above.
VOTING SHARES
Stockholders of record, at the close of business on February 22, 2010, are entitled to notice of, and to vote at, the Annual Meeting. There were 112,058,162 shares of common stock of the Company outstanding on February 22, 2010.
Principal Stockholders
Whenever in this proxy statement information is presented as to “beneficial ownership,” please note that such ownership indicates only that the person shown, directly or indirectly, has or shares with others the power to vote (or to direct the voting of) or the power to dispose of (or to direct the disposition of) such shares; such person may or may not have any economic interest in the shares. The reporting of information herein does not constitute an admission that any such person is, for the purpose of Section 13 or 16 of the 1934 Act, the “beneficial owner” of the shares shown herein.
To the knowledge of the Company, the following were the only stockholders that, as of December 31, 2009, owned beneficially 5% or more of the outstanding common stock of the Company.

Name and Address	Number of Shares		Percent
of Beneficial Owner	Beneficially Owned		of Class

Avery Dennison Corporation Employee Stock Benefit Trust (“ESBT”) Wachovia Bank, N.A., Trustee Executive Benefits Group One West 4th Street, NC 6251 Winston-Salem, NC 27101	6,744,845	(1)	6.0%
BlackRock, Inc. 40 East 52nd Street New York, NY 10022	9,416,318	(2)	8.4%
Capital Research Global Investors 333 South Hope Street Los Angeles, CA 90071	8,063,459	(3)	7.2%

(1)	The ESBT and Wachovia Bank, N.A., a Wells Fargo Company, as Trustee, disclaim beneficial ownership of these shares.

(2)	Based on information contained in the Schedule 13G of BlackRock for the period ending December 31, 2009. BlackRock is a parent holding company or control person, in accordance with Section 240.13d-1(b)(1)(ii)(G) of the 1934 Act.

(3)	Based on information contained in the Schedule 13G of Capital Research Global Investors for the period ending December 31, 2009. Capital Research Global Investors is an investment advisor, in accordance with Section 240.13d-1(b)(1)(ii)(E) of the 1934 Act.
The 401(k) Plan, SHARE Plan and qualified retirement plans (“Plans”) together owned a total of 4,490,094 shares of Company common stock on December 31, 2009, or 4.0% of the common stock then outstanding. Although the Company is the Administrator of the Plans, each plan was established and is administered to achieve the different purposes for which it was created for the exclusive benefit of its participants, and employees participating in the Plans are entitled to vote all shares allocated to their accounts. Accordingly, such plans do not constitute a “group” within the meaning of Section 13(d) of the 1934 Act.
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS (Proxy Item 2)
The Audit Committee of the Board has selected PricewaterhouseCoopers LLP (“PwC”) as Avery Dennison’s independent auditors for fiscal year 2010, and the Board urges stockholders to vote to ratify PwC’s appointment. Ratification of the selection of PwC by stockholders is not required by the Company’s Bylaws. However, as a matter of good corporate practice, the Board is submitting the selection of PwC for stockholder ratification. PwC has audited the Company’s financial statements since 1998. PwC has confirmed to Avery Dennison that PwC is in compliance with all rules, standards and policies of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC governing auditor independence. See “Audit Committee Report” on page [40].
Representatives of PwC will be present at the Annual Meeting and will have the opportunity to make a statement if they desire and will be available to respond to appropriate questions.
Relationship with Independent Auditors
PwC has served as Avery Dennison’s independent auditors since 1998, and was the Company’s independent auditor for the fiscal year ended January 2, 2010. Prior to 1998, Coopers & Lybrand, LLP, a predecessor firm of PwC, served as the Company’s independent auditor. As stated in Proxy Item 2, the Audit Committee of the Board has selected PwC to serve as the Company’s independent auditors for the fiscal year ending January 1, 2011.
Audit services performed by PwC for fiscal 2009 consisted of the examination of the Company’s financial statements and services related to filings with the SEC and certain other non-audit services.
Fiscal 2009 Audit Firm Fee Summary
During fiscal year 2009, the Company retained PwC to provide services in the following categories and amounts, all of which were approved by the Audit Committee.
Under the SEC’s final rule issued on January 28, 2003, “Strengthening the Commission’s Requirements Regarding Auditor Independence,” in accordance with Section 208(a) of the Sarbanes-Oxley Act of 2002, the categorization of PwC services for fiscal years 2008 and 2009 is as follows:

(in millions)	2009	2008

Audit Fees	$7.7	$8.8
Audit Related Fees	.3	.3
Tax Fees:
Compliance	2.6	3.2
Planning	1.1	2.8
Other Fees	—	—

Total Fees	$11.7	$15.1

Audit services fees include fees for services performed to comply with the standards established by the PCAOB, including the recurring audit of the Company’s consolidated financial statements and management’s assessment of the effectiveness of the Company’s internal control over financial reporting and the effectiveness of internal control over financial reporting. This category also includes fees for audits provided in connection with statutory filings or services that generally only the principal auditor reasonably can provide to a client, such as procedures related to audit of income tax provisions and related reserves, consents and assistance with and review of documents filed with the SEC.
Audit-related fees include fees associated with assurance and related services traditionally performed by the independent auditors and are reasonably related to the performance of the audit or review of the Company’s financial statements. This category includes fees related to assistance in financial due diligence related to mergers and acquisitions, accounting consultations, consultations concerning financial accounting and reporting standards, general advice with implementation of SEC and Sarbanes-Oxley Act of 2002 requirements and audit services not required by statute or regulation. Audit-related fees also include audits of pension and other employee benefit plans, as well as the review of information systems and general internal controls unrelated to the audit of the financial statements.
Tax fees relate to fees associated with tax compliance (preparation of original/amended tax returns, tax audits and transfer pricing) and tax planning (domestic and international tax planning, tax planning on restructurings, mergers and acquisitions).
The Audit Committee has adopted procedures for pre-approving all audit and non-audit services provided by the independent auditors, and the fees paid to PwC in 2009 were pre-approved. These procedures include reviewing and approving a budget for audit and permitted non-audit services. The budget includes a description of, and an estimated amount for, audit services and for particular categories of non-audit services that are recurring in nature and therefore are anticipated at the time the budget is reviewed. Audit Committee pre-approval is required (i) if the estimated amount for a particular category of non-audit services will be substantially exceeded, and (ii) to engage the independent auditors for any non-audit services not included in the budget. The Audit Committee has delegated pre-approval authority to the chairman of the Audit Committee for services that were not included in the budget; these services are then reviewed at the next Audit Committee meeting. The Audit Committee considers whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Company’s business, accounting systems, risk profile, and whether the services enhance the Company’s ability to manage or control risks and improve audit quality. The Audit Committee periodically monitors the services rendered and fees paid to the independent auditors to ensure that such services are within the parameters approved by the Audit Committee.
The Audit Committee considers at least annually whether the provision of non-audit services by PwC is compatible with maintaining auditor independence.
Required Vote for Approval and Recommendation of the Board of Directors
The affirmative vote of a majority of the shares present or represented and entitled to vote at the Annual Meeting is required to ratify the appointment of PwC as the Company’s independent auditors for the current fiscal year, which ends on January 1, 2011.
Your Board of Directors recommends that you vote FOR approval of this proposal.

AUDIT COMMITTEE REPORT
          The following Report of the Audit Committee of the Board of Directors does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.
          The Audit Committee of the Company’s Board of Directors (“Audit Committee”) is composed of independent directors set forth below, each of whom meets the independence standards of the NYSE. The Audit Committee has a written charter adopted by the Board of Directors, which is available at the Company’s web site.
          Management is responsible for the Company’s internal controls and the financial reporting process. The independent auditors are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with auditing standards generally accepted in the United States and to issue an opinion thereon. The Audit Committee’s responsibility is to monitor and oversee these processes. The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting. Members of the Audit Committee rely without independent verification on the information provided to them and the representations made by management and the independent auditors.
          Management has represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America. The Audit Committee has reviewed and discussed the consolidated financial statements for the year ended January 2, 2010, with management and the independent auditors, PricewaterhouseCoopers LLP (“PwC”). The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees,” as amended, and Rule 2-07 of Regulation S-X, “Communication with Audit Committees.” The Company’s independent auditors have also provided to the Audit Committee the written disclosures and the letter from the independent auditors pursuant to Rule 3526, “Communications with Audit Committees Concerning Independence,” of the Public Company Accounting Oversight Board. The Audit Committee has discussed independence matters with the independent auditors and management, and, based on its discussion and review, the Audit Committee is satisfied that the provision of non-audit services, described above, is compatible with maintaining PwC’s independence.
          Based on the Audit Committee’s discussions with management and the independent auditors and on the Audit Committee’s review of the representations of management and the report of the independent auditors, the Audit Committee has recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended January 2, 2010, filed with the SEC.
February 25, 2010

John T. Cardis, Chairman Peter K. Barker Richard M. Ferry Ken C. Hicks Kent Kresa

PROPOSAL TO ELIMINATE
SUPERMAJORITY VOTING REQUIREMENTS AND THE
INTERESTED PERSON STOCK REPURCHASE PROVISION
(Proxy Item 3)
Background
          Article VI of the Company’s Restated Certificate of Incorporation and Article VIII, Section 1 of the Company’s Amended and Restated Bylaws currently require the vote of the holders of not less than eighty percent (80%) of the total voting power of all shares of stock of the Company entitled to vote in the election of directors, voting together as a single class, to make, repeal, alter, amend or rescind the Amended and Restated Bylaws. Additionally, Article XIV of the Restated Certificate of Incorporation currently requires the vote of the holders of not less than eighty percent (80%) of the total voting power of all shares of stock of the Company entitled to vote in the election of directors, voting together as a single class, for the approval or authorization of certain “business combinations” with an entity which beneficially owns, directly or indirectly, more than 10% of the outstanding common stock of the Company. Articles XV and XVI of the Restated Certificate of Incorporation currently require the vote of the holders of not less than eighty percent (80%) of the total voting power of all shares of stock of the Company entitled to vote in the election of directors, voting together as a single class, to repeal or amend in any respect Articles VI [dealing with the alteration of Bylaws of stockholders], VII [dealing with the number of directors], VIII [dealing with the classified board], XI [dealing with the prohibition against stockholder action without meetings] and XIV [dealing with the 80% vote of stockholders required for certain mergers and similar transactions] of the Restated Certificate of Incorporation, or to add an article providing for cumulative voting in the election of directors. These provisions of the Restated Certificate of Incorporation and the Amended and Restated Bylaws are referred to as the “Supermajority Voting Provisions.”
          In addition to the Supermajority Voting Provisions, Article XVIII of the Restated Certificate of Incorporation contains an “Interested Person Stock Repurchase Provision.” This Interested Person Stock Repurchase Provision generally provides that, subject to certain exceptions, a vote of not less than a majority of the total voting power, excluding the voting power of the stock owned by an interested stockholder, shall be required for any direct or indirect purchase by the Company of shares of stock from an interested stockholder for more than the market price of such shares. For purposes of the Interested Person Stock Repurchase Provision, an “interested stockholder” includes a beneficial owner of more than 5% of the voting power of the outstanding voting stock.
          On the recommendation of the Nominating and Governance Committee, the Board has approved, and recommends to the stockholders for approval, amendments to the Restated Certificate of Incorporation to eliminate the Supermajority Voting Provisions and the Interested Person Stock Repurchase Provision. In addition, the Board approved, and recommends to the stockholders for approval, an amendment to Article VII to eliminate a cross reference to Article VI.
Text of the Proposed Amendments to the Restated Certificate of Incorporation
          The amendments to the Restated Certificate of Incorporation approved by the Board, and recommend for stockholder approval, are substantially in the form as follows:
          “ARTICLE VI: [repealed].”
          “ARTICLE VII: The number of directors shall be fixed from time to time by a bylaw or amendment thereof duly adopted by the Board of Directors or by the stockholders.”
          “ARTICLE XIV: [repealed].”
          “ARTICLE XV: [repealed].”
          “ARTICLE XVI: The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred on stockholders herein are granted subject to this reservation.”
          “ARTICLE XVIII: [repealed].”

Board Amendment to Bylaws to Eliminate Supermajority Voting Provision
          In connection with the proposed amendments to the Restated Certificate of Incorporation, the Board has also adopted an amendment to Article VIII, Section 1 of the Amended and Restated Bylaws to eliminate the supermajority voting provision for stockholders to amend or repeal the Amended and Restated Bylaws of the Company. As amended, Article VIII, Section 1 reads substantially in the form as follows:
          “New Bylaws may be adopted or these Bylaws may be amended or repealed by the majority of the votes cast by stockholders, considered for purposes of this Section 1 as one class, provided that a quorum exists as defined by Article II, Section 6 of these Bylaws.”
          The effectiveness of this amendment to the Amended and Restated Bylaws is subject to the approval by the stockholders of the amendment to Article VI of the Restated Certificate of Incorporation as provided above and subject to the filing and effectiveness of a certificate of amendment with the Secretary of State of the State of Delaware effecting such amendment to Article VI of the Restated Certificate of Incorporation. The stockholders are not being asked to vote on this amendment to the Amended and Restated Bylaws.
General Effect of Amendments
          If the amendments to the Restated Certificate of Incorporation to remove the Supermajority Voting Provisions are approved by the stockholders and become effective, (i) the amendment to the Amended and Restated Bylaws as described above will become effective and new bylaws may be added or repealed or the Amended and Restated Bylaws may otherwise be amended by the stockholders, if a quorum is present, by the majority of the votes cast by stockholders, and (ii) the Restated Certificate of Incorporation may be amended, altered, changed or repealed in the manner prescribed by statute, which, under Delaware General Corporation Law, generally would require a vote of the majority of the outstanding stock entitled to vote thereon, and a majority of the outstanding stock of each class entitled to vote thereon as a class. As a corollary, the voting requirement prescribed by statute will replace the supermajority voting requirement with respect to any repeal or amendment of Articles VI, VII, VIII, XIV, and XV each as described above, and with respect to the addition of an article providing for cumulative voting in the election of directors.
          If approved by the stockholders, the proposed amendments to delete the Supermajority Voting Provisions would eliminate Article XIV of the Restated Certificate of Incorporation requiring the vote of the holders of not less than eighty percent (80%) of the total voting power of all shares of stock of the Company entitled to vote in the election of directors, voting together as a single class for the approval or authorization of certain “business combinations” with an entity which beneficially owns, directly or indirectly, more than 10% of the outstanding common stock of the Company. However, the Company would still be subject to Section 203 of the Delaware General Corporation Law which, under certain circumstances, would require a vote of 66 2/3% of the outstanding voting stock (excluding stock owned by an interested stockholder) for approval of a “business combination” with an interested stockholder. For purposes of Section 203 of the Delaware General Corporation Law, an interested stockholder is a person beneficially owning 15% or more of the outstanding voting stock of the corporation.
          If approved by the stockholders, the proposed amendment to delete the Interested Person Stock Repurchase Provision would eliminate the need to obtain a stockholder vote in connection with certain repurchases of stock by the Company from certain persons, including persons beneficially owning more than 5% of the voting power of the voting stock.
Reasons for Amendments
          The proposal to amend the Restated Certificate of Incorporation to eliminate the Supermajority Voting Provisions and the Interested Person Stock Repurchase Provision is a result of ongoing review of corporate governance matters by the Board. The Board, assisted by the Nominating and Governance Committee, considered the advantages and disadvantages of maintaining the Supermajority Voting Provisions and the Interested Person Stock Repurchase Provision. The Board considered the view of some of the stockholders that the Supermajority Voting Provisions may make it more difficult for one or a few large stockholders to replace important corporate governance rules of the company to further a special interest, or to take control of the Company, and help ensure that important corporate governance rules are not changed without the clear consensus of a substantial majority of the stockholders that such change is prudent and in the best interests of the Company. While the Board recognizes those potential benefits, the Board also recognizes that supermajority voting provisions are disfavored by many of the stockholders and stockholder groups for the same reasons—that is, that they make it more difficult for the stockholders to change important rules relating to the election of directors or other governance matters. In view of the Board’s commitment to include in the 2011 proxy statement to the stockholders a proposal for declassification of the Board and replacement of triennial elections with annual elections at the 2011 annual meeting of the stockholders, the Board believes that maintaining the Supermajority Voting Provisions could provide only marginal benefit, if any.
          Accordingly, on the recommendation of the Nominating and Governance Committee, the Board approved the amendments to the Restated Certificate of Incorporation as described above, and now recommends that the stockholders approve them.

Required Vote for Approval and Recommendation of the Board of Directors
          With respect to the amendments to Articles VI, XIV, XV and XVI, the affirmative vote of not less than eighty percent (80%) of the total voting power of all shares of stock of the Company entitled to vote in the election of directors, voting together as a single class, shall be required for approval by the stockholders.
          With respect to the amendment to Article XVIII, the affirmative vote of a majority of the outstanding shares entitled to vote thereon is required to approve the elimination of the Interested Person Stock Repurchase Provision.
Your Board of Directors recommends that you vote FOR approval to amend the Company’s Restated Certificate of Incorporation to eliminate the Supermajority Voting Provisions and the Interested Person Stock Repurchase Provision.

EMPLOYEE STOCK OPTION AND INCENTIVE PLAN, amended and restated
(“Stock Plan”)
(Proxy Item 4)
          Upon the recommendation of the Compensation and Executive Personnel Committee (“Committee”), on February 26, 2010, the Board of Directors (“Board”) ratified and the Company has adopted, subject to stockholder approval on April 22, 2010, the Stock Plan, as amended and restated, which includes the following key amendments:
1.	an increase of 2.8 million in the total number of shares of common stock authorized for issuance under equity awards under the Stock Plan;
2.	as a portion of this total of 2.8 million, an increase of 1.2 million in the number of shares represented by full-value awards (such as restricted stock, restricted stock units, stock payments, performance units and dividend equivalents) that may be granted under the Stock Plan; and
3.	the addition of the members of the Company’s Board as eligible participants in the Stock Plan.
          In January 1990, the Company’s Board adopted the Stock Plan and in March 1990 the stockholders approved it. In February 1991, January 1994, September 1995, February 2003, February 2005 and February 2008, the Board adopted certain amendments to the Stock Plan, which were approved by the stockholders in March 1991, April 1994, April 1996, April 2003, April 2005 and April 2008, respectively.
          The principal purpose of the Stock Plan is to provide incentives for employees and directors of the Company and its subsidiaries through granting of stock options and other equity awards, thereby stimulating their personal and active interest in the Company’s development and financial success, and inducing them to remain in the Company’s employ.
          As of December 31, 2009, there were approximately 1,452,000 full-value awards that are outstanding under the Stock Plan. As of December 31, 2009, a total of approximately 10,130,000 shares were subject to outstanding stock options, of which approximately 6,436,000 were exercisable, and equity awards were held by more than 800 employees. As of December 31, 2009, assuming that all outstanding options are exercised, approximately 3,348,000 shares remained available for the grant of new stock options, including approximately 1,180,000 full value awards, under the Stock Plan. Subject to stockholder approval, as of April 22, 2010, the number of shares deliverable pursuant to awards shall be increased by 2,800,000 under the Stock Plan.
          Shares issued under the Stock Plan upon the exercise of stock options and the vesting of other equity awards, may be previously unissued shares, issued shares which have been repurchased by the Company as treasury shares, or former treasury shares that are held in a grantor trust. The Stock Plan provides for appropriate adjustments in the number and kind of shares subject to the Stock Plan and to outstanding grants thereunder in the event of a stock split, stock dividend or certain other types of recapitalizations or reorganizations.
          If any portion of a stock option or other equity award terminates or lapses unexercised, or unvested, or is canceled, the shares, which were subject to such option or other equity award, will continue to be available for issuance under the Stock Plan. The Company has not repriced and will not reprice any stock option under the Stock Plan. This Stock Plan has been designed to meet the requirements of Section 162(m) of the Internal Revenue Code, as amended (the “Code”) regarding deductibility of executive compensation. The principal features of the Stock Plan, as amended and restated, are summarized herein below, but the summary is qualified in its entirety by reference to the Stock Plan itself. Copies of the Stock Plan will be available at the Annual Meeting of Stockholders and can also be obtained by making written request to the Company’s Secretary. A copy of the amended and restated Stock Plan is attached as Exhibit D to this Proxy Statement.
Administration
          The Committee, which consists of four independent members of the Board, oversees the Stock Plan. The Committee is authorized to select from among the eligible individuals to whom options and other equity awards are to be granted and to determine the number of shares to be subject thereto and the terms and conditions thereof, consistent with the Stock Plan. The Committee is also authorized to adopt, amend and rescind rules relating to the administration of the Stock Plan.
          The Stock Plan also authorizes the Committee to delegate all or specified authority and administrative duties to the CEO or the Secretary of the Company, or both, except the authority to make grants or awards to directors or to executive officers. The

Committee has granted to the CEO the authority to make grants or awards under the Stock Plan to employees, other than executive officers, subject to such limitations as the Committee may impose.
Payment for Shares
          The exercise or purchase price for all options, and other rights to acquire Company common stock, together with any applicable tax required to be withheld, must be paid in full in cash at the time of exercise or purchase. Payment may be made in whole or in part in common stock of the Company owned or surrendered (as part of the transaction) by the awardee and having a fair market value on the date of exercise or receipt of shares equal to the applicable tax and the aggregate exercise price of the shares so to be purchased or the applicable tax on the receipt of shares resulting from other equity awards. The Committee may also authorize other lawful consideration to be applied to the exercise or purchase price of an award. This may also include services rendered, or the difference between the exercise price of presently exercisable options and the fair market value of the common stock covered by such options on the date of exercise.
Amendment and Termination
          Amendments to the Stock Plan to (i) increase the number of shares as to which options, and other equity awards may be granted (except for adjustments resulting from stock splits, stock dividends, etc.), (ii) change the class of persons eligible to participate, (iii) grant options at an exercise price below the fair market value of a share of common stock of the Company on the date of grant, or (iv) reprice options require the approval of the Company’s stockholders. In other respects, the Stock Plan can be amended, modified, suspended or terminated by the Board, unless such action would otherwise require stockholder approval as a matter of applicable law, regulation, or rule. Amendments to the Stock Plan will not, without the consent of the participant, affect such person’s rights under an award previously granted, unless the award itself otherwise expressly so provides. No termination date is specified for the Stock Plan.
Eligibility
          As determined by the Committee, options and other equity awards under the Stock Plan may be granted to individuals who are employees or directors of the Company or any of its present or future subsidiaries as determined by the Committee. Approximately 2,500 employees and directors will be eligible for consideration to participate in the Stock Plan. Any options granted to directors under the Stock Plan will be nonqualified stock options. More than one option, or other award may be granted to an employee or director, but the aggregate fair market value (determined at the time of grant) of shares with respect to which an Incentive Stock Option is first exercisable by an optionee during any calendar year cannot exceed $100,000, and the Committee may not grant options to any optionee during any calendar year covering more than 600,000 shares. During 2009, approximately 2,188,000 stock options, approximately 543,000 RSUs and approximately 475,000 PUs were awarded under the Stock Plan.
          The Stock Plan provides that the Committee may award stock options, stock appreciation rights (“SARs”), restricted stock, restricted stock units, performance stock, performance units, dividend equivalents, deferred stock, stock payments and other stock related benefits, or any combination thereof. Each award or issuance will be set forth in a separate agreement with the person receiving the award and will indicate the type, terms and conditions of the award.
          Nonqualified stock options (”NQSOs”) will provide for the right to purchase common stock at an exercise price equal to at least 100% of fair market value of common stock on the grant date. NQSOs have been granted with a term of ten years.
          Incentive stock options (“ISOs”), if granted, will be designed to comply with the provisions of the Code and will be subject to restrictions contained in the Code, including exercise prices equal to at least 100% of fair market value of common stock on the grant date and a ten year restriction on their term, but may be subsequently modified to disqualify them from treatment as an incentive stock option.
          Stock appreciation rights may be granted in connection with stock options or other awards, or separately. SARs granted by the Committee in connection with stock options or other awards typically will provide for payments to the holder based upon increases in the price of the Company’s common stock over the exercise price of the related option or other awards, subject to such restrictions and requirements as may be determined by the Committee. The Committee may elect to pay SARs in cash or in common stock, or in a combination of cash and common stock.
          Restricted stock and restricted stock units may be sold or granted to participants at various prices and made subject to such restrictions and requirements as may be determined by the Committee. Performance units may be granted to participants subject to such restrictions and requirements as may be determined by the Committee. The increase in the total number of shares represented by full-value awards (restricted stock, restricted stock units, stock payments, deferred stock, performance units and dividend equivalents) that may be awarded under the Stock Plan is 1.2 million. Restricted stock, typically, may be repurchased by the Company at the original purchase price if the conditions or restrictions are not met. In general, restricted stock may not be sold, or otherwise transferred or pledged, until restrictions are removed or expire. Purchasers of restricted stock, unlike recipients of options and other equity awards, will have voting rights and will be credited with dividends prior to the time when the restrictions lapse. Restricted stock units represent the right to receive, at a specified time or times, a specified number of shares of common stock, as the Committee shall determine. Performance units represent the right to receive, at a specific time or times based on performance criteria established by the Committee, either a specified number of shares of common stock, or a cash payment equal to the fair market value of a specified number of shares of common stock, as the Committee shall determine.
          Dividend equivalents may be credited to a participant in the Stock Plan. They represent the value of the dividends per share paid by the Company, calculated with reference to the number of shares covered by options, SARs, restricted stock, RSUs or other awards held by the participant.
          Stock payments may be granted pursuant to the Stock Plan. A stock payment is a payment in the form of shares of the Company’s common stock or an option or other right to purchase shares, as part of a bonus, deferred compensation or other arrangement. Stock payments may, but are not required to, be made in lieu of base salary, bonus, fees or other cash compensation otherwise payable to any individual who is eligible to receive awards. The number of shares will be determined by the Committee and may be based upon specific performance criteria determined appropriate by the Committee. Recipients of stock payments will have voting rights.
          Deferred stock may be granted pursuant to the Stock Plan. Deferred stock is a right to receive shares of the Company’s common stock. Deferred stock may be awarded to participants and may be linked to any performance criteria determined to be appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. Deferred stock may constitute, or provide for a deferral of compensation, subject to Section 409A of the Code and there may be certain tax consequences if the requirements of Section 409A of the Code are not met. Please see “Federal Income Tax Consequences” for more information.
Miscellaneous Provisions
          Equity agreements may provide for termination of an award in the event the awardee terminates service in violation of an employment or other service agreement or is discharged for cause. Options and other equity awards under the Stock Plan currently provide that, in the event of a “change of control’” (as defined in the Stock Plan) of the Company, all previously unexercisable options and unvested awards will vest immediately.
          The Stock Plan provides that the period of exercisability, following retirement, for options is (i) the full term of the option for a Level 1 officer; (ii) the lesser of five years or the full term of the option for options granted to a Level 2 through Level 4 officer or director; and (iii) the lesser of three years or the full term of the option for all other optionees.
          No option, SAR or other award granted under the Stock Plan may be assigned or transferred by the awardee, except by will or the laws of intestate succession, or to a properly designated beneficiary or transferee. During the lifetime of the holder of any option or right, the option or right may be exercised only by the holder, his guardian or legal representative, or properly designated transferee.
          The Company requires participants to discharge withholding tax obligations in connection with the exercise of any option or other award granted under the Stock Plan or the lapse of restrictions on restricted stock, as a condition to the issuance or delivery of stock or payment of other compensation pursuant thereto. Shares held by or to be issued to a participant as a result of an award may also be used to discharge tax withholding obligations related to exercise of options or receipt of other awards, subject to the discretion of the Committee to disapprove such use.
Federal Income Tax Consequences
          The tax consequences of the Stock Plan under current federal law are summarized in the following discussion, which deals with the general tax principles applicable to the Stock Plan, and is intended for general information only. In addition, the tax consequences described below are subject to the limitation of OBRA. Under OBRA, which became law in August 1993, income tax deductions of publicly-traded companies may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises and nonqualified benefits paid in 1994 and thereafter) for certain executive officers exceeds $1 million (less the amount of any “excess parachute payments” as defined in section 280G of the Code) in any one year. However, under OBRA, the deduction limit does not apply to qualified “performance-based” compensation established by an independent compensation committee, which is adequately disclosed to, and approved by, stockholders. In particular, stock options and stock appreciation rights will satisfy the performance-based exception if the awards are made by a qualifying compensation committee, the Stock Plan sets the maximum number of shares that can be granted to any particular employee within a specified period, and the compensation is based solely on an increase in the stock price after the grant date (i.e., the option exercise price is equal to or greater than the fair market value of the stock subject to the award on the grant date). The Company believes that it has complied with the requirements of the performance-based compensation exclusion under Section 162(m) of the Code for the Stock Plan, including option pricing requirements and requirements governing the administration of the Stock Plan so that deductibility of compensation paid to senior executives thereunder is not expected to be disallowed. Alternative minimum tax and state and local income taxes are not discussed below, and may vary depending on individual circumstances and from locality to locality.
          Nonqualified Stock Option. For federal income tax purposes, the recipient of NQSOs granted under the Stock Plan will not have taxable income upon the grant of the option, nor will the Company then be entitled to any deduction. Generally, upon exercise of NQSOs, the optionee will realize ordinary income, and the Company will be entitled to a deduction, in an amount equal to the difference between the option exercise price and the fair market value of the stock on the date of exercise. An optionee’s basis for the stock for the purpose of determining his gain or loss on his subsequent disposition of the shares generally will be the fair market value of the stock on the date of exercise of the NQSO.
          Incentive Stock Option. There is no taxable income to an employee when an ISO is granted or when that option is exercised; however, the amount by which the fair market value of the shares at the time of exercise exceeds the option price will be an “item of tax preference” for the optionee. Gain realized by an optionee upon sale of stock issued on exercise of an ISO is taxable at capital gains rates, and no tax deduction is available to the Company, unless the optionee disposes of the shares within two years after the date of grant of the option or within one year of the date the shares were transferred to the optionee. In such event, the difference between the option exercise price and the fair market value of the shares on the date of the option’s exercise will be taxed at ordinary income rates, and the Company will be entitled to a deduction to the extent the employee must recognize ordinary income. An ISO that is exercised more than three months after an optionee’s retirement from employment, other than by reason of death or disability, will be taxed as an NQSO, with the optionee deemed to have received income upon such exercise taxable at ordinary income rates. The Company will be entitled to a tax deduction equal to the ordinary income, if any, realized by the optionee.
          Stock Appreciation Right. No taxable income is realized upon the receipt of a SAR, but upon exercise of the SAR the fair market value of the shares (or cash in lieu of shares) received must be treated as compensation taxable as ordinary income to the recipient in the year of such exercise. The Company will be entitled to a deduction for compensation paid in the same amount that the recipient realized as ordinary income.
          Restricted Stock. Unless an election is made under Section 83(b) of the Code, an employee to whom restricted stock is issued will not have taxable income upon issuance and the Company will not then be entitled to a deduction. However, when restrictions on shares of restricted stock lapse, such that the shares are no longer subject to repurchase by the Company, the employee will realize ordinary income and the Company will be entitled to a deduction in an amount equal to the fair market value of the shares at the date such restrictions lapse, less the purchase price thereof. If an election is made under Section 83(b), the employee will realize ordinary income at the date of issuance equal to the difference between the fair market value of the shares at that date less the purchase price thereof and the Company will be entitled to a deduction in the same amount.
          Restricted Stock Unit. An employee, who has been granted a restricted stock unit award, will not realize taxable income until the employee receives stock or cash pursuant to the award, at which time such employee will realize ordinary income equal to the full fair market value of the shares delivered or the amount of cash paid. At that time, the Company generally will be allowed a corresponding tax deduction equal to the compensation taxable to the employee, subject to any other Code restrictions.
          Performance Stock or Performance Unit. An employee, who has been granted a performance stock or performance unit award, will not realize taxable income until the employee receives stock (or cash) pursuant to the award, at which time such employee will realize ordinary income equal to the full fair market value of the shares delivered. In the event the receipt of performance units is deferred under a Company deferred compensation Stock Plan, the employee will realize ordinary income equal to the full fair market value of the performance units when they are converted into shares and are delivered to an employee. At such time, the Company generally will be allowed a corresponding tax deduction equal to the compensation taxable to the employee, subject to any other Code restrictions.
          Dividend Equivalent. A recipient of a dividend equivalent award will not realize taxable income at the time of grant, and the Company will not be entitled to a deduction at that time. When a dividend equivalent is paid, the participant will recognize ordinary income, and the Company will be entitled to a corresponding deduction.

          Stock Payment. A recipient of a stock payment in lieu of a cash payment that would otherwise have been made generally will be taxed as if the cash payment has been received, and the Company will have a deduction in the same amount.
          Deferred Stock. A recipient of deferred stock generally will not have taxable income upon the issuance of the deferred stock nor will the Company be entitled to a deduction. However, when deferred stock vests and is issued to the recipient, the recipient will realize ordinary income and the Company will be entitled to a deduction in an amount equal to the difference between the fair market value of the shares at the date of issuance over the purchase price, if any, for the deferred stock. Deferred stock may be subject to Section 409A of the Code, and the failure of any award of deferred stock that is subject to Section 409A of the Code to comply with Section 409A of the Code may result taxable income to the recipient upon the grant or vesting of the award. Furthermore, an additional 20% penalty tax may be imposed pursuant to Section 409A of the Code, and, potentially, certain interest penalties may apply. Please see “Section 409A of the Code” in this section for more information.
          Deferred Compensation. Awardees who defer compensation generally will recognize no income, gain or loss for federal income tax purposes when nonqualified stock options or other awards are granted in lieu of amounts otherwise payable, and the Company will not be entitled to a deduction at that time. When and to the extent options are exercised or awards are received, the ordinary rules regarding awards outlined above will apply. When and to the extent stock or cash is received, the ordinary rules outlined above will apply. Such deferred compensation may be subject to the requirements of Section 409A of the Code, as discussed below.
          Section 409A of the Code. Certain awards under the Stock Plan may be considered “nonqualified deferred compensation” subject to Section 409A of the Code, which imposes additional requirements on the payment of deferred compensation. Generally, if at any time during a taxable year a nonqualified deferred compensation plan fails to meet the requirements of Section 409A of the Code, or is not operated in accordance with those requirements, all amounts deferred under the nonqualified deferred compensation plan for the current taxable year and all preceding taxable years, by or for any participant with respect to whom the failure relates, are includible in the gross income of the participant for the taxable year to the extent not subject to a substantial risk of forfeiture and not previously included in gross income. If a deferred amount is required to be included in income under Section 409A of the Code, the amount will be subject to income tax at regular income tax rates plus an additional 20 percent tax, as well as potential premium interest tax.
Reasons for the Amended and Restated Stock Plan
          The Committee and the Board has determined that it is advisable to continue to provide stock-based incentive compensation to the Company’s directors and employees, thereby continuing to align their interests with those of the stockholders, and that awards under the Stock Plan are an effective means of providing such compensation. On February 26, 2010, the Board approved and the Company adopted (subject to stockholder approval) the Stock Plan, as amended and restated, including an increase in the number of shares authorized for issuance and an increase in the number of shares for full-value awards that may be issued. In order to continue to grant stock-based incentive compensation in the future, it is requested to increase the number of shares available for issuance under the Stock Plan. Therefore, the Board recommends that 2.8 million additional shares of common stock be reserved under the Stock Plan for issuance on exercise of options and other awards, and that the Stock Plan be approved as amended and restated.
          Section 162(m) of the Code. Under Section 162(m) of the Code, which became law in August 1993, income tax deductions of publicly-traded companies may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises and nonqualified benefits paid in 1994 and thereafter) for certain executive officers exceeds $1 million (less the amount of any “excess parachute payments” as defined in Section 280G of the Code) in any one year. However, under Section 162(m) of the Code, the deduction limit does not apply to qualified “performance-based” compensation established by an independent compensation committee which is adequately disclosed to, and approved by, stockholders. In particular, stock options and stock appreciation rights will satisfy the performance-based exception if the awards are made by a qualifying compensation committee, the Stock Plan sets the maximum number of shares that can be granted to any particular employee within a specified period, and the compensation is based solely on an increase in the stock price after the grant date (i.e., the option exercise price is equal to or greater than the fair market value of the stock subject to the award on the grant date).
          It is the Company’s policy generally to design the Company’s compensation programs to conform with Section 162(m) of the Code so that total compensation paid to any employee will not exceed $1 million in any one year, except as otherwise approved by the Committee or for compensation payments in excess of $1 million that qualify as “performance-based.” Accordingly, the Board is asking stockholders to approve the Stock Plan, as amended and restated. The Company intends to comply with other requirements of the performance-based compensation exclusion under Section 162(m) of the Code, including option pricing requirements and requirements governing the administration of the Stock Plan, so that, upon stockholder approval of the amended and restated Stock Plan, deductibility of compensation paid to senior executives thereunder is not expected to be disallowed.
The proposed amendments will not affect the Federal income tax consequences associated with the Stock Plan, except as noted above.

THE FOREGOING SUMMARY DESCRIPTION OF THE PROPOSED AMENDED AND RESTATED STOCK PLAN IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE ACTUAL TERMS OF THE STOCK PLAN, WHICH IS ATTACHED TO THIS PROXY STATEMENT AS EXHIBIT D.
Required Vote for Approval and Recommendation of the Board of Directors
          The affirmative vote of a majority of the shares present or represented and entitled to vote at the Annual Meeting is required to approve the Stock Plan, as amended and restated.
Your Board of Directors recommends that you vote FOR approval of this proposal.

GENERAL
Stockholder Proposals
          Stockholder proposals for presentation at the annual meeting scheduled to be held on April [21], 2011, must be received at the Company’s principal executive offices on or before November [19], 2010. The Company’s Bylaws provide that stockholders desiring to nominate persons for election to the Board of Directors or to bring any other business before the stockholders at an annual meeting must notify the Secretary of the Company thereof in writing 90 to 120 days prior to the first anniversary of the preceding year’s annual meeting (or, if the date of the annual meeting is more than 30 days before or more than 70 days after such anniversary date, 90 to 120 days prior to such annual meeting or within 10 days after the public announcement of the date of such meeting is first made by the Company; or, if the number of directors to be elected to the Board of Directors is increased and the Company does not make a public announcement naming all of the nominees for director or specifying the size of the increased Board of Directors at least 100 days prior to the first anniversary of the preceding year’s annual meeting, within 10 days after such public announcement is first made by the Company (with respect to nominees for any newly created positions only)). Such notice must include, among other things, (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14 under the 1934 Act, (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of such business, the text of the proposal or business, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made, and (c) the name and record address, and class and number of shares owned beneficially and of record, of such stockholder and any such beneficial owner.
Annual Report
          The Company’s 2009 Annual Report to Stockholders is being mailed to all stockholders of record.
          ALL STOCKHOLDERS ARE URGED TO VOTE BY TELEPHONE OR ELECTRONICALLY THROUGH THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD, OR TO COMPLETE, SIGN, AND RETURN THE ACCOMPANYING PROXY SOLICITATION/VOTING INSTRUCTION CARD PROMPTLY IN THE ENCLOSED ENVELOPE.
Susan C. Miller
Secretary
Dated: March 19, 2010

EXHIBIT A
AVERY DENNISON CORPORATION
BOARD OF DIRECTORS
INDEPENDENCE STANDARDS
          An independent Director is one who the Board of Directors affirmatively determines has no material relationship with Avery Dennison (directly or as a partner, shareholder or officer of an organization that has a relationship with Avery Dennison). The Board has adopted the following categorical standards to assist it in determining each Director’s independence. In the event that a Director has a business or other relationship that does not fit within the described standards and the Director is determined to be independent, the Board will disclose the basis for its determination in the Company’s annual proxy statements or otherwise at least annually.
A Director will be presumed to be independent if the Director:
1) has not been an employee of Avery Dennison for at least five years, other than in the capacity as a former interim Chairman or interim CEO;
2) has not, during the last three years, been affiliated with or employed by a present or former independent auditor of Avery Dennison or of any affiliate of Avery Dennison;
3) has not, during the last three years, been employed as an executive officer by a company for which an executive officer of Avery Dennison concurrently served as a member of such company’s compensation committee;
4) has no immediate family members (i.e., spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law and anyone (other than domestic employees) who shares the Director’s home) who did not satisfy the foregoing criteria during the last three years; provided, however, that with respect to the employment criteria, such Director’s immediate family member may have (i) been affiliated with or employed by a present or former auditor of Avery Dennison or of any affiliate of Avery Dennison other than, in a professional capacity and (ii) served as an employee but not as an executive officer of Avery Dennison during such period;
5) has not received, and has no immediate family member who has received, during the last three years, more than $100,000 in any year in direct compensation from Avery Dennison (other than in his or her capacity as a member of the Board of Directors, or any committee of the Board or pension or other deferred compensation for prior services, provided that such compensation is not contingent in any way on continued service); provided, however, that compensation to such Director’s immediate family member as a non-executive employee shall not be considered in determining independence;
6) has not been during the last three years an executive officer or an employee, and has no immediate family member who, during the last three years, has been an executive officer of a company that made payments to, or received payments from, Avery Dennison for property or services in any of the last three years in an amount which, in any single fiscal year, exceeds the greater of $1 million, or 2% of such other company’s consolidated gross revenues;
7) has not been, and has no immediate family member who has been, an executive officer of a foundation, university, non-profit trust or other charitable organization, for which Avery Dennison and its respective trusts or foundations, account or accounted for more than 2% or $1 million, whichever is greater, of such charitable organizations’ consolidated gross revenues, in any of the last three years;
8) does not serve, and has no immediate family member who has served, as an executive officer or general partner of an entity that has received an investment from Avery Dennison or any of its subsidiaries, unless such investment is less than $1 million or 2% of such entity’s total invested capital, whichever is greater, in any of the last three years; and
9) is not otherwise disqualified by applicable SEC or NYSE rules, regulations or listing standards.

In addition to the foregoing, a Director will be considered independent for purposes of serving on Avery Dennison’s Audit and Finance Committee only if the Director:
          A) has not accepted, directly or indirectly, any consulting, advisory or other compensatory fee from Avery Dennison or any subsidiary of Avery Dennison, other than in the Director’s capacity as a director or committee member or any pension or other deferred compensation for prior service, provided that such compensation is not contingent in any way on continued service; and
          B) is not an “affiliated person” of Avery Dennison or any subsidiary of Avery Dennison as defined in Rule 10A-3 of the Securities Exchange Act of 1934.

EXHIBIT B
AVERY DENNISON CORPORATION
NON-EMPLOYEE DIRECTOR COMPENSATION SUMMARY FOR 2009

Board members
Annual retainer for non-executive Chairman	$220,000
Annual retainer for other directors	$55,000

Meeting fees (per meeting)	$1,500
Annual stock payment (shares of Company stock)	750
Annual stock option grant (stock options)	2,000
(new directors are granted 5,000 options when they join the Board)

Committee Chairman retainer
Audit Committee	$10,000
Compensation and Executive Personnel Committee	$10,000
Other Committees	$5,000

Committee meeting fees (per meeting)
Chairman	$2,000
Members	$1,500

EXHIBIT C
AVERY DENNISON CORPORATION
STATEMENT OF STOCK OWNERSHIP POLICY
FOR OFFICERS AND DIRECTORS
          Avery Dennison believes that the ownership of Company stock is both a privilege and a responsibility that executive management should be encouraged to exercise. By holding a significant stake in the future of the Company, management demonstrates its commitment to the long-term profitability of the Corporation and better serves the interests of the Company and all of its shareholders.
          It is the policy of the Company that each executive and director shall own and continuously hold a number of Avery Dennison shares or units equal to the lesser of either (a) a fixed number of shares or units, or (b) a number of shares or units with a total value equal to a designated multiple of base salary. Stock ownership guidelines are presented below.

	Stock Ownership Guidelines
	Multiple of Base	Fixed Shares
Position/Levels	Salary	or Units
Chief Executive Officer	5X	95,000
Level 2 [including the other NEOs]	3X	27,000
Level 3 Executives	2X	17,000
Level 4 Executives	1X	4,000
          Non-Employee Directors: number of shares equal to 5 times the annual Board retainer fee divided by the market value of the Company’s stock at year end equals the number of target shares for directors.
          In order to meet the Stock Ownership Guidelines, the following shares or units and related value (three month average stock price) shall be counted towards achieving and maintaining compliance with the guideline:
•	Shares owned outright or in a trust for your benefit (including shares acquired from equity awards or from stock market purchases);
•	Shares or units held in qualified and nonqualified Avery Dennison employee benefit plans; and
•	Unvested restricted stock or restricted stock units that are subject to time-based vesting.
          For purposes of Stock Ownership Guidelines, the following will not be counted as shares owned: unexercised options (whether vested or unvested); and unvested restricted stock, restricted stock units and performance stock units subject to performance-based vesting conditions that have not yet been satisfied.
          Avery Dennison encourages Executives to achieve compliance with their applicable guideline as soon as practical given their individual circumstances, but all Executives are expected to be in compliance within five years from either implementation of this Policy in January 2010 or from the date of hire or promotion. During the five year period, it is expected that the executives will plan and make reasonable/satisfactory progress toward accumulating the required number of shares within the specified time period. The CEO will review the progress of the executives and their status in October of each year in preparation for presenting a report to the Committee each December.

EXHIBIT D
AVERY DENNISON CORPORATION

STOCK OPTION AND INCENTIVE PLAN
Amended and Restated
The purposes of this Stock Option and Incentive Plan (“Plan”) are as follows:
(1) To provide additional incentive for Employees and Directors to further the growth, development and financial success of the Company by personally benefiting through the ownership of Company stock and/or rights, which recognize such growth, development and financial success.
(2) To enable the Company to recruit and retain Employees and Directors considered essential to the long range success of the Company by offering them an opportunity to own stock in the Company and/or rights, which will reflect the growth, development and financial success of the Company.
ARTICLE 1 DEFINITIONS
          Wherever the following terms are used in this Plan they shall have the meaning specified below, unless the context clearly indicates otherwise.
1.1 Award
          “Award” shall mean Deferred Stock, a Dividend Equivalent, Option, Performance Stock, Performance Unit, Restricted Stock, Restricted Stock Unit, Stock Appreciation Right or Stock Payment granted under this Plan.
1.2 Award Agreement
          “Award Agreement” shall mean an agreement setting forth the terms and conditions of an Award.
1.3 Awardee
          “Awardee” shall mean a person who has received an Award under the Plan.
1.4 Beneficiary
          “Beneficiary” shall have the meaning given in Article 11.8.
1.5 Board
          “Board” shall mean the Board of Directors of the Company.
1.6 Cause
          “Cause” shall mean, with respect to any Awardee’s Termination of Service, unless otherwise provided by the Committee or the Company, (i) “Cause” as defined in any Individual Agreement or Award Agreement to which the applicable Awardee is a party, or (ii) if there is no such Individual Agreement or Award Agreement or if it does not define Cause: (A) conviction of the Awardee for committing a felony under federal law or the law of the state in which such action occurred, (B) willful and deliberate failure on the part of the Awardee to perform his employment duties in any material respect, or (C) prior to a Change in Control, such other serious events as shall be determined by the Committee or the Company. Prior to a Change of Control, the Committee or the Company shall, unless otherwise provided in an Individual Agreement with a particular Awardee, have the discretion to determine on a reasonable basis whether “Cause” exists, and its determination shall be final.
1.7 Change in Control
          “Change in Control” has the meanings set forth in Article 9.2.
1.8 CEO
          “CEO” shall mean the Chief Executive Officer of the Company.
1.9 Code
          “Code” shall mean the Internal Revenue Code of 1986, as amended.

1.10 Committee
          “Committee” shall mean committee of the Board designated to administer the Plan as contemplated by Article 10.1.
1.11 Commission
          “Commission” shall mean the Securities and Exchange Commission or any successor agency.
1.12 Common Stock
          “Common Stock” shall mean the common stock of the Company.
1.13 Company
          “Company” shall mean Avery Dennison Corporation or any successor company.
1.14 COO
          “COO” shall mean the Chief Operating Officer of the Company.
1.15 Covered Employee
          “Covered Employee” shall mean an Awardee designated by the Committee in connection with any Award as an individual who is or may be a “covered employee” within the meaning of Section 162(m)(3) of the Code in the year in which an Award is expected to be taxable to such Awardee.
1.16 Deferred Stock
          “Deferred Stock” shall mean a right to receive shares of Common Stock awarded under Article 7.
1.17 Director
          “Director” shall mean a member of the Board who is not an Employee.
1.18 Disability
          “Disability” shall mean, with respect to any Awardee, unless otherwise provided by the Committee, (i) “Disability” as defined in any Individual Agreement or Award Agreement to which the Awardee is a party, or (ii) if there is no such Individual Agreement or it does not define “Disability,” permanent and total disability as defined in Section 22(c)3 of the Code.
1.19 Disaffiliation
          “Disaffiliation” shall mean, with respect to any Subsidiary, the Subsidiary’s ceasing to be a Subsidiary for any reason (including, without limitation, as a result of a public offering, or a spin-off or sale by the Company, of the majority of the stock of the Subsidiary).
1.20 Dividend Equivalent
          “Dividend Equivalent” shall mean a right to receive a number of shares of Common Stock or an amount of cash, determined as provided in Article 8.1 hereof.
1.21 Employee
          “Employee” shall mean any officer or other employee of the Company, or of any corporation, which is then a Subsidiary.
1.22 Expiration Date
          “Expiration Date” shall have the meaning given in Article 4.3.
1.23 Exchange Act
          “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.
1.24 Fair Market Value
          “Fair Market Value” of a share of Common Stock as of a given date shall be (i) the mean between the highest and lowest selling price of a share of Common Stock during normal business hours on the principal exchange on which shares of Common Stock are then trading, if any, on such date, or if shares were not traded on such date, then the mean between the highest and lowest sales on the nearest date before and the nearest date after such valuation date; or (ii) if Common Stock is not traded on an exchange, the mean between the closing representative bid and asked prices for the Common Stock during normal business hours on such date as reported by NYSE or, if NYSE is not then in existence, by its successor quotation system; or (iii) if Common Stock is not publicly traded, the Fair Market Value of a share of Common Stock as established by the Committee acting in good faith.
1.25 Greater Than 10% Stockholder
          “Greater Than 10% Stockholder” shall mean an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company, any Subsidiary or any affiliate corporation (as defined in Section 424(f) of the Code) or parent corporation thereof (as defined in Section 424(e) of the Code).
1.26 Incentive Stock Option
          “Incentive Stock Option” shall mean an Option that both meets the requirements to be an “incentive stock option” under Section 422A of the Code and is designated as an Incentive Stock Option by the Committee.
1.27 including or includes
          “including” or “includes” shall mean including without limitation, or includes, without limitation.
1.28 Individual Agreement
          “Individual Agreement” shall mean an employment, severance or similar agreement between an Awardee and the Company or one of its Subsidiaries.
1.29 Involuntary Termination
          “Involuntary Termination” shall mean Termination of Service other than for Cause, death, Disability, Retirement or voluntary termination by the Awardee.
1.30 Nonqualified Stock Option
          “Nonqualified Stock Option” shall mean an Option that either is not an Incentive Stock Option or is designated as a Nonqualified Stock Option by the Committee or the Company.
1.31 Option
          “Option” shall mean a stock option granted pursuant to this Plan. An Option shall be either a Nonqualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to Directors shall only be Nonqualified Stock Options.
1.32 Optionee
          “Optionee” shall mean an Employee or Director granted an Option under this Plan.
1.33 Performance Goals
          “Performance Goals” shall mean the performance goals established by the Committee or the Company in connection with the grant of Performance Stock, Performance Units, Restricted Stock, Restricted Stock Units, Stock Payments or Deferred Stock. In the case of Qualified Performance-Based Awards, (i) such goals shall be based on the attainment of specified levels of one or more of the following measures: net earnings (either before or after one or more of the following: (a) interest, (b) taxes, (c) depreciation and (d) amortization), EPS, adjusted EPS, price per share of Common Stock, gross sales, net sales, return on sales, net income, net income after tax, adjusted net income, gross income, operating income, gross or net profit or operating margin, return on sales, cash flow from operations, expenses, economic value added, unit volume, market share, return on equity, return on assets or return on net assets, working capital, change in working capital, return on total capital, total stockholder return, productivity, operating efficiency, implementation or completion of critical projects, or regulatory body approval for commercialization of product and (ii) such Performance Goals shall be set by the Committee within the time period prescribed by Section 162(m) of the Code and related regulations.
1.34 Plan
          “Plan” shall mean the Avery Dennison Corporation Stock Option and Incentive Plan, as amended and restated.
1.35 Qualified Performance-Based Award
          “Qualified Performance-Based Award” shall mean an Award of Performance Stock, Performance Unit, Restricted Stock, Restricted Stock Units, Stock Payments or Deferred Stock designated as such by the Committee at the time of grant, based upon a determination that (i) the Awardee is or may be a “covered employee” within the meaning of Section 162(m)(3)

of the Code in the year in which the Company would expect to be able to claim a tax deduction with respect to such Restricted Stock and (ii) the Committee wishes such Award to qualify for the Section 162(m) Exemption. Notwithstanding any other provision of the Plan, no Award shall be considered a Qualified Performance-Based Award unless it is granted subject to or after obtaining stockholder approval satisfying the requirements of Section 162(m)(4)(C)(ii) of the Code and the Department of Treasury Regulations thereunder.
1.36 Performance Stock
          “Performance Stock” shall mean a right to receive Common Stock pursuant to Article 7.
1.37 Performance Unit
          “Performance Unit” shall mean a right to receive Common Stock pursuant to Article 7.
1.38 Restricted Stock
          “Restricted Stock” shall mean Common Stock issued pursuant to Article 7.
1.39 Restricted Stock Unit
          “Restricted Stock Unit” shall mean a right to receive Common Stock pursuant to Article 7.
1.40 Retirement
          “Retirement” shall mean termination from active employment with the Company, or a Subsidiary on or after age 55 with 10 or more years of service, or as otherwise determined by the Committee.
1.41 Rule 16b-3
          “Rule 16b-3” shall mean Rule 16b-3, as promulgated by the Commission under Section 16(b) of the Exchange Act, as amended from time to time.
1.42 Secretary
          “Secretary” shall mean the Secretary of the Company.
1.43 Section 162(m) Exemption
          “Section 162(m) Exemption” shall mean the exemption from the limitation on deductibility imposed by Section 162(m) of the Code that is set forth in Section 162(m)(4)(C) of the Code.
1.44 Section 409A
          “Section 409A” shall mean Section 409A of the Code along with the Department of Treasury Regulations and other interpretive guidance issued thereunder, including, without limitation, any related regulations or other guidance that may be issued.
1.45 Stock Appreciation Right
          “Stock Appreciation Right” shall mean a stock appreciation right granted under Article 6.
1.46 Stock Payment
          “Stock Payment” shall mean (a) a payment in the form of shares of Common Stock, or (b) an option or other right to purchase shares of Common Stock, as part of a bonus, deferred compensation or other arrangement, awarded under Article 7.
1.47 Subsidiary
          “Subsidiary” shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 33% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain, as well as partnerships and limited liability companies, in which the Company holds a 33% or more interest.
1.48 Termination of Service
          “Termination of Service” of (a) an Employee shall mean the termination of the employee-employer relationship between the Employee and the Company or a Subsidiary for any reason, including a termination by resignation, discharge, death, Disability or Retirement; but excluding (i) terminations where there is a simultaneous reemployment or continuing employment by the Company or a Subsidiary and (ii) temporary absences from employment because of illness, vacation or leave of absence and transfers among the Company and Subsidiaries, and (b) a Director shall mean the termination of service between the Director and the Company for any reason, including a termination by resignation, failure to be elected, discharge, death, Disability or Retirement; but excluding (i) terminations where there is a simultaneous commencement of or continuing service by the Company and (ii) temporary absences from service because of illness, vacation or leave of absence. In addition, an Employee employed by a Subsidiary shall be deemed to incur a Termination of Service upon a Disaffiliation of that Subsidiary, unless the Employee immediately thereafter becomes or remains an Employee of the Company or one of its continuing Subsidiaries. The Committee or the Company shall determine the effect of all other matters and questions relating to Termination of Service; provided, however, that, with respect to Incentive Stock Options, unless the Committee otherwise provides in the terms of the Award Agreement or otherwise, a leave of absence, change in status from an Employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Service of an Employee only if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section.
1.49 Gender and Number
          “Gender and Number” wherever the masculine gender is used it shall include the feminine and neuter, and wherever a singular pronoun is used it shall include the plural, unless the context clearly indicates otherwise.
ARTICLE 2 SHARES SUBJECT TO PLAN
2.1 Shares Subject to Plan
          As of December 31, 2009, there were approximately 3,348,000 shares available for future Awards under the Plan. As of the Effective Date, as defined in Article 11.13 below and subject to stockholder approval, the aggregate number of shares deliverable pursuant to Awards shall be increased by 2,800,000 for a total of approximately 6,148,000 shares. Shares of Common Stock issued under the Plan may be authorized and unissued shares, previously outstanding shares held as treasury shares, or treasury shares that have been transferred to and held in a grantor trust of the Company.
2.2 Unexercised Options and Other Rights
          If any Option, or other right to acquire shares of Common Stock under any other Award expires or is cancelled or forfeited without having been fully exercised or issued, the number of shares subject to such Option or other Award, but as to which such Option or other Award was not exercised or issued prior to its expiration, cancellation, or forfeiture may again be optioned, granted or awarded hereunder, subject to the limitations of Article 2.1.
ARTICLE 3 GRANTING OF OPTIONS
3.1 Eligibility
          Options may be granted to Employees and Directors of the Company or of a Subsidiary.
3.2 Granting of Options
The Committee shall from time to time, in its discretion:
(i)	Select the Employees and Directors who will be granted Options;

(ii)	Determine the number of shares to be subject to such Options or Stock Appreciation Rights granted to the selected Employees; provided, however, that no Employee shall be granted Options or Stock Appreciation Rights covering in excess of an aggregate of 600,000 shares and rights during any calendar year; and

(iii)	Determine the terms and conditions of such Options, consistent with this Plan (including whether they are Incentive Stock Options or Nonqualified Stock Options).
ARTICLE 4 TERMS OF OPTIONS
4.1 Option Agreement
Each Option and the terms and conditions thereof shall be evidenced by an Award Agreement, which shall be executed by the Optionee and an authorized officer of the Company. Upon grant of an Option, the Committee or the Company shall instruct the Secretary to issue an Award Agreement evidencing such Option, and to deliver such Award

Agreement to the Optionee. Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.
4.2 Option Price
          The exercise price per share of the shares of Common Stock subject to each Option shall be not less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted (or, as to Incentive Stock Options, on the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code). Once Options are granted, they may not be repriced, and this Article 4.2 may not be amended without the consent of the stockholders. In addition, in the case of Incentive Stock Options granted to a Greater Than 10% Stockholder, such price shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code).
4.3 Option Term
          The term of an Option shall be set by the Committee in its discretion; provided that the term shall not exceed 10 years or five (5) years from the date an Incentive Stock Option is granted to a Greater Than 10% Stockholder. The last day of the term of the Option shall be the Option’s “Expiration Date.”
4.4 Option Vesting
          (a) The period during which the right to exercise an Option in whole or in part vests in the Optionee shall be set by the Committee (and Option vesting shall be set forth in Award Agreements), and the Committee may determine that an Option may not be exercised in whole or in part for a specified period after it is granted. At any time after the grant of an Option, the Committee may, in its sole discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option vests or extend the period during which it may be exercised (but not beyond the Expiration Date thereof).
          (b) No portion of an Option which is unexercisable at Termination of Service shall thereafter become exercisable.
4.5 Exercise of Options after Termination of Service
          (a) Termination by Death. Unless otherwise determined by the Committee, if an Optionee has a Termination of Service by reason of the Optionee’s death, any Option held by such Optionee may thereafter be exercised by the Optionee’s Beneficiaries, to the extent then exercisable, or on such accelerated basis as the Committee may determine, for a period of 12 months (or such other period as the Committee may specify in the applicable Award Agreement) from the date of such death or until the Expiration Date thereof, whichever period is the shorter.
          (b) Termination by Reason of Disability. Unless otherwise determined by the Committee, if an Optionee has a Termination of Service by reason of the Optionee’s Disability, any Option held by such Optionee may thereafter be exercised by the Optionee, to the extent it was exercisable immediately before the Termination of Service, or on such accelerated basis as the Committee may determine, for a period of three years (or such shorter period as the Committee may specify in the applicable Award Agreement) from the date of such Termination of Service or until the Expiration Date thereof, whichever period is the shorter; provided, however, that if the Optionee dies within such period, any unexercised Stock Option held by such Optionee shall, notwithstanding the expiration of such period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of 12 months from the date of such death or until the Expiration Date thereof, whichever period is the shorter.
          (c) Termination by Reason of Retirement. Unless otherwise determined by the Committee in an Award Agreement, if an Optionee has a Termination of Service by reason of the Optionee’s Retirement, any Option held by such Optionee may thereafter be exercised by the Optionee, to the extent it was exercisable at the time of such Retirement, or on such accelerated basis as the Committee may determine, as follows: (i) if the Optionee has been before such Retirement, a Level 1 officer, for the period ending on the Expiration Date of such Option; (ii) if the Optionee has been before such Retirement, a Director or a Level 2 through Level 4 officer, for the period ending on the earlier of the fifth anniversary of such Retirement or the Expiration Date of such Option; and (iii) in all other cases, for a period ending on the earlier of the third anniversary of such Retirement or the Expiration Date of such Option.
          (d) Other Termination. Unless otherwise determined by the Committee: (i) if an Optionee incurs a Termination of Service for Cause, all Options held by such Optionee shall thereupon terminate; and (ii) if an Optionee incurs a Termination of Service for any reason, other than death, Disability, Retirement or for Cause, any Stock Option held by such Optionee, to the extent then exercisable, or on such accelerated basis as the Committee may determine, may be exercised for the lesser of

6 months from the date of such Termination of Service or until the Expiration Date of such Stock Option; provided, however, that if the Optionee dies within such period, any unexercised Stock Option held by such Optionee shall, notwithstanding the expiration of such period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of 12 months from the date of such death or until the Expiration Date of such Stock Option, whichever period is the shorter.
          (e) Transferability of Stock Options. No Option shall be transferable by the Optionee other than (i) by designation of a Beneficiary, by will or by the laws of descent and distribution, or (ii) as otherwise expressly permitted under the applicable Award Agreement including, if so permitted, pursuant to a gift to such Optionee’s family, whether directly or indirectly or by means of a trust or partnership or otherwise. All Options shall be exercisable, subject to the terms of this Plan, only by the Optionee, by the guardian or legal representative of the Optionee if the Optionee is incapacitated, by the Optionee’s Beneficiaries, legal representative or heirs after the Optionee’s death, or any person to whom such option is transferred pursuant to clause (ii) of the preceding sentence.
          (f) Cashing Out of Stock Option. On receipt of written notice of exercise, the Committee or the Company may elect to cash out all or part of the portion of the shares of Common Stock for which an Option is being exercised by paying the Optionee an amount, in cash or Common Stock, equal to the excess of the Fair Market Value of the Common Stock over the option price times the number of shares of Common Stock for which the Option is being exercised on the effective date of such cash-out.
          (g) Qualification of Incentive Stock Options. No Incentive Stock Option shall be granted to any person who is not an Employee of the Company or any “subsidiary corporation” of the Company (as defined in Section 424(f) of the Code). No person who qualifies as a Greater Than 10% Stockholder may be granted an Incentive Stock Option unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code. Any Incentive Stock Option granted under the Plan may be modified by the Committee, with the consent of the Optionee, to disqualify such Option from treatment as an “incentive stock option” under Section 422 of the Code. To the extent that the aggregate fair market value of stock with respect to which “incentive stock options” (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by an Optionee during any calendar year under the Plan, and all other plans of the Company and any affiliate or parent corporation thereof (each as defined in Section 424(f) and (e) of the Code, respectively), exceeds $100,000, the Options shall be treated as Nonqualified Stock Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options and other “incentive stock options” into account in the order in which they were granted and the Fair Market Value of stock shall be determined as of the time the respective options were granted.
ARTICLE 5 EXERCISE OF OPTIONS
5.1 Partial Exercise
          An Option may be exercised in whole or in part at any time after it has become vested and exercisable and before its Expiration Date, subject to Article 4. However, an Option shall not be exercisable with respect to fractional shares and the Committee or the Company may impose a minimum number of shares for which a partial exercise will be permitted.
5.2 Manner of Exercise
          All or a portion of an exercisable Option may be exercised upon delivery to the Secretary of all of the following:
          (a) A written notice complying with the applicable rules established by the Committee or the Company, stating that the Option, or a portion thereof, is being exercised, and signed by the Optionee or other person then entitled to exercise the Option or such portion or an appropriate notice from the Optionee’s stock broker, (provided that, in the event of a disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option which occurs within (i) two years from the date of granting (including the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) such Option to such Optionee, or (ii) one year after the transfer of such shares to such Optionee, the Optionee shall also give the Company prompt written or electronic notice of such disposition);
          (b) Such representations and documents as the Committee, in its sole discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act of 1933, as amended, and any other federal, state or foreign securities laws or regulations, the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded or any other applicable law. The Committee may, in its sole discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

          (c) Full payment for the shares and taxes described in Article 11.7 with respect to which the Option, or portion thereof, is exercised in whole or in part by (i) cash; (ii) certified or bank check or such other instrument as the Company may accept; (iii) delivery (either by surrender of the shares or by attestation) of shares unrestricted Common Stock already owned by the Optionee of the same class as the Common Stock subject to the Stock Option (based on the Fair Market Value of the Common Stock on the date the Stock Option is exercised); provided, however, that such already-owned shares either were acquired by the Optionee in an open-market transaction or have been held by the Optionee for at least six months at the time of exercise; (iv) if permitted by the Committee or the Company, the surrender of shares of Common Stock then issuable upon exercise of the Option; or (v) if permitted by the Committee, by delivering a properly executed exercise notice to the Company, together with a copy of irrevocable instructions to a stock broker acceptable to the Company to deliver promptly to the Company the amount of sale or loan proceeds necessary to pay the option price, and, if requested, by the amount of any federal, state, local or foreign withholding taxes; and
          (d) In the event that the Option shall be exercised by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option.
ARTICLE 6 STOCK APPRECIATION RIGHTS
6.1 Grant and Exercise
          (a) Stock Appreciation Rights may be granted in conjunction with all or part of any Option granted under the Plan, either at or after the time of grant of such Option. A Stock Appreciation Right shall terminate and no longer be exercisable upon the termination or exercise of the related Option.
          (b) A Stock Appreciation Right may be exercised by an Optionee in accordance with Article 6.2(b) by surrendering the applicable portion of the related Option in accordance with procedures established by the Committee or the Company. Upon such exercise and surrender, the Optionee shall be entitled to receive an amount determined in the manner prescribed in Article 6.2(b). Options that have been so surrendered shall no longer be exercisable to the extent the related Stock Appreciation Rights have been exercised.
6.2 Terms and Conditions
          Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined by the Committee, including the following:
          (a) Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Options to which they relate are exercisable in accordance with the provisions of the Plan.
          (b) Upon the exercise of a Stock Appreciation Right, an Optionee shall be entitled to receive an amount in cash, shares of Common Stock or both, in value equal to the excess of the Fair Market Value of one share of Common Stock over the option price per share specified in the related Option multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised, with the Committee or the Company having the right to determine the form of payment. To the extent that a Stock Appreciation Right is exercised and settled in Common Stock, the number of shares available for future Awards under the Plan shall be reduced by the number of Stock Appreciation Rights that are exercised (and not the number of shares actually issued upon settlement of the Award).
          (c) Stock Appreciation Rights shall be transferable only to permitted transferees of the underlying Option in accordance with the provisions of the Plan.
ARTICLE 7 RESTRICTED STOCK, RESTRICTED STOCK UNITS, PERFORMANCE STOCK AND PERFORMANCE UNITS, STOCK PAYMENTS AND DEFERRED STOCK
7.1 Administration
          Shares of Restricted Stock, Stock Payments and Deferred Stock and Awards of Restricted Stock Units, Performance Stock or Performance Units may be awarded either alone or in addition to other Awards granted under the Plan. The Committee or the Company shall determine the Directors and Employees to whom and the time or times at which grants of Restricted Stock, Restricted Stock Units, Performance Stock, Performance Units, Stock Payments and/or Deferred Stock will be awarded, the number of shares to be awarded to any Awardee, the conditions for vesting, the time or times within which such Awards may be subject to forfeiture and any other terms and conditions of the Awards, in addition to those contained in

Article 7.3. The total number of shares of (i) Restricted Stock, any Stock Payments and Deferred Stock and (ii) the total number of shares represented by Restricted Stock Units, Performance Stock, Performance Units and Dividend Equivalents granted under the Plan shall not exceed 4 million.
7.2 Awards and Certificates
          (a) Shares of Restricted Stock, Stock Payments and Deferred Stock shall be evidenced in such manner, as the Committee or the Company may deem appropriate, including book-entry registration or issuance of one or more stock certificates. Any certificate issued in respect of shares of Restricted Stock, shares underlying any Stock Payments and shares of Deferred Stock shall be registered in the name of such Awardee and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:
“The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Avery Dennison Corporation Employee Stock Option and Incentive Plan and an Award Agreement. Copies of such Plan and Agreement are on file at the offices of Avery Dennison Corporation, 150 North Orange Grove Boulevard, Pasadena, California 91103.”
          The Committee or the Company may require that the certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed and that, as a condition of any Award of Restricted Stock, Stock Payments and Deferred Stock, the Awardee shall have delivered a stock power, endorsed in blank, relating to the Common Stock covered by such Award.
          (b) Restricted Stock Units, Performance Stock and Performance Units shall represent the right, subject to the terms and conditions of the Award, to receive, at a specified time or times, either a specified number of shares of Common Stock, or a cash payment equal to the Fair Market Value of a specified number of shares of Common Stock, as the Committee or the Company shall determine.
7.3 Terms and Conditions
          The terms and conditions of an Award of Restricted Stock or Restricted Stock Units, Performance Stock or Performance Units, Stock Payments or Deferred Stock as established by the Committee or the Company shall be set forth in an Award Agreement, including the following:
          (a) The Committee may, in connection with the grant, designate an Award of Restricted Stock, Restricted Stock Units, Performance Stock, Performance Units, Stock Payments or Deferred Stock as a Qualified Performance-Based Award, in which event it shall condition the grant or vesting, as applicable, of such Award upon the attainment of Performance Goals. If the Committee does not designate an Award of Restricted Stock, Restricted Stock Units, Performance Stock, Performance Units, Stock Payments or Deferred Stock as a Qualified Performance-Based Award, it may also condition the grant or vesting thereof upon the attainment of Performance Goals. Regardless of whether an Award of Restricted Stock, Restricted Stock Units, Performance Stock, Performance Units, Stock Payments or Deferred Stock is a Qualified Performance-Based Award, the Committee may also condition the grant or vesting thereof upon the continued service of the Awardee. The conditions for grant or vesting and the other provisions of Awards of Restricted Stock, Restricted Stock Units, Performance Stock, Performance Units, Stock Payments or Deferred Stock (including any applicable Performance Goals) need not be the same with respect to each Awardee. The Committee may at any time, in its sole discretion, accelerate or waive, in whole or in part, any of the foregoing restrictions; provided, however, that in the case of an Award that is a Qualified Performance-Based Award, the applicable Performance Goals have been satisfied. The total number of shares represented by Qualified Performance Based Award granted under the Plan shall not exceed 4 million.
          (b) Subject to the provisions of the Plan and the applicable Award Agreement, during the period, if any, set by the Committee, commencing with the date of such Award for which such Awardee’s continued service is required (the “Restriction Period”), and until the later of (i) the expiration of the Restriction Period and (ii) the date the applicable Performance Goals (if any) are satisfied, the Awardee shall not be permitted to sell, assign, transfer, pledge or otherwise encumber shares of Restricted Stock, shares underlying any Stock Payment or shares of Deferred Stock or an Award of Restricted Stock Units, Performance Stock or Performance Units; provided, however, that, if so permitted under the applicable Award Agreement, the rights to receive shares of Common Stock pursuant to an Award of Restricted Stock Units may be transferred pursuant to a gift to such Awardee’s family, whether directly or indirectly or by means of a trust or partnership or otherwise.
          (c) Except as provided in this paragraph (c) and Articles 7.3(a) and 7.3(b) and the applicable Award Agreement, the Awardee shall have, with respect to shares of Restricted Stock or shares underlying any Stock Payment (but not

Restricted Stock Units), all of the rights of a stockholder of the Company holding the class or series of Common Stock that is the subject of the Restricted Stock or any Stock Payment, including, if applicable, the right to vote the shares and the right to receive any cash dividends. Unless otherwise determined by the Committee and subject to Section 11.3(e) and the next sentence, (A) cash dividends on the class or series of Common Stock that are the subject of the Award of Restricted Stock or Restricted Stock Units, the subject of any Stock Payment or the subject of any Deferred Stock, shall be automatically deferred and reinvested in additional Restricted Stock, Restricted Stock Units, Stock Payments or Deferred Stock, as applicable, held subject to the vesting of the underlying Award, and (B) dividends payable in Common Stock shall be paid in the form of additional Restricted Stock, Restricted Stock Units, Stock Payments or Deferred Stock, as applicable, held subject to the vesting of the underlying Award. Notwithstanding the foregoing or any provision of an Award Agreement, reinvestment of dividends in additional Restricted Stock, Restricted Stock Units, Stock Payments or Deferred Stock shall only be permissible if sufficient shares of Common Stock are available under the Plan for such reinvestment (taking into account then outstanding Awards).
          (d) Except to the extent otherwise provided in the applicable Award Agreement and Articles 7.3(a), 7.3(b), 7.3(e) and 9.1(b), upon an Awardee’s Termination of Service for any reason during the Restriction Period or before the applicable Performance Goals are satisfied, all shares of Restricted Stock, shares underlying any Stock Payments and shares of Deferred Stock and all Restricted Stock Units, Performance Stock and Performance Units still subject to restriction shall be forfeited by the Awardee.
          (e) Except to the extent otherwise provided in Article 9.1(b), in the event an of an Awardee’s Retirement or Termination of Service other than for Cause, the Committee shall have the discretion to waive, in whole or in part, any or all remaining restrictions (other than, in the case of Restricted Stock with respect to which an Awardee is a Covered Employee, satisfaction of the applicable Performance Goals unless the Termination of Service was by reason of the Awardee’s death, Disability or Involuntary Termination) with respect to any or all of such Awardee’s shares of Restricted Stock, Restricted Stock Units, Performance Stock, Performance Units, shares underlying any Stock Payments and shares of Deferred Stock.
          (f) If and when any applicable Performance Goals are satisfied and the Restriction Period expires without a prior forfeiture of the Restricted Stock, unlegended certificates for such shares shall be delivered to the Awardee upon surrender of the legended certificates.
ARTICLE 8 DIVIDEND EQUIVALENTS
8.1 Dividend Equivalents
          Dividend Equivalents may be granted under this Plan in conjunction with other Awards, except Options and Stock Appreciation Rights. Dividend Equivalents shall represent the right to receive cash payments, shares of Common Stock, or a combination thereof, having a value equal to the dividends declared on Common Stock during a specified period, and subject to such other terms and conditions as the Committee shall determine.
ARTICLE 9 CHANGE IN CONTROL PROVISIONS
9.1 Impact of Event
          Notwithstanding any other provision of the Plan to the contrary, in the event of a Change in Control:
          (a) Any Options and Stock Appreciation Rights outstanding as of the date such Change in Control is determined to have occurred, and which are not then exercisable and vested, shall become fully exercisable and vested, and shall remain exercisable until their Expiration Date notwithstanding any Termination of Service of the relevant Optionee other than a Termination of Service for Cause.
          (b) The restrictions and deferral limitations applicable to any Restricted Stock, Restricted Stock Units, Performance Stock, Performance Units, Dividend Equivalents, Stock Payments or Deferred Stock shall lapse, and such Restricted Stock, Restricted Stock Units, Performance Stock, Performance Units, Dividend Equivalents, Stock Payments or Deferred Stock shall become free of all restrictions and become fully vested and transferable at the target amount.
          (c) Any restrictions or deferral or forfeiture limitations applicable to any Dividend Equivalents shall lapse.
9.2 Definition of Change in Control
          For purposes of the Plan,

          “Change of Control” shall mean “a change in the ownership or effective control,” or in “the ownership of a substantial portion of the assets of” the Company, within the meaning of Section 409A, and shall include any of the following events as such concepts are interpreted under Section 409A:
          (a) the date on which a majority of members of the Board is replaced during any twelve-month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board before the date of the appointment or election; or
          (b) the acquisition, by any one Person, or by Persons acting as a group, or by a corporation owned by a group of Persons that has entered into a merger, acquisition, consolidation, purchase, stock acquisition, asset acquisition, or similar business transaction with the Company, of:
(i)	ownership of stock of the Company, that, together with any stock previously held by such Person or group, constitutes more than fifty percent (50%) of either (i) the total fair market value or (ii) the total voting power of the stock of the Company;

(ii)	ownership of stock of the Company possessing thirty percent (30%) or more of the total voting power of the Company, during the twelve-month period ending on the date of such acquisition; or

(iii)	assets from the Company that have a total gross fair market value equal to or more than forty percent (40%) of the total gross fair market value of all of the assets of the Company during the twelve-month period ending on the date of such acquisition; provided, however, that any transfer of assets to a related person as defined under Section 409A shall not constitute a Change of Control.
ARTICLE 10 ADMINISTRATION
10.1 Committee
          The Plan shall be administered by the Compensation and Executive Personnel Committee of the Board or such other committee of the Board, as may from time to time be selected by the Board.
10.2 Powers of Committee
          (a) The Committee shall have the authority to conduct the general administration of this Plan in accordance with its provisions. The Committee shall have the power to make Awards and set the terms and conditions for such Awards (including the option price, any vesting condition, restriction or limitation (which may be related to the performance of the Awardee, the Company or any Subsidiary) and any vesting acceleration or forfeiture waiver regarding any Award and the shares of Common Stock relating thereto, based on such factors as the Committee shall determine; to modify, amend or adjust the terms and conditions of any Award, at any time or from time to time, including Performance Goals; provided, however, that the Committee may not adjust upwards the amount payable with respect to a Qualified Performance-Based Award or waive or alter the Performance Goals associated therewith except as specifically permitted by the Plan; to determine to what extent and under what circumstances Common Stock and other amounts payable with respect to an Award shall be deferred; and to determine under what circumstances an Award may be settled in cash or Common Stock under Articles 4, 6, 7, 8 and 9, as applicable. The Committee shall have the power to interpret this Plan and the Awards made hereunder, to adopt such rules and procedures for the administration, interpretation, and application of this Plan as are consistent therewith, and to interpret, amend or revoke any such rules and procedures. Any Award under this Plan need not be the same with respect to each Awardee.
          (b) Any determination made by the Committee or pursuant to delegated authority pursuant to the provisions of the Plan with respect to any Award shall be made in the sole discretion of the Committee or such delegate at the time of the grant of the Award or, unless in contravention of any express term of the Plan, at any time thereafter. All decisions made by the Committee or any appropriately delegated officer pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company, Awardees and Beneficiaries.
10.3 Action by Committee
          (a) The Committee shall act by a majority of its members in office. The Committee may act either by vote at a meeting, or by a memorandum, minutes or other written instrument signed by the Chairman of the Committee or by a majority of the Committee. The Committee may delegate to (i) the CEO the authority to make decisions pursuant to, and interpretations of, the Plan (provided that no such delegation may be made that would cause Awards or other transactions under the Plan to cease to be exempt from Section 16(b) of the Exchange Act or cause Qualified Performance-Based Awards to fail to qualify for the Section 162(m) exemption), and the authority to grant Awards and establish terms and conditions related to such Awards to any Employee, who is not an “officer” of the Company (within the meaning of Rule 16a-1(f) promulgated under the Exchange Act, as amended), subject to any limitations the Committee may impose, and (ii) the CEO or Secretary, or both, any or all of the administrative and interpretive duties and authority of the Committee under the Plan. Based on such delegation of authority from the Committee, the CEO may request Company representatives to take actions related to the granting of Awards and to other Plan matters.
          (b) Any authority granted to the Committee under this Plan may also be exercised by the full Board, except to the extent that the grant or exercise of such authority would cause any Award designated as a Qualified Performance-Based Award not to qualify for, or to cease to qualify for, the Section 162(m) Exemption. To the extent that any permitted action taken by the Board conflicts with action taken by the Committee, the Board action shall control.
10.4 Compensation; Professional Assistance; Good Faith Actions
          Expenses and liabilities that members of the Committee incur in connection with the administration of this Plan shall be borne by the Company. The Committee may employ attorneys, consultants, accountants, appraisers, brokers, or other persons. The Committee, the Company, and its officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all Awardees and Beneficiaries, the Company, and all other interested persons. No members of the Committee shall be personally liable for any action, determination, or interpretation made in good faith with respect to this Plan or any Award, and all members of the Committee shall be fully protected by the Company in respect of any such action, determination or interpretation.
ARTICLE 11 MISCELLANEOUS PROVISIONS
11.1 Not Transferable
          Except as specifically provided in the Plan with respect to Options, Stock Appreciation Rights and Restricted Stock Units, as provided in Article 11.8 regarding designation of Beneficiaries, and as may be otherwise provided in the applicable Award Agreement: (i) Awards may not be sold, pledged, assigned, or transferred in any manner other than by will or the laws of descent and distribution; (ii) no Award or interest or right therein shall be subject to the debts, contracts or engagements of the Awardee or his Beneficiaries and successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy); and (iii) any attempted disposition of an Award shall be null and void and of no effect.
11.2 Unfunded Status of Plan
          It is presently intended that the Plan constitutes an “unfunded” plan for incentive and deferred compensation. The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or make payments; provided that, unless the Committee otherwise determines, the existence of such trusts or other arrangements is consistent with the “unfunded” status of the Plan.
11.3 General Provisions
          (a) The Committee or the Company may require each person purchasing or receiving shares of Common Stock pursuant to an Award, as a condition to delivery of such shares, to represent to and agree with the Company in writing that such person is acquiring the shares without a view to the distribution thereof and to provide such other representations and such documents as the Committee or the Company deems necessary or appropriate to effect compliance with all applicable laws. Such shares may be delivered by book entry or in certificate form, with such legends or other notations as the Committee or the Company deems appropriate to reflect any restrictions on transfer.
          (b) Notwithstanding any other provision of the Plan or any Award Agreement, the Company shall not be required to issue or deliver any shares of Common Stock under the Plan prior to fulfillment of all of the following conditions:
(i)	Listing or approval for listing upon notice of issuance of such shares on the New York Stock Exchange, or such other securities exchange as may at the time be the principal market for the Common Stock;

(ii)	Any registration or other qualification of such shares of the Company under any state or federal law or regulation, or the maintaining in effect of any such registration or other qualification that the Committee or the Company deems necessary or advisable;

(iii)	Obtaining any other consent, approval, or permit from any state or federal governmental agency that the Committee or the Company determines to be necessary or advisable;

(iv)	The lapse of such reasonable period of time following the exercise of an Option or Stock Appreciation Right or the vesting or other event that results in the settlement of an Award, as the Committee or the Company may establish from time to time for reasons of administrative convenience; and

(v)	The receipt by the Company of full payment (if any) for such shares and the satisfaction of any tax withholding obligations relating thereto.
          An Awardee shall not be, nor have any of the rights or privileges of, a stockholder of the Company in respect of any shares of Common Stock that may become deliverable pursuant to an Award unless and until such shares have been delivered to the Awardee.
          (c) In the event an Award is granted to an Employee who is employed outside the United States and who is not compensated from a payroll maintained in the United States, the Committee or the Company may modify the provisions of the Plan as they pertain to such Award or Awardee to comply with applicable foreign law, and/or related regulations or requirements.
          (d) Subject to Section 11.3(e) and Annex A to the Plan, the Committee or the Company may (but need not) establish rules or terms and conditions in an applicable Award Agreement, under which Awardees may be permitted to elect to defer receipt of cash or shares in settlement of Restricted Stock Units, Performance Stock and Performance Units for a specified period or until a specified event, either under an existing plan of the Company or otherwise.
          (e) The Plan, in form and operation, is intended to comply with Section 409A of the Code. To the extent that the terms of the Plan are inconsistent with Section 409A, then the terms of the Plan will be automatically deemed to be amended and construed so as to be in compliance. The Committee or the Company may make any amendments to the Plan or to any outstanding Awards in order to comply with the requirements of Section 409A. To the extent that the Committee determines that any Award granted under the Plan is subject to Section 409A of the Code (a “Section 409A Award”), the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A of the Code, including, without limitation, the terms set forth on Annex A hereto.
11.4 Amendment, Suspension, or Termination of this Plan
          The Board may amend, suspend or terminate the Plan at any time prior to a Change of Control, but no such amendment, suspension or termination shall impair the rights of Awardees under Awards previously granted without the Awardee’s consent, and provided further that no material amendments will be made to the terms of the Plan without the approval of the Company’s stockholders.
          The Committee may amend the terms of any Award after it is granted, prospectively or retroactively, but no such amendment shall increase the limits imposed in Section 2.1 on the maximum number of shares which may be issued under the Plan, reprice an option, cause a Qualified Performance-Based Award to cease to qualify for the Section 162(m) Exemption or impair the rights of the Awardee without the Awardee’s consent.
11.5 Adjustments upon Changes in Common Stock
          In the event of an equity restructuring involving a nonreciprocal transaction between the Company and its stockholders, such as a stock dividend, stock split, reverse stock split, share combination, recapitalization, merger, consolidation, acquisition of property or shares, separation, spin-off, reorganization, stock rights offering, liquidation, Disaffiliation of a Subsidiary or similar event that affects the number or kind of shares of Common Stock (or other securities of the Company) or the share price of Common Stock (or other securities) and causes a change in the per share value of the Common Stock underlying outstanding Awards, the Committee or the Company shall make appropriate and equitable adjustments to the following:
          (a) the aggregate number of shares of Common Stock available under Article 2 and Article 7, and the limits on grants of Options under Article 3, grants of Stock Appreciation Rights under Article 6, and grants of Qualifying Performance-Based Awards under Articles 7 and 8;
          (b) the number of shares of Common Stock covered by outstanding Awards;

          (c) the option price of outstanding Options, and
          (d) appropriate and equitable adjustments to other outstanding Awards.
          Such adjustments may include, without limitation, (i) the cancellation of outstanding Awards in exchange for payments of cash, property or a combination thereof having an aggregate value equal to the value of such Awards, as determined by the Committee or the Company, (ii) the substitution of other property (including, without limitation, other securities) for the Stock covered by outstanding Awards, and (iii) in connection with any Disaffiliation of a Subsidiary, arranging for the assumption, or replacement with new awards, of Awards held by Awardees employed by the affected Subsidiary by the Subsidiary or an entity that controls the Subsidiary following the Disaffiliation.
11.6 Approval of Plan by Stockholders
          This Plan, as amended and restated, was approved by the Committee on February 25, 2010 and was ratified by the Board on February 26, 2010, and will be submitted for the approval by the Company’s stockholders at the annual meeting of stockholders on April 22, 2010.
11.7 Tax Withholding
          No later than the date as of which an amount first becomes includible in the gross income of an Awardee for federal income tax purposes with respect to any Award under the Plan, such an Awardee shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Company, withholding obligations may be settled with Common Stock, including Common Stock that is part of the Award that gives rise to the withholding requirement; provided, however, that not more than the legally required minimum withholding may be settled with Common Stock. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to such an Awardee. The Committee may establish such procedures as it deems appropriate, including making irrevocable elections, for the settlement of withholding obligations with Common Stock.
11.8 Beneficiaries
          The Committee or the Company shall establish such procedures as it deems appropriate for Awardees to designate one or more persons (each, a “Beneficiary”) to whom any amounts payable under this Plan in the event of the applicable Awardee’s death are to be paid and/or by whom any rights of the applicable Awardee’s, after the Awardee’s death, may be exercised. Designation, revocation and redesignation of Beneficiaries must be made in writing in accordance with procedures established by the Committee or the Company, and shall be effective upon delivery to the Committee or the Company.
11.9 Effect of Plan
          The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in this Plan shall be construed to limit the right of the Company (a) to establish any other forms of incentives or compensation for employees of the Company or any Subsidiary, or (b) to grant or assume options or other rights otherwise than under this Plan in connection with any proper corporate purpose, including the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association. Nothing in this Plan or in any Award Agreement shall confer upon any Awardee any right to continue in the employ of the Company or any Subsidiary or interfere with or restrict in any way the rights of the Company and the Subsidiaries, which are hereby expressly reserved, to discharge any Awardee at any time for any reason whatsoever, with or without Cause.
11.10 Titles
          Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Plan.
11.11 Governing Law
          This Plan and any Award Agreements hereunder shall be administered, interpreted and enforced under the laws of the State of Delaware, without reference to the principle of conflict of laws.

11.12 Effective Date
          This Plan, as amended and restated, shall be effective as of April 22, 2010, subject to the approval of stockholders of the Company as contemplated by Article 11.6. This Plan was previously approved by stockholders on April 24, 2008.
Annex A to the
Stock Option and Incentive Plan
1.	Distributions under a Section 409A Award.
a.	Subject to subsection (b), any shares of Common Stock or other property or amounts to be paid or distributed upon the grant, issuance, vesting, exercise or payment of a Section 409A Award shall be distributed in accordance with the requirements of Section 409A(a)(2) of the Code, and shall not be distributed earlier than:
i.	the Awardee’s separation from service, as determined by the Secretary of the Treasury,

ii.	the date the Awardee becomes disabled,

iii.	the Awardee’s death,

iv.	a specified time (or pursuant to a fixed schedule) specified under the Award Agreement at the date of the deferral compensation,

v.	to the extent provided by the Secretary of the Treasury, a change in the ownership or effective control of the Company or a Subsidiary, or in the ownership of a substantial portion of the assets of the Company or a Subsidiary, or

vi.	the occurrence of an unforeseeable emergency with respect to the Awardee.
b.	In the case of an Awardee who is a “specified employee”, the requirement of paragraph (1)(a) shall be met only if the distributions with respect to the Section 409A Award may not be made before the date which is six months after the Awardee’s separation from service (or, if earlier, the date of the Awardee’s death). For purposes of this subsection (b), an Awardee shall be a “specified employee” if such Awardee is a key employee (as defined in Section 416(i) of the Code without regard to paragraph (5) thereof) of a corporation any stock of which is publicly traded on an established securities market or otherwise, as determined under Section 409A(a)(2)(B)(i) of the Code and the Treasury Regulations thereunder.

c.	The requirement of paragraph (1)(a)(vi) shall be met only if, as determined under Treasury Regulations under Section 409A(a)(2)(B)(ii) of the Code, the amounts distributed with respect to the unforeseeable emergency do not exceed the amounts necessary to satisfy such unforeseeable emergency plus amounts necessary to pay taxes reasonably anticipated as a result of the distribution, after taking into account the extent to which such unforeseeable emergency is or may be relieved through reimbursement or compensation by insurance or otherwise or by liquidation of the Awardee’s assets (to the extent the liquidation of such assets would not itself cause severe financial hardship).

d.	For purposes of this subsection, the terms specified therein shall have the respective meanings ascribed thereto under Section 409A of the Code and the Treasury Regulations thereunder.
2.	Prohibition on Acceleration of Benefits. The time or schedule of any distribution or payment of any shares of Common Stock or other property or amounts under a Section 409A Award shall not be accelerated, except as otherwise permitted under Section 409A(a)(3) of the Code and the Treasury Regulations thereunder.

3.	Elections under Section 409A Awards.

a.	Any deferral election provided under or with respect to an Award to any Employee or Director shall satisfy the requirements of Section 409A(a)(4)(B) of the Code, to the extent applicable, and, except as otherwise permitted under paragraph (i) or (ii), any such deferral election with respect to compensation for services performed during a taxable year shall be made not later than the close of the preceding taxable year, or at such other time as provided in Treasury Regulations.
i.	In the case of the first year in which an Employee or Director becomes eligible to participate in the Plan (or any other plan or arrangement of the Company that is aggregated with the Plan pursuant to Treasury Regulation Section 1.409A-1(c)), any such deferral election may be made with respect to services to be performed subsequent to the election within thirty (30) days after the date the Employee or Director becomes eligible to participate in the Plan (or any other plan or arrangement of the Company that is aggregated with the Plan pursuant to Treasury Regulation Section 1.409A-1(c)), as provided under Section 409A(a)(4)(B)(ii) of the Code.

ii.	In the case of any performance-based compensation based on services performed by the Employee or Director over a period of at least twelve (12) months, any such deferral election may be made no later than six months before the end of the period, as provided under Section 409A(a)(4)(B)(iii) of the Code.
b.	In the event that a Section 409A Award permits, under a subsequent election by the Awardee of such Section 409A Award, a delay in a distribution or payment of any shares of Common Stock or other property or amounts under such Section 409A Award, or a change in the form of distribution or payment, such subsequent election shall satisfy the requirements of Section 409A(a)(4)(C) of the Code, such subsequent election may not take effect until at least twelve (12) months after the date on which the election is made, and in the case such subsequent election relates to a distribution or payment not described in Section (1)(a)(ii), (iii) or (vi), the first payment with respect to such election may be deferred for a period of not less than five years from the date such distribution or payment otherwise would have been made, and in the case such subsequent election relates to a distribution or payment described in Section (1)(a)(iv), such election may not be made less than twelve (12) months prior to the date of the first scheduled distribution or payment under Section (1)(a)(iv).
4.	Compliance in Form and Operation. A Section 409A Award, and any election under or with respect to such Section 409A Award, shall comply in form and operation with the requirements of Section 409A of the Code and the Treasury Regulations thereunder.

Electronic Voting Instructions
You can vote by Internet or telephone

Available 24 hours a day, 7 days a week
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by
12:00 a.m., Pacific Time, on April 22, 2010.

Vote by Internet
•	Log on to the Internet and go to www.investorvote.com/AVY

•	Follow the steps outlined on the secured website.

Vote by telephone
•	Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.

•	Follow the instructions provided by the recorded message.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Annual Meeting Proxy Card                                                                                1234 5678 9012 345

▼IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

A   Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2, 3, and 4.
1. Election of Directors:

	For	Against	Abstain		For	Against	Abstain		For	Against	Abstain	+
01 - Rolf Börjesson	☐	☐	☐	02 - Peter W. Mullin	☐	☐	☐	03 - Patrick T. Siewert	☐	☐	☐

2.	Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors for the current fiscal year, which ends on January 1, 2011.	For ☐	Against ☐	Abstain ☐	3.	Elimination of the supermajority voting requirements and the interested person stock repurchase provision in the Restated Certificate of Incorporation.	For ☐	Against ☐	Abstain ☐

4.	Approval of an amended and restated stock option and incentive plan.	For ☐	Against ☐	Abstain ☐
B  Non-Voting Items

Change of Address — Please print new address below.	Meeting Attendance
	Mark box to the right if you plan to attend the Annual Meeting.	☐
C  Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

Admission Ticket
2010 Annual Meeting of Stockholders
April 22, 2010, 1:30pm
Avery Dennison Corporation
150 North Orange Grove Boulevard
Pasadena, California 91103
It is important that all shares be represented at this meeting, whether or not you attend the meeting in person.
To make sure all shares are represented, we urge you to complete and mail the proxy card below.
If planning to attend the Annual Meeting, please mark the appropriate box on the reverse side.
Present this Admission Ticket to the representative at the entrance to the Annual Meeting.
▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

Proxy — Avery Dennison Corporation

PROXY SOLICITATION / VOTING INSTRUCTION CARD
ANNUAL MEETING - APRIL 22, 2010
PASADENA, CALIFORNIA
The undersigned hereby appoints Peter K. Barker, Julia A. Stewart and Ken C. Hicks, or each or any of them with power of substitution, proxies for the undersigned to act and vote at the 2010 Annual Meeting of Stockholders of Avery Dennison Corporation and at any adjournments or postponements thereof as indicated upon the matters referred to on the reverse side and described in the proxy statement for the meeting, and, in their discretion, upon any other matters that may properly come before the meeting. This card provides voting instructions, as applicable, to (i) the appointed proxies for shares held of record by the undersigned, including those held under the Company’s DirectSERVICE™ Investment Program, and (ii) the Trustee for shares held on behalf of the undersigned in the Company’s Savings Plan and SHARE Plan.
IF NO OTHER INDICATION IS MADE, THE PROXIES SHALL VOTE FOR THE ELECTION OF THE DIRECTOR NOMINEES, AND FOR PROPOSALS 2, 3, AND 4.
Consistent with its fiduciary duties under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), Evercore Trust Company, N.A. as Trustee of the Avery Dennison Corporation Savings Plan and SHARE Plan, will vote shares of Company stock for which timely instructions are not received and shares of Company stock that have not been allocated to the account of any participant in the same proportion in which allocated shares of Company stock are voted by participants who timely furnish voting instructions. The card must be received no later than 5:00 p.m. Eastern Time on April 16, 2010, and telephone and Internet votes must be completed by 12:00 a.m. midnight on the same date.
Your voting instructions are confidential and will not be revealed to anyone, except as required by law. If you have any questions regarding your voting instructions to Evercore Trust Company, N.A., please call 1-888-296-2891 between the hours of 11:30 a.m. and 7:30 p.m. Eastern Time.
If you vote by telephone or the Internet, please DO NOT mail back this proxy card.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Annual Meeting Proxy Card

▼PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

A   Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2, 3, and 4.
1. Election of Directors:

	For	Against	Abstain		For	Against	Abstain		For	Against	Abstain	+
01 - Rolf Börjesson	☐	☐	☐	02 - Peter W. Mullin	☐	☐	☐	03 - Patrick T. Siewert	☐	☐	☐

2.	Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors for the current fiscal year, which ends on January 1, 2011.	For ☐	Against ☐	Abstain ☐	3.	Elimination of the supermajority voting requirements and the interested person stock repurchase provision in the Restated Certificate of Incorporation.	For ☐	Against ☐	Abstain ☐

4.	Approval of an amended and restated stock option and incentive plan.	For ☐	Against ☐	Abstain ☐
B  Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

Proxy — Avery Dennison Corporation

PROXY SOLICITATION / VOTING INSTRUCTION CARD
ANNUAL MEETING - APRIL 22, 2010
PASADENA, CALIFORNIA

The undersigned hereby appoints Peter K. Barker, Julia A. Stewart and Ken C. Hicks, or each or any of them with power of substitution, proxies for the undersigned to act and vote at the 2010 Annual Meeting of Stockholders of Avery Dennison Corporation and at any adjournments or postponements thereof as indicated upon the matters referred to on the reverse side and described in the proxy statement for the meeting, and, in their discretion, upon any other matters that may properly come before the meeting. This card provides voting instructions, as applicable, to (i) the appointed proxies for shares held of record by the undersigned, including those held under the Company’s DirectSERVICE™ Investment Program, and (ii) the Trustee for shares held on behalf of the undersigned in the Company’s Savings Plan and SHARE Plan.

IF NO OTHER INDICATION IS MADE, THE PROXIES SHALL VOTE FOR THE ELECTION OF THE DIRECTOR NOMINEES, AND FOR PROPOSALS 2, 3, AND 4.

Consistent with its fiduciary duties under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), Evercore Trust Company, N.A. as Trustee of the Avery Dennison Corporation Savings Plan and SHARE Plan, will vote shares of Company stock for which timely instructions are not received and shares of Company stock that have not been allocated to the account of any participant in the same proportion in which allocated shares of Company stock are voted by participants who timely furnish voting instructions. The card must be received no later than 5:00 p.m. Eastern Time on April 16, 2010, and telephone and Internet votes must be completed by 12:00 a.m. midnight on the same date.

Your voting instructions are confidential and will not be revealed to anyone, except as required by law. If you have any questions regarding your voting instructions to Evercore Trust Company, N.A., please call 1-888-296-2891 between the hours of 11:30 a.m. and 7:30 p.m. Eastern Time.

Electronic Voting Instructions
You can vote by Internet or telephone

Available 24 hours a day, 7 days a week
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by
12:00 a.m., Pacific Time, on April 22, 2010.

Vote by Internet
•	Log on to the Internet and go to www.investorvote.com/AVY2

•	Follow the steps outlined on the secured website.

Vote by telephone
•	Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.

•	Follow the instructions provided by the recorded message.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Annual Meeting Proxy Card                                                                                                       1234   5678   9012   345

▼IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

A   Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2, 3, and 4.
1. Election of Directors:

	For	Against	Abstain		For	Against	Abstain		For	Against	Abstain	+
01 - Rolf Börjesson	☐	☐	☐	02 - Peter W. Mullin	☐	☐	☐	03 - Patrick T. Siewert	☐	☐	☐

2.	Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors for the current fiscal year, which ends on January 1, 2011.	For ☐	Against ☐	Abstain ☐	3.	Elimination of the supermajority voting requirements and the interested person stock repurchase provision in the Restated Certificate of Incorporation.	For ☐	Against ☐	Abstain ☐

4.	Approval of an amended and restated stock option and incentive plan.	For ☐	Against ☐	Abstain ☐
B  Non-Voting Items

Change of Address — Please print new address below.	Meeting Attendance
	Mark box to the right if you plan to attend the Annual Meeting.	☐
C  Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — Avery Dennison Corporation

PROXY SOLICITATION / VOTING INSTRUCTION CARD
ANNUAL MEETING - APRIL 22, 2010
PASADENA, CALIFORNIA
CONFIDENTIAL VOTING INSTRUCTIONS

TO:	COMPUTERSHARE TRUST COMPANY, N.A., AS TABULATING AGENT FOR THE TRUSTEE OF THE AVERY DENNISON CORPORATION EMPLOYEE STOCK BENEFIT TRUST

VOTING INSTRUCTIONS SOLICITED BY THE TRUSTEE ON BEHALF OF THE BOARD OF DIRECTORS OF AVERY DENNISON CORPORATION FOR THE ANNUAL MEETING OF STOCKHOLDERS, APRIL 22, 2010.

The undersigned hereby instructs Wachovia Bank, N.A., a Wells Fargo Company, as Trustee, to act and vote at the 2010 Annual Meeting of Stockholders of Avery Dennison Corporation and at any adjournments or postponements thereof as indicated upon the matters referred to on the reverse side and described in the proxy statement for the meeting, and, in its discretion, upon any other matters that may properly come before the meeting.

Under the terms of the Avery Dennison Corporation Employee Stock Benefit Trust, you are entitled, as an employee and a holder of vested stock options from Avery Dennison, to instruct the Trustee how to vote shares held by the Trust.